NUVEEN
Investments

Nuveen Municipal
Bond Funds

ANNUAL REPORT  FEBRUARY 28, 2001

Dependable, tax-free income to help you keep more of what you earn.

[Photo Appears Here]

INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/SM/


California
California Insured

                              Morningstar Ratings

                                   * * * *
                Nuveen California Municipal Bond Fund /1/, /2/
                     Overall rating among 1,694 municipal
                           bond funds as of 2/28/01



     Table of Contents

   1 Dear Shareholder

   3 From the Portfolio Manager

     Nuveen California Municipal Bond Fund

   8 Fund Spotlight

     Nuveen California Insured Municipal Bond Fund

   9 Fund Spotlight

  10 Portfolio of Investments

  17 Statement of Net Assets

  18 Statement of Operations

  19 Statement of Changes in Net Assets

  20 Notes to Financial Statements

  25 Financial Highlights

  27 Report of Independent Public Accountants

  29 Fund Information

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/1/ For each fund with at least a three-year history, Morningstar calculates a
Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen California Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond Funds, the Nuveen California Municipal Bond Fund received a Morningstar Rating of three stars and four stars for the three-and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 16, 2001




Annual Report    page 2

California
Economy at a Glance
March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Healthy growth rate sustained

 . The state continues to outperform the nation in economic growth.

 . California Unemployment rate: 4.5% vs. 4.2% national average (through March
  28, 2001).

 . Job creation in the high-tech sector steadily continued despite a substantial slowdown in dot-com company growth.

Municipal bond issuance rises

 . Issuance rose approximately 7% during the fiscal year vs. a 1.6% decline nationally.

 . Falling interest rates stimulated debt refundings, leading to a 156% increase in total issuance for January and February 2001 compared with the same period in 2000. Nationally, overall issuance increased 57% during the period.

From the Portfolio Manager

CALIFORNIA MUNICIPAL BOND FUND
CALIFORNIA INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience in the last 12 months?

A.   Overall market conditions were affected by developments in key areas:

     Interest rates. Municipal bonds performed favorably in terms of yield in 2000 due to the environment of rising interest rates. At the beginning of the fund's fiscal year in March 2000, the Bond Buyer 20 index of municipal bond yields stood at 5.94. The index reached a high of 6.05 in May and remained above 5.45 until December, when the market began anticipating interest rate cuts.

     In fact, the Federal Reserve Board cut the federal funds rate twice before February 28, 2001, for a total of 100 basis points. These actions sparked a rally in bond prices and pushed yields down. The rising valuations also reflected a supply-demand imbalance in the municipal market; strong demand coupled with limited supply also helped to push municipal bond prices higher at the end of th e fiscal year.

     The economy. The California economy performed well overall, with a growth rate higher than the national average and unemploy ment just a bit above the average. As signs of slowing in the national economy became increasingly evident last year and the costs of electricity and natural gas increased, the effect was felt swiftly in more sensitive sectors of the state, including multifamily hou sing construction and industrial development.

Q. How did the funds perform during the fiscal year ended Feb. 28, 2001, and what factors influenced their returns?

A. As shown on the next page, one-year and five-year total returns were 9.99 percent and 5.16 percent, respectively. The fund la gged its peer group average total returns for both periods due largely to overweighting in a couple of areas during the 2001 fiscal y ear. Non-rated securities under-performed as rising interest rates caused credit spreads to widen even further.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on t he cover. The manager's views are subject to change at any time, based on market and other conditions.



                                                        Annual Report     page 3

 ...continued
Economy at a Glance
March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Ratings hold ground

Citing the state's favorable economy and stable outlook, the three largest bond rating firms maintained their California general obligation bond ratings through the fiscal year.

        Fitch - AA
        Moody's - Aa2
        S&P - AA

After fiscal year end, however, Fitch and S&P placed the state on negative credit watch amid concerns about how the state's energy crisis might be exacerbated by increasing power demands in the coming summer months.

Note: The Insured fund held a position in Pacific Gas & Electric Company (PG&E) bonds during the fiscal year and has continued to own these credits. In addition to backing by insurance, these senior secured bonds have first priority for repayment and provide rights to underlying assets. The utility filed for Chapter 11 bankruptcy protection on April 6, 2001. However, the credits are not in monetary default. The utility has stated that it intends to pay interest on its senior secured bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by bankruptcy court decisions.


Annualized Total Returns/1/

Class A Shares at NAV                     One-Year        Five-Year

California Municipal Bond Fund             9.99%            5.16%

Lipper California Municipal               12.72%            5.27%
Debt Funds category average/2/

Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                           4.83%
Taxable-Equivalent Yield/3/                7.73%




The California Insured Municipal Bond Fund registered one-year and five-year total returns of 11.98 percent and 5.27 percent, respectively. The fund lagged its peer group average relative to one-year total return due to our focus on shorter-term issues when interest rates were rising. This defensive approach helped the fund purchase new offers with higher coupon rates and yields more easily as they became available. We believe this strategy performs well when rates increase, as reflected in our five-year returns.


Annualized Total Returns/1/

Class A Shares at NAV                     One-Year        Five-Year

California Insured Municipal Bond Fund     11.98%           5.27%

Lipper California Insured Municipal        12.74%           5.36%
Debt Funds category average/2/

Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                            3.86%

Taxable-Equivalent Yield/3/                 6.18%

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

    Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Annual Report     page 4

How Your Fund Pursues Its
Objective
--------------------------------------------------------------------------------

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. (An insured fund primarily buys insured municipal bonds.) The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Conversely, falling interest rates can cause returns to lag but may help the fund to maintain or increase NAV and dividends.

     Let me point out that 38 percent of fund assets comprise long-term bonds maturing in 25 years or more. These holdings strongl y outperformed during the fiscal year, delivering 21 percent of the overall one-year return.

Q.   What themes were underlying your management of the funds during the year?

A. Increasing call protection was our primary focus for both funds. Our strategy was to sell bonds callable in six years or less and purchase issues with at least nine years of call protection, which helped to stabilize and improve performance in both funds.

     Targeted credit purchases With over 100 years of combined experience, our research team strives to look beyond the published rating agency reports and provide independent, proprietary analysis of investment opportunities. We relied on these extensive researc h capabilities to identify several compelling buy opportunities that provided greater call protection. Some notable purchases include:

     In the California Municipal Bond Fund...

     . We purchased a $6.2 million issue of non-rated Merced Irrigation District Electric System revenue bonds in 2000. In February 2001, so that it could raise new money to finance an expansion, the District refunded its outstanding debt, including the bo nds we purchased in 2000. As a result, the bonds purchased in 2000 are now backed by U.S. Treasury securities held in escrow. Additi onally, they have been rated AAA.

     . The fund purchased a $3.2 million revenue bond issued by the Seal Beach Redevelopment Agency to purchase a mobile hom e park for low-income residents. Rated A, the bonds offered a significantly higher yield than AAA-rated bonds available at that time, a yield which we felt compensated for the incremental risk.

--------------------------------------------------------------------------------

/2/ For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 114 funds in the Lipper California Municipal Bond Debt Funds category for the one-year period ended February 28, 2001, and 83 funds for the five-year period. For the Nuveen California Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 24 funds in the Lipper California Insured Municipal Bo nd Debt Funds category for the one-year period ended February 28, 2001, and 22 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 37.5%.


                                                        Annual Report     page 5

Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment a pproach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.


In the California Insured Municipal Bond Fund...

 .  We purchased the $6.5 million California Statewide Communities Development
   Authority revenue bond issue to finance th e Canoga Care Center, a Los Angeles apartment complex housing elderly low-income residents. Because the offering was small and is not likely to be traded frequently, these Aaa-rated bonds offered a significantly higher yield than similarly structured AAA-rated bonds at that time.

 . We invested in new issues for the Port of Oakland and San Francisco Airport, which offered longer call protection tha n most bonds offered in the secondary market.

Q.  What is your outlook for the California municipal market?

A. The growing cost of electricity in California and prospects of continued power shortages might cause the state's economy to s low. However, a couple of important factors could prevent these concerns from impacting the broad California bond market.

    . Municipal bonds are issued for essential public purposes, such as schools, hospitals and airports, which have always conti nued operating despite any power delivery problems or slowing economic growth. While capital spending in the private sector may slow in concert with an economic slowdown, municipalities and other tax-exempt issuers are expected to continue financing capital needs to carry out their public purposes.

    . Some of the decline in long-term municipal coupon rates has been in response to short-term interest rate cuts by the Fed. The decline also reflects a supply-demand imbalance in the municipal market; strong demand coupled with limited supply has caused mun icipal bond prices to rise, and municipal bond interest rates to fall.

--------------------------------------------------------------------------------


Annual Report     page 6

If rates continue to fall, new supply in the municipal market could increase as issuers come to market with advance and current refundings. Our earlier efforts to enhance call protection should serve the fund well in an environment of declining interest rates by helping to sustain the long-term dividend paying capability.



California Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

[Mountain Chart Appears Here]

              Lehman                                  Nuveen Flagship
             Brothers        Nuveen Flagship           CA Municipal
            Municipal         CA Municipal               Bond Fund
            Bond Index       Bond Fund (NAV)              (Offer)

2/91          10000               10000                     9850
2/92          10999               10899                    10441
2/93          12513               12358                    11839
2/94          13205               12952                    12408
2/95          13454               12982                    12437
2/96          14941               14326                    13724
2/97          15899               15084                    14450
2/98          17353               16421                    15732
2/99          18420               17288                    16562
2/00          18034               16749                    16046
2/01          20260               18423                    17649

--- Nuveen California Municipal Bond Fund (NAV)  $18,423
--- Nuveen California Municipal Bond Fund (Offer) $17,649
--- Lehman Brothers Municipal Bond Index $20,260

California Insured Municipal Bond Fund Growth of an Assumed $10,000
Investment/4/

                Lehman
               Brothers       Nuveen CA Insured        Nuveen Flagship CA
            Municipal Bond   Municipal Bond Fund     Insured Municipal Bond
                Indes               (NAV)                 Fund (Offer)


2/91            10000               10000                     9580
2/92            10999               10965                    10505
2/93            12513               12587                    12058
2/94            13205               13091                    12541
2/95            13454               13300                    12742
2/96            14941               14672                    14056
2/97            15899               15342                    14698
2/98            17353               16671                    15971
2/99            18420               17555                    16818
2/00            18034               16938                    16226
2/01            20260               18967                    18170



--- Nuveen California Insured Municipal Bond Fund (NAV)  $18,967
--- Nuveen California Insured Bond Fund (Offer) $18,170
--- Lehman Brothers Municipal Bond Index $20,260

--------------------------------------------------------------------------------

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.


                                                        Annual Report     page 7

Top Five Sectors/4/
--------------------------------------------------------------------------------

Tax Obligation (Limited)        24%
Utilities                       13%
Healthcare                      13%
Housing (Multifamily)           12%
Transportation                  10%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$269.0 million

Average Effective Maturity
20.44 years

Average Duration
7.15


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional inform ation, please see the fund prospectus.8

Fund Spotlight as of 2-28-01

CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


Quick Facts

                       A Shares        B Shares        C Shares        R Shares
--------------------------------------------------------------------------------
NAV                    $10.42          $10.41          $10.42          $10.43
--------------------------------------------------------------------------------
CUSIP                  67065N100       67065N209       67065N308       67065N407
--------------------------------------------------------------------------------
Latest Dividend/1/     $0.0465         $0.0400         $0.0420         $0.0485
--------------------------------------------------------------------------------
Inception Date         9/94            3/97            9/94            7/86
--------------------------------------------------------------------------------




Annualized Total Returns/2/
             as of February 28, 2001                     as of December 31, 2000

A Shares               NAV     Offer                               NAV     Offer

1-Year                9.99%    5.36%                              9.48%    4.88%
--------------------------------------------------------------------------------
5-Year                5.16%    4.27%                              4.89%    3.99%
--------------------------------------------------------------------------------
10-Year               6.30%    5.85%                              6.40%    5.95%
--------------------------------------------------------------------------------


B Shares           w/o CDSC   w/CDSC                           w/o CDSC   w/CDSC

1-Year                9.23%    5.23%                              8.61%    4.61%
--------------------------------------------------------------------------------
5-Year                4.39%    4.23%                              4.11%    3.94%
--------------------------------------------------------------------------------
10-Year               5.73%    5.73%                              5.84%    5.84%
--------------------------------------------------------------------------------


C Shares                         NAV                                         NAV
--------------------------------------------------------------------------------
1-Year                         9.42%                                       8.80%
--------------------------------------------------------------------------------
5-Year                         4.55%                                       4.27%
--------------------------------------------------------------------------------
10-Year                        5.62%                                       5.72%
--------------------------------------------------------------------------------


R Shares                         NAV                                         NAV
--------------------------------------------------------------------------------
1-Year                        10.23%                                       9.72%
--------------------------------------------------------------------------------
5-Year                         5.38%                                       5.11%
--------------------------------------------------------------------------------
10-Year                        6.57%                                       6.68%
--------------------------------------------------------------------------------



Tax-Free Yields
             as of February 28, 2001

A Shares                           NAV   Offer

SEC 30-Day Yield                 4.83%   4.63%
----------------------------------------------
Taxable-Equivalent Yield/3/      7.73%   7.41%
----------------------------------------------


B Shares                                   NAV

SEC 30-Day Yield                         4.09%
----------------------------------------------
Taxable-Equivalent Yield/3/              6.54%
----------------------------------------------


C Shares                                   NAV

SEC 30-Day Yield                         4.28%
----------------------------------------------
Taxable-Equivalent Yield/3/              6.85%
----------------------------------------------


R Shares                                   NAV

SEC 30-Day Yield                         5.04%
----------------------------------------------
Taxable-Equivalent Yield/3/              8.06%


Bond Credit Quality/4/

AAA/U.S. Guaranteed     23%
---------------------------
AA                      11%
---------------------------
A                       15%
---------------------------
BBB                     19%
---------------------------
NR                      32%
---------------------------


--------------------------------------------------------------------------------

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for red emptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatic ally convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 37.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.


Annual Report     page 8

Fund Spotlight as of 2-28-01
CALIFORNIA INSURED MUNICIPAL BOND fund
--------------------------------------------------------------------------------
Top Five Sectors/4/
--------------------------------------------------------------------------------
Tax Obligation (Limited)        29%
Tax Obligation (General)        19%
U.S. Guaranteed                 13%
Housing (Multifamily)            9%
Healthcare                       8%


Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$246.8 million

Average Effective Maturity
22.13 years

Average Duration
8.43

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Quick Facts
                        A Shares        B Shares       C Shares        R Shares
--------------------------------------------------------------------------------
NAV                     $10.85          $10.86         $10.78          $10.84
--------------------------------------------------------------------------------
CUSIP                   67065N506       67065N605      67065N704       67065N803
--------------------------------------------------------------------------------
Latest Dividend1        $0.0435         $0.0365        $0.0385         $0.0450
--------------------------------------------------------------------------------
Inception Date          9/94            3/97           9/94            7/86
--------------------------------------------------------------------------------




Annualized Total Returns/2/
        as of February 28, 2001                          as of December 31, 2000

A Shares          NAV     Offer                                    NAV     Offer
1-Year         11.98%     7.24%                                 12.89%     8.11%
--------------------------------------------------------------------------------
5-Year          5.27%     4.37%                                  5.11%     4.21%
--------------------------------------------------------------------------------
10-Year         6.61%     6.16%                                  6.78%     6.32%
--------------------------------------------------------------------------------

B Shares     w/o CDSC    w/CDSC                               w/o CDSC    w/CDSC

1-Year         11.14%     7.14%                                  12.04%    8.04%
--------------------------------------------------------------------------------
5-Year          4.50%     4.33%                                   4.34%    4.17%
--------------------------------------------------------------------------------
10-Year         5.99%     5.99%                                   6.16%    6.16%
--------------------------------------------------------------------------------


C Shares                    NAV                                              NAV

1-Year                   11.32%                                           12.22%
--------------------------------------------------------------------------------
5-Year                    4.68%                                            4.52%
--------------------------------------------------------------------------------
10-Year                   5.86%                                            6.02%
--------------------------------------------------------------------------------


R Shares                    NAV                                              NAV
--------------------------------------------------------------------------------
1-Year                   12.18%                                           13.00%
--------------------------------------------------------------------------------
5-Year                    5.48%                                            5.31%
--------------------------------------------------------------------------------
10-Year                   6.84%                                            7.00%
--------------------------------------------------------------------------------


Tax-Free Yields
        as of February 28, 2001

A Shares                        NAV     Offer

SEC 30-Day Yield              3.86%     3.70%
---------------------------------------------
Taxable-Equivalent Yield/3/   6.18%     5.92%
---------------------------------------------


B Shares                                  NAV

SEC 30-Day Yield                        3.11%
---------------------------------------------
Taxable-Equivalent Yield/3/             4.98%


C Shares                                  NAV

SEC 30-Day Yield                        3.31%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.30%


R Shares                                  NAV

SEC 30-Day Yield                        4.06%
---------------------------------------------
Taxable-Equivalent Yield/3/             6.50%

Bond Credit Quality/4/
[Pie Chart Appears Here]

Insured and
U.S. Guaranteed         8%
--------------------------
U.S. Guaranteed         5%
--------------------------
Insured                87%
--------------------------


/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 37.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

                                                        Annual Report     page 9

                 Portfolio of Investments
                 Nuveen California Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 3.9%

     $    960 California Educational         4/07 at 102      Baa2 $  1,006,042
               Facilities Authority,
               Revenue Bonds (Pooled
               College and University
               Projects)
               (Southern California
               College of Optometry),
               Series 1997B, 6.300%,
               4/01/21

        3,115 California Educational         6/10 at 101      Baa3    3,326,135
               Facilities Authority,
               Revenue Bonds (Pooled
               College and University
               Projects),
               Series 2000C, 6.750%,
               6/01/30

        1,500 California Statewide          12/06 at 105       N/R    1,538,355
               Community Development
               Authority, Certificates
               of Participation (San
               Diego Space and Science
               Foundation), Series
               1996, 7.500%, 12/01/26

        4,335 The Regents of the            11/03 at 102       Aa2    4,527,344
               University of
               California, 1993
               Refunding Certificates
               of Participation (UCLA
               Central
               Chiller/Cogeneration
               Facility), 6.000%,
               11/01/21

-------------------------------------------------------------------------------
              Healthcare - 12.5%

       18,000 California Health             12/09 at 101        A2   18,984,960
               Facilities Financing
               Authority, Revenue
               Bonds (Cedars-Sinai
               Medical Center),
               Series 1999A, 6.125%,
               12/01/30

              California Health
              Facilities Financing
              Authority, Insured
              Health Facility Revenue
              Bonds (Small Facilities
              Pooled Loan Program),
              1994 Series B:
        3,000  7.400%, 4/01/14               4/05 at 102        AA    3,419,490
        3,635  7.500%, 4/01/22               4/05 at 102        AA    4,134,667

        3,370 California Health              5/03 at 102      BBB+    3,248,680
               Facilities Financing
               Authority, Hospital
               Revenue Bonds (Downey
               Community Hospital),
               Series 1993, 5.750%,
               5/15/15

        1,755 Central Joint Powers           2/03 at 100      Baa1    1,469,286
               Health Financing
               Authority, Certificates
               of Participation
               (Community Hospital of
               Central California),
               Series 1993, 5.000%,
               2/01/23

        2,475 City of Loma Linda,           12/03 at 102       N/R    2,327,787
               California, Hospital
               Revenue Bonds (Loma
               Linda University
               Medical Center
               Project), Series 1993-
               A, 6.000%, 12/01/06

-------------------------------------------------------------------------------
              Housing/Multifamily -
                12.1%

        8,400 ABAG Finance Authority        No Opt. Call       BBB    8,749,944
               for Nonprofit
               Corporations,
               Multifamily Housing
               Revenue Refunding Bonds
               (United Dominion/2000
               Post Apartments), 2000
               Series B, 6.250%,
               8/15/30 (Mandatory put
               8/15/08)

        2,905 California Statewide           6/06 at 100       AAA    3,047,752
               Communities Development
               Authority, Senior Lien
               Multifamily Housing
               Revenue Bonds (Monte
               Vista Terrace), Series
               1996A, 6.375%, 9/01/20

        4,075 The Community                  6/05 at 105       AAA    4,500,267
               Redevelopment Agency of
               the City of Los
               Angeles, California,
               Multifamily Housing
               Revenue Refunding Bonds
               (Angelus Plaza
               Project), 1995 Series
               A, 7.400%, 6/15/10

        3,285 City of Riverside,             7/02 at 100       AAA    3,344,918
               California, Multifamily
               Housing Revenue Bonds
               (Fannie Mae Pass-
               through Certificate
               Program/Birchwood Park
               Apartment Project),
               1992 Series A, 6.500%,
               1/01/18

        4,005 City of Riverside,             7/02 at 100       AAA    4,078,051
               California, Multifamily
               Housing Revenue Bonds
               (Fannie Mae Pass-
               through Certificate
               Program/Palm Shadows
               Apartments Project),
               1992 Series A, 6.500%,
               1/01/18

        2,000 County of Riverside,           3/09 at 102       N/R    1,867,380
               California, Mobile Home
               Park Revenue Bonds
               (Bravo Mobile Home Park
               Project),
               Series 1999B, 5.900%,
               3/20/29

        2,080 City of Salinas,               7/04 at 102       AAA    2,205,986
               California, Housing
               Facility Refunding
               Revenue Bonds (GNMA
               Collateralized-Villa
               Serra Project), Series
               1994A, 6.500%, 7/20/17

        2,000 San Dimas Housing              7/08 at 102       N/R    1,787,140
               Authority, Mobile Home
               Park Revenue Bonds
               (Charter Oak Mobile
               Home Estates
               Acquisition Project),
               Series 1998A, 5.700%,
               7/01/28

        3,000 Housing Authority of the       7/01 at 101       AAA    3,064,980
               County of Santa Cruz,
               Multifamily Housing
               Refunding Revenue Bonds
               (Fannie Mae
               Collateralized), Series
               1990A, 7.750%, 7/01/23

-------------------------------------------------------------------------------
              Housing/Single Family -
                5.2%

        2,250 California Housing             2/07 at 102       AAA    2,359,508
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1997 Series B, 6.100%,
               2/01/28 (Alternative
               Minimum Tax)

        2,850 California Rural Home         No Opt. Call       AAA    3,262,281
               Mortgage Finance
               Authority, Single
               Family Mortgage Revenue
               Bonds (Mortgage-Backed
               Securities Program),
               1997 Series A, 7.000%,
               9/01/29 (Alternative
               Minimum Tax)

        7,815 Department of Veterans         6/05 at 101       AA-    8,193,090
               Affairs of the State of
               California, Home
               Purchase Revenue Bonds,
               2000 Series C, 6.150%,
               12/01/27


        1,950 County of San              5/07 at 22 9/16       AAA      305,097
               Bernardino, California,
               Single Family Home
               Mortgage Revenue Bonds
               (Mortgage-Backed
               Securities Program),
               1997 Series A, 0.000%,
               5/01/31 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------
10

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Long-Term Care - 4.1%

     $  7,000 American Baptist Homes of     10/07 at 102       N/R $  6,163,500
               the West Facilities
               Project, Revenue
               Refunding Certificates of
               Participation, Series
               1997A, 5.850%, 10/01/27

        2,500 California Statewide          11/04 at 102        AA    2,742,500
               Communities Development
               Authority, Certificates
               of Participation (Solheim
               Lutheran Home), 6.500%,
               11/01/17

        2,000 Chico Redevelopment            8/01 at 102        AA    2,037,120
               Agency, California,
               Walker Senior Housing
               Corporation VII, Insured
               Certificates of
               Participation (Sierra
               Sunrise Lodge), Series
               1991A, 6.750%, 2/01/21

-------------------------------------------------------------------------------
              Tax Obligation/General -
                7.0%

        6,500 State of California,           9/10 at 100       N/R    7,398,495
               General Obligation Bonds
               (Residual Interest Tax-
               Exempt Securities
               Receipts),
               Series PA-779R, 10.852%,
               9/01/15 (IF)

        8,500 State of California,           3/10 at 101       AAA    9,053,690
               Various Purpose General
               Obligation Bonds, 5.750%,
               3/01/27

              San Diego Unified School
               District, California,
               2000 General Obligation
               Bonds (Election of 1998),
               Series B:
        2,000  5.125%, 7/01/22               7/10 at 100       AAA    2,007,220
          350  5.000%, 7/01/25               7/10 at 100       AAA      343,931

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
                23.3%

        1,365 City of Brea, California,      3/06 at 102       N/R    1,392,450
               Community Facilities
               District No. 1997-1, 1998
               Special Tax Bonds (Olinda
               Heights Public
               Improvements), 5.875%,
               9/01/28

              Brentwood Infrastructure
              Financing Authority,
              Contra Costa County,
              California, CIFP 98-1
              Infrastructure Revenue
              Bonds, Series 1998:
        1,215  5.750%, 9/02/18               3/01 at 103       N/R    1,211,671
        2,435  5.875%, 9/02/28               3/01 at 103       N/R    2,418,539

              Brentwood Infrastructure
              Financing Authority,
              Contra Costa County,
              California, CIFP 99-1
              Infrastructure Revenue
              Bonds, Series 1999:
        1,675  6.000%, 9/02/22               3/01 at 103       N/R    1,721,063
        1,490  6.000%, 9/02/29               3/01 at 103       N/R    1,526,043

        2,000 Carson Redevelopment          10/03 at 102      BBB+    2,076,480
               Agency, California, Tax
               Allocation Bonds
               (Redevelopment Project
               Area No. 1), Series 1993,
               6.000%, 10/01/16

        1,500 Dinuba Redevelopment          12/01 at 101       N/R    1,520,895
               Agency, California,
               Merged City of Dinuba
               Redevelopment Project and
               Dinuba Redevelopment
               Project No. 2,
               Subordinated Tax
               Allocation Refunding
               Notes, Issue of 1999A,
               6.100%, 12/01/04

        2,500 Fontana Public Financing       3/01 at 102       BBB    2,552,875
               Authority, San Bernardino
               County, California, Tax
               Allocation Revenue Bonds
               (North Fontana
               Redevelopment Project),
               1990 Series A, 7.250%,
               9/01/20

        2,000 La Mirada Redevelopment       10/08 at 102       N/R    1,943,600
               Agency, California,
               Community Facilities
               District No. 89-1 (Civic
               Theatre Project), 1998
               Refunding Special Tax
               Bonds (Tax Increment
               Contribution), 5.700%,
               10/01/20

        1,260 Marysville Community           3/02 at 102      Baa3    1,305,385
               Development Agency,
               California, Tax
               Allocation Refunding
               Bonds (Marysville Plaza
               Project), Series 1992,
               7.250%, 3/01/21

        6,215 City of Milpitas, Local        3/01 at 103       N/R    6,225,193
               Improvement District No.
               20, Santa Clara County,
               California, Limited
               Obligation Improvement
               Bonds, 1998 Series A,
               5.700%, 9/02/18

          805 City of Ontario,               3/01 at 103       N/R      839,639
               Assessment District No.
               100C, San Bernardino
               County, California,
               Limited Obligation
               Improvement Bonds
               (California Commerce
               Center Phase III),
               8.000%, 9/02/11

        2,250 County of Orange,              8/09 at 102       N/R    2,401,110
               California, Community
               Facilities District No.
               99-1, Special Tax Bonds
               (Ladera Ranch), 1999
               Series A, 6.700%, 8/15/29

        4,300 Orange County Development      9/03 at 102       BBB    4,374,304
               Agency, California, Tax
               Allocation Revenue Bonds
               (Santa Ana Heights
               Project Area), Series
               1993, 6.125%, 9/01/23

        2,000 Poway, California,             8/08 at 102       N/R    2,164,540
               Community Facilities
               District No. 88-1,
               Special Tax Refunding
               Bonds (Parkway Business
               Center), Series 1998,
               6.750%, 8/15/15

        1,645 City of Rancho Cucamoga,       3/01 at 103       N/R    1,684,200
               Assessment District No.
               93-1, Limited Obligation
               Improvement Bonds (Masi
               Plaza), 6.250%, 9/02/22

        1,340 Redding Joint Powers           6/03 at 102         A    1,390,156
               Financing Authority,
               Lease Revenue Bonds
               (Capital Improvement
               Projects), Series 1993,
               6.250%, 6/01/23

--------------------------------------------------------------------------------
11

                 Portfolio of Investments
                 Nuveen California Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

     $  1,000 County of Sacramento,         12/07 at 102       N/R $    983,040
               California, Laguna Creek
               Ranch/Elliott Ranch
               Community Facilities
               District No. 1,
               Improvement Area No. 1
               Special Tax Refunding
               Bonds (Laguna Creek
               Ranch), 5.700%, 12/01/20

        2,100 City of Salinas, Monterey      3/01 at 103       N/R    2,186,079
               County, California,
               Consolidated Refunding
               District 94-3, Limited
               Obligation Refunding
               Bonds, Series No. A-181,
               7.400%, 9/02/09

        7,090 Redevelopment Agency of       10/07 at 102        A-    7,423,585
               the City of San Marcos,
               Tax Allocation Bonds
               (1997 Affordable Housing
               Project), Series 1977A,
               6.000%, 10/01/27
               (Alternative Minimum Tax)

        3,200 Seal Beach Redevelopment      12/11 at 102         A    3,133,696
               Agency, California,
               Mobile Home Park Revenue
               Bonds, Series 2000A,
               5.750%, 12/15/35

        4,000 Shafter Joint Powers           1/07 at 101        A2    4,255,000
               Financing Authority,
               Lease Revenue Bonds
               (Community Correctional
               Facility Acquisition
               Project), 1997 Series A,
               6.050%, 1/01/17

        2,945 City of Stockton,             No Opt. Call       N/R    2,983,756
               California, Weber/Sperry
               Ranches Assessment
               District, Limited
               Obligation Refunding
               Improvement Bonds, Series
               22, 5.650%, 9/02/13

        2,000 Taft Public Financing          1/07 at 101        A2    2,144,320
               Authority, Lease Revenue
               Bonds (Community
               Correctional Facility
               Acquisition Project),
               1997 Series A, 6.050%,
               1/01/17

        1,100 Tulare County Public          11/02 at 102        A3    1,188,814
               Facilities Corporation,
               California, Certificates
               of Participation (1992
               Financing Project),
               Series B, 6.875%,
               11/15/12

        1,500 Vallejo Public Financing      No Opt. Call       N/R    1,568,910
               Authority, Limited
               Obligation Revenue Bonds
               (Fairgrounds Drive
               Assessment District
               Refinancing), Series
               1998, 5.700%, 9/02/11

-------------------------------------------------------------------------------
              Transportation - 9.8%

        2,000 California Statewide          No Opt. Call      Baa3    2,034,620
               Communities Development
               Authority, Special
               Facilities Revenue Bonds
               (United Air Lines Inc.-
               San Francisco
               International Airport
               Terminal Projects),
               Series 2000A, 5.700%,
               10/01/34 (Alternative
               Minimum Tax) (Mandatory
               put 10/01/10)

        7,150 Foothill/Eastern               1/10 at 100      BBB-    6,613,393
               Transportation Corridor
               Agency, California, Toll
               Road Revenue Bonds,
               Series 1995A, 5.000%,
               1/01/35

              Foothill/Eastern
              Transportation Corridor
              Agency, California, Toll
              Road Refunding Revenue
              Bonds,
              Series 1999:
        8,900  0.000%, 1/15/28               1/14 at 101      BBB-    5,286,244
        3,000  5.750%, 1/15/40               1/10 at 101      BBB-    3,000,990

              Port of Oakland,
               California, Revenue
               Bonds, 2000 Series K:
        4,700  5.500%, 11/01/09             No Opt. Call       AAA    5,156,229
               (Alternative Minimum Tax)
        4,000  5.750%, 11/01/29              5/10 at 100       AAA    4,216,800
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              U.S. Guaranteed - 5.0%

        2,035 Bella Vista Water             10/01 at 102    Baa***    2,125,069
               District, California,
               Certificates of
               Participation (1991
               Capital Improvement
               Project), 7.375%,
               10/01/17 (Pre-refunded to
               10/01/01)

        7,500 State Public Works Board      10/02 at 102       AAA    8,059,350
               of California (The
               Trustees of The
               California State
               University),
               Lease Revenue Bonds
               (Various California State
               University Projects),
               1992 Series A, 6.700%,
               10/01/17
               (Pre-refunded to
               10/01/02)

        2,505 Harbor Department of the      No Opt. Call       AAA    3,204,221
               City of Los Angeles,
               California, Revenue
               Bonds, Issue of 1988,
               7.600%,
               10/01/18

-------------------------------------------------------------------------------
              Utilities - 13.1%

       12,000 California Pollution           7/07 at 102       N/R    6,240,000
               Control Financing
               Authority, Solid Waste
               Disposal Revenue Bonds
               (CanFibre of Riverside
               Project), Tax-Exempt
               Series 1997A, 9.000%,
               7/01/19 (Alternative
               Minimum Tax)+

        3,000 California Statewide          12/04 at 102       N/R    2,736,960
               Communities Development
               Authority, Refunding
               Certificates of
               Participation (Rio Bravo
               Fresno Project), 1999
               Series A, 6.300%,
               12/01/18

        6,705 Merced Irrigation              9/05 at 102       N/R    6,637,011
               District, California,
               2001 Electric System
               Refunding Revenue Bonds
               (Electric System
               Project), 6.850%, 9/01/36

        6,505 Merced Irrigation              3/03 at 102       N/R    6,878,127
               District, California,
               1998 Revenue Certificates
               of Participation (1998
               Electric System Project),
               5.800%, 3/01/15

        6,225 Merced Irrigation              6/08 at 102       N/R    7,490,978
               District, California,
               2000 Subordinated Revenue
               Certificates of
               Participation (Electric
               System Project), 7.450%,
               3/01/18


--------------------------------------------------------------------------------
12

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Utilities (continued)

     $  3,500 Puerto Rico Industrial,        6/10 at 101      Baa2 $  3,692,815
               Tourist, Educational,
               Medical, and
               Environmental Control
               Facilities Financing
               Authority, Cogeneration
               Facility Revenue Bonds,
               2000 Series A, 6.625%,
               6/01/26 (Alternative
               Minimum Tax)

        1,660 Salinas Valley Solid Waste     8/02 at 102       BBB    1,654,356
               Authority, Revenue Bonds,
               Series 1997, 5.800%,
               8/01/27 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Water and Sewer - 1.5%

        1,670 Sacramento County             12/10 at 101        AA    2,357,856
               Sanitation Districts
               Financing Authority,
               California (Sacramento
               Regional County
               Sanitation District),
               Residual Interest
               Certificates, Series
               694R-A, 12.489%, 12/01/10
               (IF)

        1,385 Sacramento County             12/10 at 101        AA    1,768,353
               Sanitation Districts
               Financing Authority,
               California (Sacramento
               Regional County
               Sanitation District),
               Residual Interest
               Certificates, Series
               694R-B, 10.841%, 12/01/11
               (IF)

-------------------------------------------------------------------------------
     $262,980 Total Investments (cost                               262,264,311
               $256,808,186) - 97.5%
     --------------------------------------------------------------------------
------------
              Other Assets Less                                       6,709,513
               Liabilities - 2.5%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $268,973,824
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         + In November 2000, CanFibre Riverside filed for bankruptcy protec-tion. The bonds have continued to pay interest payments by drawing on a debt service reserve. Nuveen is working closely with the project managers to develop a remedy that we believe will best serve the interest of shareholders.
         N/R Investment is not rated.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
13

                 Portfolio of Investments
                 Nuveen California Insured Municipal Bond Fund
                 February 28, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Healthcare - 7.9%

              California Statewide
              Communities Development
              Authority, Sutter Health
              Obligated Group,
              Certificates of
              Participation:
     $  8,500  6.125%, 8/15/22                8/02 at 102       AAA $  8,819,600
        4,000  5.500%, 8/15/31                8/09 at 101       AAA    4,122,480

        6,000 City of Oakland,                1/10 at 100       AAA    6,497,640
               California, Insured
               Revenue Bonds (1800
               Harrison Foundation -
                Kaiser Permanente),
               Series 1999A, 6.000%,
               1/01/29

--------------------------------------------------------------------------------
              Housing/Multifamily -
                9.0%

        6,340 California Housing              2/02 at 102       AAA    6,551,059
               Finance Agency, Insured
               Housing Revenue Bonds,
               1991 Series B, 6.850%,
               8/01/23

        6,526 California Statewide           11/10 at 105       Aaa    7,569,051
               Communities Development
               Authority, Residential
               Care Revenue Bonds,
               GNMA Collateralized
               (Canoga Care Center
               Project), 2000 Series
               A, 7.500%, 11/20/35

        3,260 The Community                   6/05 at 105       AAA    3,600,214
               Redevelopment Agency of
               the City of Los
               Angeles, California,
               Multifamily Housing
               Revenue Refunding Bonds
               (Angelus Plaza
               Project), 1995 Series
               A, 7.400%, 6/15/10

        2,400 City of Napa, Mortgage          7/02 at 102       AAA    2,485,176
               Revenue Refunding Bonds
               (FHA-Insured Mortgage
               Loan - Creekside Park
               Apartments Project),
               Series 1992A, 6.625%,
               7/01/24

        2,000 City of Napa, Mortgage          7/04 at 101       AAA    2,096,160
               Revenue Refunding Bonds
               (FHA-Insured Mortgage
               Loan - Creekside Park
               II Apartments Project),
               Series 1994A, 6.625%,
               7/01/25

--------------------------------------------------------------------------------
              Housing/Single Family -
                6.4%

        4,750 California Housing              2/07 at 102       AAA    4,973,488
               Finance Agency, Single
               Family Mortgage Bonds
               II, 1997 Series A-1,
               6.050%, 8/01/26
               (Alternative Minimum
               Tax)

        4,855 California Housing              8/07 at 102       AAA    5,116,636
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1997 Series E, 6.100%,
               8/01/29 (Alternative
               Minimum Tax)

        1,400 California Housing              2/06 at 102       AAA    1,467,172
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1996 Series E, 6.150%,
               8/01/25 (Alternative
               Minimum Tax)

       22,655 California Housing         8/09 at 31 19/32       AAA    4,262,085
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1999 Series F, 0.000%,
               2/01/30 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------
              Tax Obligation/General -
                19.5%

        2,000 State of California,            2/09 at 101       AAA    1,879,440
               General Obligation
               Bonds, 4.750%, 2/01/24

              State of California,
               Various Purpose General
               Obligation Bonds:
       31,000  5.750%, 3/01/27                3/10 at 101       AAA   33,019,340
        1,500  5.000%, 8/01/29                8/09 at 101       AAA    1,456,740

              Golden West Schools
              Financing Authority,
              California, 1998 Revenue
              Bonds (School District
              General Obligation
              Refunding Program),
              Series A:
        1,500  0.000%, 2/01/19           8/13 at 70 15/16       AAA      545,760
        2,650  0.000%, 8/01/19            8/13 at 68 9/16       AAA      932,032
        2,755  0.000%, 8/01/20           8/13 at 63 27/32       AAA      899,067
        1,430  0.000%, 2/01/21           8/13 at 61 11/16       AAA      449,907
        2,855  0.000%, 8/01/21             8/13 at 59 5/8       AAA      868,063

        6,070 Sacramento City Unified         7/09 at 102       Aaa    6,649,321
               School District,
               Sacramento County,
               California, General
               Obligation Bonds,
               Series 2000A, 6.000%,
               7/01/29

        3,040 Sulphur Springs Union          No Opt. Call       AAA    1,505,013
               School District, Los
               Angeles County,
               California, General
               Obligation Bonds
               (Election 1991), Series
               A, 0.000%, 9/01/15

--------------------------------------------------------------------------------
              Tax Obligation/Limited -
                29.9%

              Anaheim Public Financing
              Authority, Subordinate
              Lease Revenue Bonds
              (Anaheim Public
              Improvements Project),
              1997 Series C:
       20,000  0.000%, 9/01/32               No Opt. Call       AAA    3,593,400
       41,885  0.000%, 9/01/35               No Opt. Call       AAA    6,369,452

        1,225 Redevelopment Agency of        No Opt. Call       AAA    1,551,806
               the City of Barstow,
               Central Redevelopment
               Project Tax Allocation
               Bonds, 1994 Series A,
               7.000%, 9/01/14

--------------------------------------------------------------------------------
14

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
               (continued)

     $  7,005 Big Bear Lake Financing        8/05 at 102       AAA $  7,545,786
               Authority, San
               Bernardino County,
               California, 1995 Tax
               Allocation Refunding
               Revenue Bonds, 6.300%,
               8/01/25

        6,990 Chino Unified School           9/05 at 102       AAA    7,469,933
               District, Certificates
               of Participation (1995
               Master Lease Program),
               6.125%, 9/01/26

          850 Redevelopment Agency of        7/01 at 100       AAA      861,450
               the City of Concord,
               Tax Allocation Bonds
               (Central Concord
               Redevelopment Project),
               Series 1988-2, 7.875%,
               7/01/07

        2,500 Fontana Public Financing       3/01 at 102       AAA    2,557,475
               Authority, San
               Bernardino County,
               California, Tax
               Allocation Revenue
               Bonds (North Fontana
               Redevelopment Project),
               1990 Series A, 7.000%,
               9/01/10

        3,000 Gilroy Unified School          9/04 at 102       AAA    3,301,770
               District, Santa Clara
               County, California,
               Certificates of
               Participation, Series
               of 1994, 6.250%,
               9/01/12

        7,250 Los Angeles County             7/09 at 101       AAA    6,767,295
               Metropolitan
               Transportation
               Authority, California,
               Proposition A First
               Tier Senior Sales Tax
               Revenue Bonds, Series
               1999-B, 4.750%, 7/01/28

        7,040 Norwalk Community              9/05 at 102       AAA    7,496,262
               Facilities Financing
               Authority, Los Angeles
               County, California, Tax
               Allocation Refunding
               Revenue Bonds, 1995
               Series A, 6.050%,
               9/01/25

        5,120 County of Orange,              7/06 at 102       AAA    5,549,978
               California, 1996
               Recovery Certificates
               of Participation,
               Series A, 6.000%,
               7/01/26

       14,050 Paramount Redevelopment       No Opt. Call       AAA    3,593,850
               Agency, Los Angeles
               County, California,
               Redevelopment Project
               Area No. 1, Compound
               Interest Tax Allocation
               Refunding Bonds, Issue
               of 1998, 0.000%,
               8/01/26

        8,000 Pomona Public Financing        2/08 at 102       AAA    7,814,320
               Authority, California,
               1998 Refunding Revenue
               Bonds (Southwest Pomona
               Redevelopment Project),
               Series W, 5.000%,
               2/01/30

              Redevelopment Agency of
              the City and County of
              San Francisco, Lease
              Revenue Bonds (George R.
              Moscone Convention
              Center), Series 1994:
        2,250  6.800%, 7/01/19               7/04 at 102       AAA    2,515,725
        1,000  6.750%, 7/01/24               7/04 at 102       AAA    1,116,540

        2,250 Redevelopment Agency of        2/04 at 102       AAA    2,120,963
               the City of San Jose,
               Tax Allocation Bonds,
               Merged Area
               Redevelopment Project,
               Series 1993, 4.750%,
               8/01/24

       16,505 Santa Ana Unified School      No Opt. Call       AAA    3,639,353
               District, Orange
               County, California,
               Certificates of
               Participation (1999
               Financing Project),
               0.000%, 4/01/29

-------------------------------------------------------------------------------
              Transportation - 7.1%

        6,500 Foothill/Eastern               1/10 at 100       AAA    6,273,475
               Transportation Corridor
               Agency, California,
               Toll Road Revenue
               Bonds, Series 1995A,
               5.000%, 1/01/35

        3,255 Foothill/Eastern               1/10 at 101       AAA    3,445,515
               Transportation Corridor
               Agency, California,
               Toll Road Refunding
               Revenue Bonds, Series
               1999, 5.750%, 1/15/40

              Port of Oakland,
               California, Revenue
               Bonds, 2000 Series K:
        2,000  5.500%, 11/01/09             No Opt. Call       AAA    2,194,140
               (Alternative Minimum
               Tax)
        2,000  5.750%, 11/01/29              5/10 at 100       AAA    2,108,400
               (Alternative Minimum
               Tax)

        1,320 Airport Commission, City       1/08 at 102       AAA    1,433,045
               and County of San
               Francisco, California
               (San Francisco
               International Airport),
               1997 Special Facilities
               Lease Revenue Bonds
               (SFO Fuel Company LLC),
               Series 2000A, 6.100%,
               1/01/20 (Alternative
               Minimum Tax)

        2,000 Southern California        7/01 at 102 1/2       AAA    2,077,480
               Rapid Transit District,
               Certificates of
               Participation (Workers
               Compensation Funding
               Program), 7.500%,
               7/01/05
-------------------------------------------------------------------------------
              U.S. Guaranteed - 13.4%

        7,000 City of Big Bear Lake,         4/02 at 102       AAA    7,380,520
               California, 1992 Water
               Revenue Refunding
               Bonds, 6.375%, 4/01/22
               (Pre-refunded to
               4/01/02)

        3,525 Brea Public Financing          8/01 at 102       AAA    3,653,168
               Authority, Orange
               County, California,
               1991 Tax Allocation
               Revenue Bonds
               (Redevelopment Project
               AB), Series A, 7.000%,
               8/01/15 (Pre-refunded
               to 8/01/01)

        3,000 Calaveras County Water         5/01 at 102       AAA    3,079,590
               District, California,
               Certificates of
               Participation (1991
               Ebbetts Pass Water
               System Improvements
               Project), 6.900%,
               5/01/16 (Pre-refunded
               to 5/01/01)

        2,000 Eastern Municipal Water        7/01 at 102       AAA    2,062,960
               District, Riverside
               County, California,
               Water and Sewer Revenue
               Certificates of
               Participation, Series
               1991, 6.500%, 7/01/20
               (Pre-refunded to
               7/01/01)

        5,000 Los Angeles County             7/02 at 102       AAA    5,301,450
               Transportation
               Commission, California,
               Second Senior
               Proposition C Sales Tax
               Revenue Bonds, Series
               1992-A, 6.250%, 7/01/13
               (Pre-refunded to
               7/01/02)


--------------------------------------------------------------------------------
15

                 Portfolio of Investments
                 Nuveen California Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                           Optional Call
 Amount (000) Description                 Provisions* Ratings** Market Value
-----------------------------------------------------------------------------
              U.S. Guaranteed
               (continued)

     $  3,500 Modesto Irrigation          9/02 at 102       AAA $  3,719,800
               District Financing
               Authority, Domestic
               Water Project Revenue
               Bonds, Series 1992A,
               6.125%, 9/01/19 (Pre-
               refunded to 9/01/02)

        2,000 Redevelopment Agency of     8/01 at 103       AAA    2,093,720
               the City of Pittsburg,
               California, Tax
               Allocation Bonds (Los
               Medanos Community
               Development Project),
               Series 1991, 7.150%,
               8/01/21 (Pre-refunded
               to 8/01/01)

        3,000 Sacramento Municipal        9/01 at 102       AAA    3,111,420
               Utility District,
               California, Electric
               Revenue Bonds, 1991
               Series Y, 6.500%,
               9/01/21 (Pre-refunded
               to 9/01/01)

        2,500 San Bernardino County       3/02 at 102       AAA    2,595,570
               Transportation
               Authority, Sales Tax
               Revenue Bonds (Limited
               Tax), 1992 Series A,
               6.000%, 3/01/10

-----------------------------------------------------------------------------
              Utilities - 3.8%

        5,000 California Pollution        4/11 at 102       AAA    5,000,000
               Control Financing
               Authority, Pollution
               Control Refunding
               Revenue Bonds (Pacific
               Gas and Electric
               Company), 1996A
               Remarketed, 5.350%,
               12/01/16 (Alternative
               Minimum Tax) (WI,
               settling 3/01/01)+

        1,000 California Pollution        9/09 at 101       AAA    1,002,770
               Control Financing
               Authority, Pollution
               Control Refunding
               Revenue Bonds (Southern
               California Edison
               Company), 1999 Series
               C, 5.450%, 9/01/29

        3,000 City of Shasta Lake,        4/05 at 102       AAA    3,274,710
               1996-2 Certificates of
               Participation, 6.000%,
               4/01/16

-----------------------------------------------------------------------------
              Water and Sewer - 6.5%

        9,000 Castaic Lake Water          2/11 at 101       AAA    8,733,870
               Agency, California,
               Revenue Certificates of
               Participation, Series
               2001A, 5.000%, 8/01/29
               (WI, settling 3/01/01)

        5,000 Cucamonga County Water      9/11 at 101       AAA    4,884,850
               District, California,
               Certificates of
               Participation (2000
               Water Shares Purchase),
               5.000%, 9/01/29 (WI,
               settling 3/06/01)

        2,500 The Metropolitan Water      7/06 at 100       AAA    2,391,400
               District of Southern
               California, Water
               Revenue Refunding
               Bonds, 1996 Series B,
               4.750%, 7/01/21
-----------------------------------------------------------------------------
     $348,506 Total Investments (cost                            255,448,655
               $237,818,390) - 103.5%
-----------------------------------------------------------------------------
------------
              Other Assets Less                                   (8,616,083)
               Liabilities - (3.5)%
         --------------------------------------------------------------------
              Net Assets - 100%                                 $246,832,572
         --------------------------------------------------------------------

           All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insur-ance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. + On April 6, 2001, the Pacific Gas & Electric Company (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions. The Fund's position in PG&E is covered under a portfolio insurance policy which insures the timely payment of principal and interest.
         (WI) Security purchased on a when-issued basis.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16

                 Statement of Net Assets
                 February 28, 2001



                                                                     California
                                                        California      Insured
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value  $262,264,311 $255,448,655
Cash                                                            --    6,732,387
Receivables:
 Interest                                                5,152,933    3,265,546
 Investments sold                                        6,310,769           --
 Shares sold                                               352,728      934,617
Other assets                                                   678        1,402
-------------------------------------------------------------------------------
  Total assets                                         274,081,419  266,382,607
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                           3,970,662           --
Payables:
 Investments purchased                                          --   18,629,720
 Shares redeemed                                           198,907       91,057
Accrued expenses:
 Management fees                                           111,829      102,863
 12b-1 distribution and service fees                        26,831       23,598
 Other                                                     112,583      120,095
Dividends payable                                          686,783      582,702
-------------------------------------------------------------------------------
  Total liabilities                                      5,107,595   19,550,035
-------------------------------------------------------------------------------
Net assets                                            $268,973,824 $246,832,572
-------------------------------------------------------------------------------
Class A Shares
Net assets                                            $ 52,540,168 $ 63,775,134
Shares outstanding                                       5,041,529    5,877,291
Net asset value and redemption price per share        $      10.42 $      10.85
Offering price per share (net asset value per share
 plus maximum sales charge of 4.20% of offering
 price)                                               $      10.88 $      11.33
-------------------------------------------------------------------------------
Class B Shares
Net assets                                            $ 14,824,938 $ 13,487,365
Shares outstanding                                       1,424,143    1,241,880
Net asset value, offering and redemption price per
 share                                                $      10.41 $      10.86
-------------------------------------------------------------------------------
Class C Shares
Net assets                                            $ 14,077,175 $  7,489,217
Shares outstanding                                       1,350,942      694,576
Net asset value, offering and redemption price per
 share                                                $      10.42 $      10.78
-------------------------------------------------------------------------------
Class R Shares
Net assets                                            $187,531,543 $162,080,856
Shares outstanding                                      17,973,761   14,952,681
Net asset value, offering and redemption price per
 share                                                $      10.43 $      10.84
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17

                 Statement of Operations
                 Year Ended February 28, 2001


                                                               California
                                                  California      Insured
--------------------------------------------------------------------------
Investment Income                                $17,029,185  $13,801,810
--------------------------------------------------------------------------
Expenses
Management fees                                    1,443,732    1,283,997
12b-1 service fees - Class A                         100,839      113,977
12b-1 distribution and service fees - Class B        111,905      112,052
12b-1 distribution and service fees - Class C        113,685       55,829
Shareholders' servicing agent fees and expenses      187,785      161,267
Custodian's fees and expenses                         86,712       71,700
Trustees' fees and expenses                            8,300        8,085
Professional fees                                     15,286       15,497
Shareholders' reports - printing and mailing
 expenses                                             46,957       36,240
Federal and state registration fees                    4,773        3,471
Portfolio insurance expense                               --        4,344
Other expenses                                        13,731       11,355
--------------------------------------------------------------------------
Total expenses before custodian fee credit         2,133,705    1,877,814
 Custodian fee credit                                (31,790)     (19,241)
--------------------------------------------------------------------------
Net expenses                                       2,101,915    1,858,573
--------------------------------------------------------------------------
Net investment income                             14,927,270   11,943,237
--------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions       769,280       81,161
Net change in unrealized appreciation or
 depreciation of investments                      10,019,386   14,826,137
--------------------------------------------------------------------------
Net gain from investments                         10,788,666   14,907,298
--------------------------------------------------------------------------
Net increase in net assets from operations       $25,715,936  $26,850,535
--------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18

                 Statement of Changes in Net Assets


                                 California              California Insured
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               2/28/01       2/29/00       2/28/01       2/29/00
---------------------------------------------------------------------------------
Operations
Net investment income     $ 14,927,270  $ 14,687,564  $ 11,943,237  $ 12,238,277
Net realized gain (loss)
 from investment
 transactions                  769,280      (671,954)       81,161    (2,150,082)
Net change in unrealized
 appreciation or
 depreciation of
 investments                10,019,386   (22,618,973)   14,826,137   (18,494,773)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 25,715,936    (8,603,363)   26,850,535    (8,406,578)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                    (2,791,484)   (2,397,373)   (2,875,463)   (2,492,127)
 Class B                      (568,693)     (428,484)     (507,197)     (455,617)
 Class C                      (756,352)     (530,805)     (337,486)     (301,363)
 Class R                   (10,888,533)  (11,164,199)   (8,380,147)   (8,833,909)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --       (20,496)           --            --
 Class B                            --        (3,705)           --            --
 Class C                            --        (4,435)           --            --
 Class R                            --       (73,356)           --            --
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (15,005,062)  (14,622,853)  (12,100,293)  (12,083,016)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  32,612,844    53,669,029    26,653,039    31,862,064
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               8,112,074     8,301,339     6,916,102     6,931,054
---------------------------------------------------------------------------------
                            40,724,918    61,970,368    33,569,141    38,793,118
Cost of shares redeemed    (44,983,816)  (50,606,014)  (29,779,149)  (38,558,155)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions         (4,258,898)   11,364,354     3,789,992       234,963
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               6,451,976   (11,861,862)   18,540,234   (20,254,631)
Net assets at the
 beginning of year         262,521,848   274,383,710   228,292,338   248,546,969
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $268,973,824  $262,521,848  $246,832,572  $228,292,338
---------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $    274,327  $    353,558  $     32,696  $    189,752
---------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collec-tively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, California Insured had outstanding when-is-sued purchase commitments of $18,629,720. There were no such outstanding pur-chase commitments in California.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net re-alized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over- distri-butions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in ex-cess of net realized gains and/or distributions in excess of net ordinary tax-able income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt in-come dividends paid during the fiscal year ended February 28, 2001, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securi-ties covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securi-ties. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value at-tributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value

-------------------------------------------------------------------------------
20
of the Fund's shares include value, if any, attributable to the Portfolio In-surance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. Dur-ing the fiscal year ended February 28, 2001, the California Fund invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Invest-ments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security de-clines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest rate paid on the floating rate security. The California Insured Fund did not invest in any such securities during the fiscal year ended February 28, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
21

2. Fund Shares

Transactions in Fund shares were as follows:

                                           California
                         --------------------------------------------------
                               Year Ended                Year Ended
                                 2/28/01                   2/29/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                  1,358,387  $ 13,908,219   3,432,125  $ 35,505,654
 Class B                    509,898     5,254,094     513,199     5,394,532
 Class C                    788,369     8,103,303     772,432     7,884,193
 Class R                    516,006     5,347,228     466,998     4,884,650
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    108,338     1,109,390     103,305     1,078,310
 Class B                     18,267       186,905      14,385       149,673
 Class C                     26,252       268,538      21,661       225,699
 Class R                    638,758     6,547,241     654,133     6,847,657
----------------------------------------------------------------------------
                          3,964,275    40,724,918   5,978,238    61,970,368
----------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,277,532)  (13,073,695) (2,039,895)  (20,711,423)
 Class B                   (135,742)   (1,385,073)   (171,297)   (1,754,561)
 Class C                   (975,564)  (10,065,669)   (232,384)   (2,371,152)
 Class R                 (1,991,059)  (20,459,379) (2,486,309)  (25,768,878)
----------------------------------------------------------------------------
                         (4,379,897)  (44,983,816) (4,929,885)  (50,606,014)
----------------------------------------------------------------------------
Net increase (decrease)    (415,622) $ (4,258,898)  1,048,353  $ 11,364,354
----------------------------------------------------------------------------
                                       California Insured
                         --------------------------------------------------
                               Year Ended                Year Ended
                                 2/28/01                   2/29/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                  1,544,970  $ 16,293,740   1,721,823  $ 18,028,989
 Class B                    338,675     3,579,514     486,871     5,202,861
 Class C                    259,795     2,707,646     323,797     3,395,642
 Class R                    387,241     4,072,139     496,702     5,234,572
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    147,326     1,548,493     118,515     1,251,002
 Class B                     19,390       203,817      16,888       177,619
 Class C                     21,865       228,187      17,583       184,642
 Class R                    470,719     4,935,605     502,955     5,317,791
----------------------------------------------------------------------------
                          3,189,981    33,569,141   3,685,134    38,793,118
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (917,949)   (9,583,987)   (998,979)  (10,412,414)
 Class B                   (185,586)   (1,936,098)   (229,021)   (2,375,795)
 Class C                   (234,097)   (2,467,249)   (328,644)   (3,427,568)
 Class R                 (1,507,335)  (15,791,815) (2,129,612)  (22,342,378)
----------------------------------------------------------------------------
                         (2,844,967)  (29,779,149) (3,686,256)  (38,558,155)
----------------------------------------------------------------------------
Net increase (decrease)     345,014  $  3,789,992      (1,122) $    234,963
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
22

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 2, 2001, to shareholders of record on March 9, 2001, as follows:

                                   California  California Insured
------------------------------------------------------------------------------
Dividend per share:
 Class A                               $.0465              $.0435
 Class B                                .0400               .0365
 Class C                                .0420               .0385
 Class R                                .0485               .0450
------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended
February 28, 2001, were as follows:

                                   California  California Insured
------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities  $104,267,018        $ 48,120,766
 Short-term municipal securities   17,900,000          18,553,000
Sales and maturities:
 Long-term municipal securities   117,258,295          36,531,035
 Short-term municipal securities   17,900,000          33,653,000
------------------------------------------------------------------------------

At February 28, 2001, the identified cost of investments owned for federal in-come tax purposes were as follows:

                                   California  California Insured
------------------------------------------------------------------------------
                                 $256,853,922        $237,848,499
------------------------------------------------------------------------------

At February 28, 2001, California Insured had an unused capital loss carryforward of $2,097,246 available for federal income tax purposes to be ap-plied against future capital gains, if any. If not applied, $1,507,433 of the carryforward will expire in the year 2008 and $589,813 will expire in the year
2009.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                   California  California Insured
------------------------------------------------------------------------------
Gross unrealized:
 appreciation                    $ 13,708,781        $ 17,885,408
 depreciation                      (8,298,392)           (285,252)
------------------------------------------------------------------------------
Net unrealized appreciation      $  5,410,389        $ 17,600,156
------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets        Management Fee
----------------------------------------------
For the first $125 million         .5500 of 1%
For the next $125 million          .5375 of 1
For the next $250 million          .5250 of 1
For the next $500 million          .5125 of 1
For the next $1 billion            .5000 of 1
For net assets over $2 billion     .4750 of 1
----------------------------------------------

-------------------------------------------------------------------------------
23

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse addi-tional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2001, the Distributor collected sales charges on purchases of Class A Shares of approximately $103,700 and $95,400 for California and California Insured, respectively, all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2001, the Distributor compensated authorized dealers directly with approximately $257,800 and $229,000 in com-mission advances at the time of purchase for California and California In-sured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distrib-utor. During the fiscal year ended February 28, 2001, the Distributor retained approximately $126,800 and $114,600 in such 12b-1 fees for California and Cal-ifornia Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to share-holders relating to their investments. The Distributor also collected and re-tained approximately $72,600 and $92,900 of CDSC on share redemptions for Cal-ifornia and California Insured, respectively, during the fiscal year ended February 28, 2001.

7. Composition of Net Assets

At February 28, 2001, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                              California California Insured
----------------------------------------------------------------------------
Capital paid-in                             $263,163,084       $231,296,966
Balance of undistributed net investment
 income                                          274,327             32,696
Accumulated net realized gain (loss) from
 investment transactions                          80,288         (2,127,355)
Net unrealized appreciation of investments     5,456,125         17,630,265
----------------------------------------------------------------------------
Net assets                                  $268,973,824       $246,832,572
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
24

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
CALIFORNIA
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                  Ending
                       Net Invest-       ment         Invest-                     Net
Year Ended           Asset    ment       Gain            ment  Capital          Asset      Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return (a)
----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $10.01    $.57      $ .41  $ .98    $(.57)   $  --  $(.57) $10.42       9.99%
 2000                10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01      (3.12)
 1999                10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89       5.28
 1998                10.58     .55        .37    .92     (.55)    (.04)  (.59)  10.91       8.87
 1997                10.58     .55       (.01)   .54     (.54)      --   (.54)  10.58       5.29
Class B (3/97)
 2001                10.00     .49        .41    .90     (.49)      --   (.49)  10.41       9.23
 2000                10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00      (3.93)
 1999                10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89       4.44
 1998 (d)            10.56     .46        .41    .87     (.47)    (.04)  (.51)  10.92       8.39
Class C (9/94)
 2001                10.01     .51        .41    .92     (.51)      --   (.51)  10.42       9.42
 2000                10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01      (3.74)
 1999                10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90       4.70
 1998                10.58     .49        .38    .87     (.49)    (.04)  (.53)  10.92       8.36
 1997                10.58     .47       (.01)   .46     (.46)      --   (.46)  10.58       4.53
Class R (7/86)
 2001                10.02     .59        .41   1.00     (.59)      --   (.59)  10.43      10.23
 2000                10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02      (2.98)
 1999                10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91       5.50
 1998                10.61     .57        .36    .93     (.57)    (.04)  (.61)  10.93       8.99
 1997                10.60     .57        .01    .58     (.57)      --   (.57)  10.61       5.67
----------------------------------------------------------------------------------------------------
Class (Inception Date)
                                        Ratios/Supplemental Data
                 -----------------------------------------------------------------------------------
                                                                         After Credit/
                           Before Credit/          After                 Reimbursement
                           Reimbursement     Reimbursement (b)                (c)
CALIFORNIA                ------------------ -------------------------- -----------------
                                      Ratio                   Ratio                 Ratio
                                     of Net                  of Net                of Net
                            Ratios  Invest-                 Invest-        Ratio  Invest-
                                of     ment   Ratio of         ment           of     ment
                          Expenses   Income   Expenses       Income     Expenses   Income
                   Ending       to       to         to           to           to       to
                      Net  Average  Average    Average      Average      Average  Average Portfolio
Year Ended         Assets      Net      Net        Net          Net          Net      Net  Turnover
February 28/29,     (000)   Assets   Assets     Assets       Assets       Assets   Assets      Rate
----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            $ 52,540      .88%    5.52%          .88%        5.52%      .87%  5.53%         39%
 2000              48,560      .86     5.32           .86         5.32       .85   5.33          31
 1999              36,568      .90     4.97           .90         4.97       .90   4.97          34
 1998              29,125      .90     5.11           .90         5.11       .90   5.11          45
 1997              20,571      .94     5.16           .94         5.16       .94   5.16          74
Class B (3/97)
 2001              14,825     1.63     4.77          1.63         4.77      1.62   4.78          39
 2000              10,318     1.61     4.56          1.61         4.56      1.60   4.56          31
 1999               7,353     1.65     4.23          1.65         4.23      1.65   4.23          34
 1998 (d)           2,324     1.66*    4.31*         1.66*        4.31*     1.66*  4.31*         45
Class C (9/94)
 2001              14,077     1.43     4.97          1.43         4.97      1.42   4.98          39
 2000              15,132     1.41     4.75          1.41         4.75      1.40   4.76          31
 1999              10,353     1.45     4.43          1.45         4.43      1.45   4.43          34
 1998               4,061     1.45     4.56          1.45         4.56      1.45   4.56          45
 1997               1,003     1.67     4.44          1.67         4.44      1.67   4.44          74
Class R (7/86)
 2001             187,532      .68     5.72           .68         5.72       .67   5.73          39
 2000             188,512      .66     5.47           .66         5.47       .65   5.48          31
 1999             220,109      .71     5.16           .71         5.16       .71   5.16          34
 1998             216,309      .70     5.31           .70         5.31       .70   5.31          45
 1997             214,253      .70     5.41           .70         5.41       .70   5.41          74
----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -------------------------
CALIFORNIA INSURED
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                    Ending
                       Net Invest-       ment         Invest-                       Net
Year Ended           Asset    ment       Gain            ment  Capital            Asset      Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains    Total   Value Return (a)
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $10.19    $.52      $ .67  $1.19    $(.53)    $ --    $(.53) $10.85      11.98%
 2000                11.10     .53       (.92)  (.39)    (.52)      --     (.52)  10.19      (3.52)
 1999                11.06     .52        .06    .58     (.53)    (.01)**  (.54)  11.10       5.31
 1998                10.70     .54        .36    .90     (.54)      --     (.54)  11.06       8.66
 1997                10.76     .55       (.08)   .47     (.53)      --     (.53)  10.70       4.57
Class B (3/97)
 2001                10.20     .45        .66   1.11     (.45)      --     (.45)  10.86      11.14
 2000                11.11     .45       (.92)  (.47)    (.44)      --     (.44)  10.20      (4.26)
 1999                11.06     .44        .06    .50     (.44)    (.01)**  (.45)  11.11       4.61
 1998 (d)            10.67     .45        .40    .85     (.46)      --     (.46)  11.06       8.13
Class C (9/94)
 2001                10.13     .46        .66   1.12     (.47)      --     (.47)  10.78      11.32
 2000                11.03     .47       (.91)  (.44)    (.46)      --     (.46)  10.13      (4.03)
 1999                10.98     .46        .06    .52     (.46)    (.01)**  (.47)  11.03       4.81
 1998                10.63     .47        .35    .82     (.47)      --     (.47)  10.98       7.96
 1997                10.67     .46       (.05)   .41     (.45)      --     (.45)  10.63       3.99
Class R (7/86)
 2001                10.18     .54        .67   1.21     (.55)      --     (.55)  10.84      12.18
 2000                11.08     .55       (.91)  (.36)    (.54)      --     (.54)  10.18      (3.27)
 1999                11.04     .54        .06    .60     (.55)    (.01)**  (.56)  11.08       5.49
 1998                10.68     .56        .36    .92     (.56)      --     (.56)  11.04       8.86
 1997                10.74     .56       (.07)   .49     (.55)      --     (.55)  10.68       4.81
-----------------------------------------------------------------------------------------------------
Class (Inception Date)
                                        Ratios/Supplemental Data
                 ------------------------------------------------------------------------------------
                                                                         After Credit/
                           Before Credit/          After                 Reimbursement
                           Reimbursement     Reimbursement (b)                (c)
CALIFORNIA INSURED        ------------------ -------------------------- ------------------
                                      Ratio                   Ratio                 Ratio
                                     of Net                  of Net                of Net
                                    Invest-                 Invest-               Invest-
                          Ratio of     ment  Ratios of         ment     Ratio of     ment
                          Expenses   Income   Expenses       Income     Expenses   Income
                   Ending       to       to         to           to           to       to
                      Net  Average  Average    Average      Average      Average  Average  Portfolio
Year Ended         Assets      Net      Net        Net          Net          Net      Net   Turnover
February 28/29,     (000)   Assets   Assets     Assets       Assets       Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            $ 63,775      .88%    4.97%          .88%        4.97%      .87%    4.98%        16%
 2000              52,014      .88     5.02           .88         5.02       .88     5.02         44
 1999              47,300      .93     4.72           .93         4.72       .93     4.72         25
 1998              36,203      .90     4.93           .90         4.93       .90     4.93         26
 1997              27,598      .94     5.05           .94         5.05       .94     5.05         51
Class B (3/97)
 2001              13,487     1.63     4.22          1.63         4.22      1.62     4.23         16
 2000              10,909     1.64     4.27          1.64         4.27      1.63     4.28         44
 1999               8,825     1.68     3.96          1.68         3.96      1.68     3.96         25
 1998 (d)           2,967     1.66*    4.16*         1.66*        4.16*     1.66*    4.16*        26
Class C (9/94)
 2001               7,489     1.43     4.42          1.43         4.42      1.42     4.43         16
 2000               6,552     1.43     4.45          1.43         4.45      1.43     4.46         44
 1999               6,994     1.48     4.17          1.48         4.17      1.48     4.17         25
 1998               3,226     1.45     4.37          1.45         4.37      1.45     4.37         26
 1997               1,719     1.67     4.32          1.67         4.32      1.67     4.32         51
Class R (7/86)
 2001             162,081      .68     5.18           .68         5.18       .67     5.18         16
 2000             158,816      .68     5.20           .68         5.20       .68     5.20         44
 1999             185,428      .74     4.92           .74         4.92       .74     4.92         25
 1998             191,554      .70     5.14           .70         5.14       .70     5.14         26
 1997             195,553      .69     5.30           .69         5.30       .69     5.30         51
-----------------------------------------------------------------------------------------------------

 * Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
26

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen California and California Insured Municipal Bond Funds (each a series of Nuveen Multistate Trust II) (a Massachusetts business trust), including the portfo-lios of investments, as of February 28, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial high-lights for the periods indicated thereon. These financial statements and fi-nancial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of February 28, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confir-mation from brokers and when replies were not received, we carried out alter-native auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Cali-fornia and California Insured Municipal Bond Funds as of February 28, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the finan-cial highlights for the periods indicated thereon in conformity with account-ing principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 2001

-------------------------------------------------------------------------------
27

                                     NOTES



_____
28

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787








NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


_____
29

Serving
Investors
For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr
Appears Here]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN
Investments

Nuveen Municipal Bond Funds

ANNUAL REPORT FEBRUARY 28, 2001

Dependable, tax-free income to help you keep more of what you earn.

[Photo Appears Here]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

Massachusetts
Massachusetts Insured

                              Morningstar Ratings

                                   * * * *

                 Nuveen Massachusetts Municipal Bond Fund/1/,/2/
                     Overall rating among 1,694 municipal
                           bond funds as of 2/28/01



    Table of Contents

1   Dear Shareholder
3   From the Portfolio Manager
    Nuveen Massachusetts Municipal Bond Fund
7   Fund Spotlight
    Nuveen Massachusetts Insured Municipal Bond Fund
8   Fund Spotlight
9   Portfolio of Investments
15  Statement of Net Assets
16  Statement of Operations
17  Statement of Changes in Net Assets
18  Notes to Financial Statements
23  Financial Highlights
25  Report of Independent Public Accountants
29  Fund Information

--------------------------------------------------------------------------------
/1/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen Massachusetts Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen Massachusetts Municipal Bond Fund received a Morningstar Rating of three stars and four stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 16, 2001




Annual Report    page 2

From the Portfolio Manager

MASSACHUSETTS MUNICIPAL BOND FUND
MASSACHUSETTS INSURED MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

Q.  What market environment did the fund experience in the last 12 months?

A.  Overall market conditions were affected by developments in key areas:

    Interest rates. The Federal Reserve Board raised short-term interest rates three times in 2000, following three earlier rate hikes in 1999. The rising interest rate environment prompted us to sell many lower-yielding securities and reinvest in bonds with higher rates to help strengthen the fund's dividend-producing capability.

    In the first two months of 2001, long-term municipal interest rates have declined in response to Federal Reserve Board actions that cut the short-term federal funds rate twice by February 28 for a total of 100 basis points. These declines helped to stabilize the fund's NAV.

    Supply. In contrast to the 13 percent decline in issuance for the national municipal market overall in 2000, Massachusetts experienced an increase in new issues of 22 percent relative to 1999 levels. We discovered several attractive investment opportunities within this environment of increased offerings by capitalizing on two of Nuveen's greatest strengths: strong research capabilities and our broad dealer network.

Q. How did the funds perform during the fiscal year ended Feb. 28, 2001, and what factors influenced their returns?

A. As shown on the next page, one-year and five-year total returns for the Massachusetts Municipal Bond Fund Class A at net asset value were 10.34 percent and 4.76 percent, respectively. For the Massachusetts Insured Municipal Bond Fund, one-year and five-year total returns on Class A at net asset value were 10.93 percent and 4.73 percent, respectively.

    Each fund lagged its peer group average total returns for both periods due largely to our defensive focus on shorter-term municipals in 2000 when interest rates were rising. This strategy can help returns outperform in an environment of increasing interest rates. When rates began declining in early 2001, this approach enhanced each fund's capacity for producing dividends more than total returns.

Massachusetts
Economy at a Glance
March 1, 2000 - February 28, 2001

Economy remains strong

 . Industry dominance continued to shift from manufacturing to financial services and information technology. High education levels have attracted high-paying technology and R&D companies.

 . The high-tech sector anchored by Boston-based Internet and software companies now includes computer networking and biotech.

 . Massachusetts's unemployment rate of 2.7% in February 2001 was well below the national average of 4.2%.

Issuance rises as interest rates fall

 . New issues during the fiscal year jumped to approximately $9.5 billion, 25% above the prior year's issues.

 . Lower interest rates spurred refundings, as total issuance for January and February 2001 reached $1.6 billion, a 26% increase over the same period in 2000.

Ratings affirmed

Citing the Commonwealth as "the powerhouse of the Northeast" and noting that a shortage of skilled labor is the only hindrance to faster growth in the technology sector, Moody's affirmed its Aa2 rating.

Massachusetts' AA- rating was affirmed by Fitch and S&P, which placed the Commonwealth on "positive outlook" based on its financial position and funding plans for additional Central Artery Project costs.

Income Tax Rolled Back

Voters in November overwhelmingly approved an incremental reduction in Commonwealth income tax from 5.95% to 5% by 2004.

--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers only through the end of the reporting period indicated on the cover. The managers' views are subject to change at any time, based on market and other conditions.


                                                         Annual Report    page 3

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.


Annualized Total Returns/1/

Class A Shares at NAV                    One-Year    Five-Year

Massachusetts Municipal Bond Fund         10.34%       4.76%

Lipper Massachusetts Municipal Debt       11.28%       5.11%
Funds Category Average/2/


Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                           4.39%

Taxable-Equivalent Yield/3/                6.75%

For the Nuveen Massachusetts Municipal Bond Fund, one-year returns were also affected by holdings in the resource recovery sector, which experienced difficulty in 2000.

Annualized Total Returns/1/

Class A Shares at NAV                           One-Year   Five-Year

Massachusetts Insured Municipal Bond Fund        10.93%       4.73%

Lipper Massachusetts Municipal Debt              12.12%       4.89%
Funds Category Average/2/

Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                                  3.76%

Taxable-Equivalent Yield/3/                       5.78%

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Annual Report    page 4

How Your Fund Pursues Its
Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. (An insured fund primarily buys insured municipal bonds.) The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Q. What strategies were underlying your management of the funds during the year?

A. Increasing duration became a primary focus for both funds toward the end of the fiscal year. The environment of falling interest rates provided opportunities to purchase new issues at the long end of the yield curve, which we expect to enhance the funds' call protection and potential long-term total returns. These efforts should also help to safeguard the fund's long-term dividend paying capabilities, which otherwise could come under pressure in periods of declining interest rates.

    In the Massachusetts Insured Municipal Bond Fund, we sold several hospital issues to help reduce exposure to what is one of the most difficult healthcare markets in the country. We reinvested in credits with more distant call dates, which helped to enhance the fund's call protection.

    In the Massachusetts Municipal Bond Fund...

 . We purchased a block of Massachusetts Industrial Finance Agency (MIFA) bonds in the secondary market issued for the Jewish Geriatric Services nursing home project in Springfield, Mass. The project is well-structured, has full occupancy and is backed by an irrevocable FleetBank letter of credit. The issue is rated A+ by Standard & Poors, has attractive imbedded call options, and attractive coupon and yield. To pay for this purchase, we sold MBIA-insured Massachusetts Turnpike Authority bonds yielding 60 basis points less than these MIFA bonds at the time.

 .  We purchased a AAA-rated Framingham Housing Authority bond collateralized by
   GNMA to purchase and renovate a 254-unit rental property. The issue offered 50 basis points of incremental yield relative to similarly structured insured bonds at that time.

   In the Massachusetts Insured Municipal Bond Fund...

 . We purchased AAA-rated Massachusetts Development Finance Agency bonds collateralized by GNMA to convert the former Edward Haskell School of Nursing in Boston's Parker Hill into an assisted living facility. The manager of a Nuveen short-term fund had purchased the bonds in their original structure and suggested that we consider acquiring the securities. Working with the underwriter, we were able to restructure the bonds for our longer-term investment horizon.

--------------------------------------------------------------------------------

/2/ For the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts
    Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 54 funds in the Lipper Massachusetts Municipal Bond Debt Funds category for the one-year period ended February 28, 2001, and 45 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

                                                         Annual Report    page 5

Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

Q.  What is your outlook for the Massachusetts municipal market?

A. We anticipate periods of strong retail demand, which could provide opportunities to sell what are now less attractive holdings and invest in issues our research identifies for potentially superior price appreciation, call protection and embedded yield. Our focus on enhancing each fund's duration should help to maintain long-term dividend paying capabilities if an environment of declining interest rates remains in place.


Massachusetts Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

[Mountain Chart Appears Here]


             Lehman Brothers   Nuveen Flagship MA
             Municipal Bond    Municipal Bond Fund  Nuveen Flagship MA Municipal
                  Index               (NAV)              Bond Fund (Offer)

2/91            $10,000             $10,000                 $ 9,580
2/92             10,999              11,012                  10,549
2/93             12,513              12,545                  12,018
2/94             13,285              13,261                  12,704
2/95             13,454              13,471                  12,906
2/96             14,941              14,767                  14,147
2/97             15,899              15,465                  14,816
2/98             17,353              16,608                  15,910
2/99             18,420              17,446                  16,713
2/00             18,034              16,886                  16,177
2/01             20,260              18,633                  17,850


--- Nuveen Massachusetts Municipal Bond Fund (NAV) $18,633
--- Nuveen Massachusetts Municipal Bond Fund (Offer) $17,850
--- Lehman Brothers Municipal Bond Index $20,260


Massachusetts Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

[Mountain Chart Appears Here]


             Lehman Brothers   Nuveen MA Insured        Nuveen Flagship
             Municipal Bond    Municipal Bond Fund   MA Insured Municipal
                  Index               (NAV)            Bond Fund (Offer)

2/91             $10,000            $10,000                 $ 9,580
2/92              10,999             10,929                  10,470
2/93              12,513             12,461                  11,937
2/94              13,205             13,081                  12,531
2/95              13,454             13,273                  12,716
2/96              14,941             14,545                  13,934
2/97              15,899             15,130                  14,495
2/98              17,353             16,196                  15,516
2/99              18,420             17,021                  16,306
2/00              18,034             16,519                  15,825
2/01              20,260             18,324                  17,554


--- Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $18,324 --- Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $17,554 --- Lehman Brothers Municipal Bond Index $20,260

--------------------------------------------------------------------------------
/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.


Annual Report    page 6

Fund Spotlight as of 2-28-01

MASSACHUSETTS MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                                   A Shares    B Shares    C Shares    R Shares

NAV                                $  9.70     $  9.72     $  9.64     $  9.67
--------------------------------------------------------------------------------
CUSIP                              67065N845   67065N837   67065N829   67065N811
--------------------------------------------------------------------------------
Latest Dividend/1/                 $0.0420     $0.0360     $0.0375     $0.0435
--------------------------------------------------------------------------------
Inception Date                     9/94        3/97        10/94       12/86


Annualized Total Returns/2/
                   as of February 28, 2001               as of December 31, 2000

A Shares                 NAV         Offer                      NAV        Offer

1-Year                10.34%         5.67%                   10.04%        5.38%
--------------------------------------------------------------------------------
5-Year                 4.76%         3.86%                    4.57%        3.68%
--------------------------------------------------------------------------------
10-Year                6.42%         5.97%                    6.56%        6.11%
--------------------------------------------------------------------------------

B Shares            w/o CDSC        w/CDSC                 w/o CDSC       w/CDSC

1-Year                 9.60%         5.60%                    9.18%        5.18%
--------------------------------------------------------------------------------
5-Year                 4.06%         3.90%                    3.85%        3.69%
--------------------------------------------------------------------------------
10-Year                5.83%         5.83%                    5.97%        5.97%
--------------------------------------------------------------------------------

C Shares                 NAV                                                 NAV

1-Year                 9.89%                                               9.35%
--------------------------------------------------------------------------------
5-Year                 4.18%                                               3.96%
--------------------------------------------------------------------------------
10-Year                5.71%                                               5.83%
--------------------------------------------------------------------------------

R Shares                 NAV                                                 NAV

1-Year                10.58%                                              10.27%
--------------------------------------------------------------------------------
5-Year                 5.00%                                               4.81%
--------------------------------------------------------------------------------
10-Year                6.65%                                               6.79%
--------------------------------------------------------------------------------


Tax-Free Yields
                      as of February 28, 2001

A Shares                         NAV    Offer

SEC 30-Day Yield               4.39%    4.20%
---------------------------------------------
Taxable-Equivalent Yield/3/    6.75%    6.46%
---------------------------------------------

B Shares                                  NAV

SEC 30-Day Yield                        3.63%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.58%
---------------------------------------------

C Shares                                  NAV

SEC 30-Day Yield                        3.83%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.89%
---------------------------------------------

R Shares                                  NAV

SEC 30-Day Yield                        4.59%
---------------------------------------------
Taxable-Equivalent Yield/3/             7.06%
---------------------------------------------


Bond Credit Quality/4/

[Pie Chart Appears Here]

AAA/U.S. Guaranteed            54%
----------------------------------
AA                             11%
----------------------------------
A                              16%
----------------------------------
BBB                            14%
----------------------------------
NR                              5%
----------------------------------

Top Five Sectors/4/
--------------------------------------------------------------------------------

U.S. Guaranteed            20%

Housing (Multifamily)      16%

Long-Term Care             16%

Tax Obligation (General)   12%

Healthcare                 12%


Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$97.4 million

Average Effective Maturity
19.39 years

Average Duration
6.64

-------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.


                                                          Annual Report   page 7

Fund Spotlight as of 2-28-01

MASSACHUSETTS INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


Quick Facts
                                   A Shares    B Shares    C Shares    R Shares
--------------------------------------------------------------------------------
NAV                                $ 10.30     $ 10.31     $ 10.28     $ 10.31
--------------------------------------------------------------------------------
CUSIP                              67065N795   67065N787   67065N779   67065N761
--------------------------------------------------------------------------------
Latest Dividend/1/                 $0.0410     $0.0345     $0.0360     $0.0425
--------------------------------------------------------------------------------
Inception Date                     9/94        3/97        9/94        12/86
--------------------------------------------------------------------------------



Annualized Total Returns/2/
                   as of February 28, 2001               as of December 31, 2000

A Shares                 NAV         Offer                 NAV             Offer

1-Year                10.93%         6.25%              10.56%             5.90%
--------------------------------------------------------------------------------
5-Year                 4.73%         3.83%               4.49%             3.60%
--------------------------------------------------------------------------------
10-Year                6.24%         5.79%               6.36%             5.90%
--------------------------------------------------------------------------------


B Shares            w/o CDSC        w/CDSC            w/o CDSC            w/CDSC

1-Year                10.06%         6.06%               9.69%             5.69%
--------------------------------------------------------------------------------
5-Year                 3.95%         3.78%               3.73%             3.56%
--------------------------------------------------------------------------------
10-Year                5.65%         5.65%               5.76%             5.76%
--------------------------------------------------------------------------------


C Shares                               NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                              10.29%                                10.03%
--------------------------------------------------------------------------------
5-Year                               4.10%                                 3.90%
--------------------------------------------------------------------------------
10-Year                              5.53%                                 5.66%
--------------------------------------------------------------------------------

R Shares                               NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                              11.11%                                10.86%
--------------------------------------------------------------------------------
5-Year                               4.92%                                 4.72%
--------------------------------------------------------------------------------
10-Year                              6.49%                                 6.62%
--------------------------------------------------------------------------------


Tax-Free Yields
                      as of February 28, 2001

A Shares                          NAV   Offer

SEC 30-Day Yield                3.76%   3.60%
---------------------------------------------
Taxable-Equivalent Yield/3/     5.78%   5.54%
---------------------------------------------

B Shares                                  NAV

SEC 30-Day Yield                        3.01%
---------------------------------------------
Taxable-Equivalent Yield/3/             4.63%
---------------------------------------------

C Shares                                  NAV

SEC 30-Day Yield                        3.21%
---------------------------------------------
Taxable-Equivalent Yield/3/             4.94%
---------------------------------------------

R Shares                                  NAV

SEC 30-Day Yield                        3.96%
---------------------------------------------
Taxable-Equivalent Yield/3/             6.09%
---------------------------------------------

Bond Credit Quality/4/

[Pie Chart Appears Here]

Insured and
U.S. Guaranteed                           12%
---------------------------------------------
U.S. Guaranteed                            4%
---------------------------------------------
Insured                                   84%
---------------------------------------------


Top Five Sectors/4/
--------------------------------------------------------------------------------

Housing (Multifamily)                  21%
Education and Civic Organizations      18%
U.S. Guaranteed                        16%
Tax Obligation (General)               15%
Healthcare                             13%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$72.5 million

Average Effective Maturity
20.88 years

Average Duration
6.14

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

Annual Report    page 8

                 Portfolio of Investments
                 Nuveen Massachusetts Municipal Bond Fund
                 February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 10.0%

     $  1,000 Massachusetts Development      11/08 at 102        A2 $   955,540
               Finance Agency, Revenue
               Bonds, YMCA of Greater
               Boston Issue,
               Series 1998,
               5.450%, 11/01/28

        3,000 Massachusetts Development       3/09 at 101         A   2,729,910
               Finance Agency, Revenue
               Bonds, Curry College
               Issue, 1999 Series A,
               5.500%, 3/01/29

        2,000 Massachusetts Development       1/10 at 101       BBB   2,077,360
               Finance Agency, Revenue
               Bonds, Massachusetts
               College of Pharmacy and
               Allied Health Sciences
               Issue, 1999 Series B,
               6.625%, 7/01/20

        1,000 Massachusetts Health and        7/02 at 102       AAA   1,036,990
               Educational Facilities
               Authority, Revenue
               Bonds, Suffolk
               University Issue,
               Series B,
               6.350%, 7/01/22

           30 Massachusetts Health and        7/01 at 102       AAA      30,870
               Educational Facilities
               Authority, Revenue
               Bonds, Boston College
               Issue, Series J,
               6.625%, 7/01/21

          500 Massachusetts Industrial        7/03 at 102       Aa1     488,180
               Finance Agency, Revenue
               Bonds, Whitehead
               Institute for Biomedical
               Research 1993 Issue,
               5.125%, 7/01/26

        2,290 Massachusetts Industrial        7/05 at 102       AAA   2,438,621
               Finance Agency, Revenue
               and Refunding Bonds,
               1995 Series A (Lesley
               College Project),
               6.300%, 7/01/25

-------------------------------------------------------------------------------
              Healthcare - 11.6%

          500 Massachusetts Health and    7/01 at 101 1/2       N/R     500,350
               Educational Facilities
               Authority, Revenue
               Bonds, Cardinal Cushing
               General Hospital Issue,
               Series 1989, 8.875%,
               7/01/18

          750 Massachusetts Health and        7/02 at 102       AAA     788,985
               Educational Facilities
               Authority, Revenue
               Bonds, New England
               Medical Center Hospitals
               Issue, Series F, 6.625%,
               7/01/25

        1,000 Massachusetts Health and        7/03 at 102       AAA   1,029,350
               Educational Facilities
               Authority, Revenue
               Bonds, Lahey Clinic
               Medical Center Issue,
               Series B, 5.625%,
               7/01/15

        2,500 Massachusetts Health and        2/04 at 102       Aa2   2,645,300
               Educational Facilities
               Authority, Revenue
               Refunding Bonds,
               Youville Hospital Issue
               (FHA-Insured Project),
               Series B, 6.000%,
               2/15/25

        2,000 Massachusetts Health and        7/08 at 102       AAA   1,906,000
               Educational Facilities
               Authority, Revenue
               Bonds, Caregroup Issue,
               Series A,
               5.000%, 7/01/25

        1,500 Massachusetts Health and        7/08 at 101       AAA   1,379,925
               Educational Facilities
               Authority, Revenue
               Bonds, Harvard Pilgrim
               Health Care Issue,
               Series A, 4.750%,
               7/01/22

        3,000 Massachusetts Health and        7/10 at 101       BBB   3,030,090
               Educational Facilities
               Authority, Revenue
               Bonds, Winchester
               Hospital Issue, Series
               E, 6.750%, 7/01/30

-------------------------------------------------------------------------------
              Housing/Multifamily -
                16.1%

          920 Boston-Mount Pleasant           8/02 at 102       AAA     952,660
               Housing Development
               Corporation, Multifamily
               Housing Refunding
               Revenue Bonds,
               Series 1992A, 6.750%,
               8/01/23

        1,115 Framingham Housing              8/10 at 105       AAA   1,218,327
               Authority, Refunding
               Revenue Bonds (GNMA
               Collateralized - Beaver
               Terrace Apartments
               Project), Series 2000A,
               6.350%, 2/20/32

        3,000 Massachusetts Development      12/09 at 102       N/R   3,040,260
               Finance Agency, Assisted
               Living Revenue Bonds
               (Prospect House
               Apartments),
               Series 1999, 7.000%,
               12/01/31 (Alternative
               Minimum Tax)

        2,000 Massachusetts Development       6/11 at 105       AAA   2,202,640
               Finance Authority,
               Assisted Living Revenue
               Bonds (GNMA
               Collateralized - Haskell
               House Project), Series
               2000A, 6.500%, 12/20/41
               (Alternative Minimum
               Tax)

        3,700 Massachusetts Housing           4/03 at 102        A+   3,841,599
               Finance Agency, Housing
               Project Revenue Bonds,
               Series 1993A Refunding,
               6.375%, 4/01/21

        1,000 Massachusetts Housing          11/02 at 102       AAA   1,041,260
               Finance Agency,
               Residential Development
               Bonds (Section 8
               Assisted),
               1992 Series E,
               6.250%, 11/15/14

        1,000 Massachusetts Housing           5/02 at 102       AAA   1,036,040
               Finance Agency,
               Residential Development
               Bonds, 1992 Series D,
               6.875%, 11/15/21

        1,000 Massachusetts Industrial        1/08 at 102       AAA   1,033,280
               Finance Agency, Revenue
               Bonds (FHA-Insured
               Mortgage Loan - Hudner
               Associates Projects),
               5.650%, 1/01/23

        1,250 Somerville Housing              5/01 at 101       AAA   1,276,725
               Authority, Mortgage
               Revenue Bonds (GNMA
               Collateralized -
                Clarendon Hill Towers
               Project), Series 1990,
               7.950%, 11/20/30

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9

                 Portfolio of Investments
                 Nuveen Massachusetts Municipal Bond Fund (continued) February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Long-Term Care - 15.3%

     $  1,790 Massachusetts Development       9/09 at 102        AA $ 1,830,365
               Finance Agency, Revenue
               Bonds, The May Institute
               Issue, Series 1999,
               5.750%, 9/01/24

        2,900 Massachusetts Development       8/09 at 101         A   2,916,501
               Finance Agency, Revenue
               Bonds, Northern Berkshire
               Community Services, Inc.
               Issue, 1999 Series A,
               6.250%, 8/15/29

          885 Massachusetts Health and        7/03 at 102       AAA     918,338
               Educational Facilities
               Authority, Revenue Bonds,
               Cable Housing and Health
               Services Issue, Series A,
               5.625%, 7/01/13

        3,285 Massachusetts Health and        2/07 at 102       Aa2   3,440,151
               Educational Facilities
               Authority, Revenue
               Refunding Bonds, Youville
               Hospital Issue (FHA-
               Insured Project), Series
               A, 6.250%, 2/15/41

          380 Massachusetts Industrial        8/08 at 105       AAA     399,422
               Finance Agency, Assisted
               Living Facility Revenue
               Bonds (The Newton Group
               Draper Place Project -
                GNMA Collateralized),
               Series 1998, 5.400%,
               8/20/12 (Alternative
               Minimum Tax)

        2,020 Massachusetts Industrial        6/09 at 102       AAA   2,022,020
               Finance Agency, Assisted
               Living Facility Revenue
               Bonds (The Arbors at
               Taunton Project - GNMA
               Collateralized), Series
               1999, 5.500%, 6/20/40
               (Alternative Minimum Tax)

        2,500 Massachusetts Industrial        5/07 at 102        A+   2,361,150
               Finance Agency, Health
               Care Facilities Revenue
               Bonds (Jewish Geriatric
               Services, Inc. Obligated
               Group), Series 1997B,
               5.500%, 5/15/27

        1,015 Massachusetts Industrial        2/06 at 102       AAA   1,036,234
               Financial Agency, Revenue
               Bonds, Heights Crossing
               Limited Partnership Issue
               (FHA-Insured Project),
               Series 1995, 6.000%,
               2/01/15 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Tax Obligation/General -
               11.8%

          490 Town of Barnstable, General     9/04 at 102        AA     517,817
               Obligation Bonds, 5.750%,
               9/15/14

              Town of Deerfield, General
              Obligation School Bonds of
              1992, School Project Loan,
              Act of 1948,
              Bank-Qualified, Unlimited
              Tax:
          420  6.200%, 6/15/09                6/02 at 102        A1     441,504
          415  6.250%, 6/15/10                6/02 at 102        A1     436,236

          135 City of Holyoke, General       No Opt. Call      BBB+     135,717
               Obligation Bonds, 1991
               Series A, 8.000%, 6/01/01

          500 City of Holyoke, General        8/01 at 102      Baa1     518,710
               Obligation Limited Bonds,
               School Project Loan, Act
               of 1948, 7.650%, 8/01/09

          750 City of Holyoke, General       11/02 at 102      BBB+     797,430
               Obligation Refunding
               Bonds, 7.000%, 11/01/08

        2,500 Massachusetts Bay              No Opt. Call       AAA   3,059,075
               Transportation Authority,
               General Transportation
               System Bonds, 1991 Series
               A, 7.000%, 3/01/21

          600 Massachusetts Bay               3/07 at 101        AA     574,260
               Transportation Authority,
               General Transportation
               System Bonds, 1997 Series
               D, 5.000%, 3/01/27

        1,250 The Commonwealth of             2/10 at 101       Aa2   1,393,463
               Massachusetts, General
               Obligation Bonds,
               Consolidated Loan, Series
               2000A, 6.000%, 2/01/14

              City of Taunton, General
              Obligation Bonds, Electric
              Loan, Act of 1969:
        1,465  8.000%, 2/01/02               No Opt. Call         A   1,523,410
        1,005  8.000%, 2/01/03               No Opt. Call         A   1,080,948

        1,000 City of Worcester, General      8/02 at 102        A-   1,045,380
               Obligation Bonds, 6.000%,
               8/01/04

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               1.0%

          835 Massachusetts Industrial        1/05 at 102       AAA     940,402
               Finance Agency, Library
               Revenue Bonds (Malden
               Public Library Project),
               Series 1994, 7.250%,
               1/01/15

-------------------------------------------------------------------------------
              Transportation - 4.6%

       10,000 Massachusetts Turnpike         No Opt. Call       AAA   2,274,600
               Authority, Metropolitan
               Highway System Revenue
               Bonds, 1997 Series A
               (Senior), 0.000%, 1/01/29
        2,320 Massachusetts Turnpike          1/07 at 102       AAA   2,189,175
               Authority, Metropolitan
               Highway System Revenue
               Bonds, 1997 Series C
               (Senior), 5.000%, 1/01/37
-------------------------------------------------------------------------------
              U.S. Guaranteed - 19.2%

              City of Attleboro, General
               Obligation Bonds:
          450  6.250%, 1/15/10 (Pre-          1/03 at 102     A3***     480,276
               refunded to 1/15/03)
          450  6.250%, 1/15/11 (Pre-          1/03 at 102     A3***     480,276
               refunded to 1/15/03)

        1,000 City of Boston, General         7/01 at 102       AAA   1,031,190
               Obligation Bonds, 1991
               Series A, 6.750%, 7/01/11
               (Pre-refunded to 7/01/01)


--------------------------------------------------------------------------------
10

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              U.S. Guaranteed
               (continued)

     $    500 Boston Water and Sewer       11/01 at 102       AAA  $   521,855
               Commission, General
               Revenue Bonds, 1991
               Series A, Senior Series,
               7.000%, 11/01/18 (Pre-
               refunded to 11/01/01)

          310 City of Haverhill,           10/01 at 102    BBB***      323,907
               General Obligation
               Bonds, Municipal
               Purpose, Loan of 1991,
               7.500%, 10/15/11
               (Pre-refunded to
               10/15/01)

          250 City of Holyoke, General      6/02 at 103       AAA      272,000
               Obligation Bonds,
               8.150%, 6/15/06 (Pre-
               refunded to 6/15/02)

        1,000 City of Lynn, General         1/02 at 104       Aaa    1,077,220
               Obligation Bonds,
               7.850%, 1/15/11 (Pre-
               refunded to 1/15/02)

          250 The Massachusetts Bay        12/06 at 100      A***      300,470
               Transportation
               Authority, Certificates
               of Participation, Series
               1988, 7.800%, 1/15/14
               (Pre-refunded to
               12/22/06)

          500 Massachusetts Health and      9/02 at 102       AAA      532,365
               Educational Facilities
               Authority, Revenue
               Refunding Bonds,
               Worcester Polytechnic
               Institute Issue, Series
               E, 6.625%, 9/01/17 (Pre-
               refunded to 9/01/02)

        2,000 Massachusetts Health and     No Opt. Call       AAA    2,061,900
               Educational Facilities
               Authority, Revenue
               Bonds, Malden Hospital
               Issue (FHA-Insured
               Project), Series A,
               5.000%, 8/01/16

          700 Massachusetts Health and      7/06 at 100       Aaa      761,110
               Educational Facilities
               Authority, Revenue Bonds
               (Daughters of Charity
               National Health System -
                The Carney Hospital),
               Series D, 6.100%,
               7/01/14 (Pre-refunded to
               7/01/06)

        2,750 Massachusetts Health and      4/02 at 102       AAA    2,903,533
               Educational Facilities
               Authority, Revenue
               Bonds, New England
               Deaconess Hospital
               Issue, Series D, 6.875%,
               4/01/22 (Pre-refunded to
               4/01/02)

        1,000 Massachusetts Health and     11/02 at 102       Aaa    1,068,660
               Educational Facilities
               Authority, Revenue
               Bonds, MetroWest Health,
               Inc. Issue, Series C,
               6.500%, 11/15/18 (Pre-
               refunded to 11/15/02)

          970 Massachusetts Health and      7/01 at 102       AAA      999,643
               Educational Facilities
               Authority, Revenue
               Bonds, Boston College
               Issue, Series J, 6.625%,
               7/01/21 (Pre-refunded to
               7/01/01)

          635 Massachusetts Port            7/01 at 100       AAA    1,004,773
               Authority, Revenue
               Bonds, Series
               1982,13.000%, 7/01/13

          250 Massachusetts Industrial      1/02 at 102    AA-***      261,110
               Finance Agency, Revenue
               Bonds, College of the
               Holy Cross 1992 Issue,
               6.450%, 1/01/12 (Pre-
               refunded to 1/01/02)

        1,095 Massachusetts Industrial      7/02 at 102       AAA    1,168,540
               Finance Agency, Revenue
               Bonds, Merrimack College
               Issue, Series 1992,
               7.125%, 7/01/12 (Pre-
               refunded to 7/01/02)

        1,130 City of Peabody, General      8/01 at 102       AAA    1,169,279
               Obligation Electric
               Bonds, 6.950%, 8/01/09
               (Pre-refunded to
               8/01/01)

        1,250 Puerto Rico Electric          7/01 at 102       AAA    1,291,313
               Power Authority, Power
               Revenue Bonds, Series P,
               7.000%, 7/01/21 (Pre-
               refunded to 7/01/01)

        1,000 City of Springfield,          9/02 at 102   Baa3***    1,071,500
               General Obligation
               Bonds, School Project
               Loan, Act of 1948,
               Series B, 7.100%,
               9/01/11 (Pre-refunded to
               9/01/02)
------------------------------------------------------------------------------
              Utilities - 9.0%
        2,700 Massachusetts Development    12/08 at 102       BBB    2,399,003
               Finance Agency, Resource
               Recovery Revenue Bonds
               (Ogden Haverhill
               Project), Series 1998B,
               5.500%, 12/01/19
               (Alternative Minimum
               Tax)

        1,425 Massachusetts Industrial      7/01 at 103       N/R    1,480,745
               Finance Agency, Resource
               Recovery Revenue Bonds
               (SEMASS Project), Series
               1991A, 9.000%, 7/01/15

        5,420 Massachusetts Industrial     12/08 at 102       BBB    4,876,048
               Finance Agency, Resource
               Recovery Revenue
               Refunding Bonds (Ogden
               Haverhill Project),
               Series 1998A, 5.600%,
               12/01/19 (Alternative
               Minimum Tax)

------------------------------------------------------------------------------
     $101,550 Total Investments (cost
               $93,249,500) - 98.6%                                 96,069,286
------------------------------------------------------------------------------
-------------
              Other Assets Less
               Liabilities - 1.4%                                    1,360,582
         ---------------------------------------------------------------------
              Net Assets - 100%                                    $97,429,868
         ---------------------------------------------------------------------

         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
11

                 Portfolio of Investments
                 Nuveen Massachusetts Insured Municipal Bond Fund
                 February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 18.0%

      $ 1,600 Massachusetts Health and       10/02 at 102       AAA $ 1,697,792
               Educational Facilities
               Authority, Revenue Bonds,
               Northeastern University
               Issue, Series E, 6.550%,
               10/01/22

        1,000 Massachusetts Health and       10/02 at 100       AAA   1,026,540
               Educational Facilities
               Authority, Revenue Bonds,
               Boston University Issue,
               Series M, 6.000%, 10/01/22

           30 Massachusetts Health and        7/01 at 102       AAA      30,870
               Educational Facilities
               Authority, Revenue Bonds,
               Boston College Issue,
               Series J, 6.625%, 7/01/21

        2,675 Massachusetts Health and       10/08 at 101       AAA   2,454,152
               Educational Facilities
               Authority, Revenue Bonds,
               Brandeis University Issue,
               Series I, 4.750%, 10/01/28

        1,030 Massachusetts Health and        7/02 at 102       AAA   1,067,121
               Educational Facilities
               Authority, Revenue Bonds,
               Bentley College Issue,
               Series I, 6.125%, 7/01/17

        2,000 Massachusetts Health and       10/09 at 101       AAA   1,919,160
               Educational Facilities
               Authority, Revenue Bonds,
               Northeastern University
               Issue, Series I, 5.000%,
               10/01/29

        1,000 Massachusetts Industrial        3/06 at 102       AAA   1,023,610
               Finance Agency, Revenue
               Bonds, College of the Holy
               Cross 1996 Issue,
               5.500%, 3/01/20

          420 Massachusetts Industrial       10/05 at 102       AAA     452,689
               Finance Agency, Revenue
               Bonds, Babson College
               Issue, Series 1995A,
               5.800%, 10/01/10

        1,000 Massachusetts Industrial        7/01 at 102       AAA   1,028,100
               Finance Agency, Revenue
               Refunding Bonds, Mount
               Holyoke College Issue,
               Series 1992A, 6.300%,
               7/01/13

        2,470 Massachusetts Industrial        7/08 at 102       AAA   2,359,344
               Finance Agency, Revenue
               Bonds, Western New England
               College Issue,
               Series 1998, 5.000%,
               7/01/28

-------------------------------------------------------------------------------
              Healthcare - 13.0%

        1,500 Massachusetts Health and        7/02 at 102       AAA   1,577,970
               Educational Facilities
               Authority, Revenue Bonds,
               New England Medical Center
               Hospitals Issue, Series F,
               6.625%, 7/01/25

        1,700 Massachusetts Health and        7/03 at 102       AAA   1,749,895
               Educational Facilities
               Authority, Revenue Bonds,
               Lahey Clinic Medical
               Center Issue, Series B,
               5.625%, 7/01/15

        1,000 Massachusetts Health and        7/06 at 102       AAA   1,049,780
               Educational Facilities
               Authority, Revenue Bonds,
               Baystate Medical Center
               Issue, Series E, 6.000%,
               7/01/26

        2,000 Massachusetts Health and        7/08 at 102       AAA   1,906,000
               Educational Facilities
               Authority, Revenue Bonds,
               Caregroup Issue, Series A,
               5.000%, 7/01/25

          130 Massachusetts Health and        7/01 at 100       AAA     131,567
               Educational Facilities
               Authority, Revenue Bonds
               (Capital Asset Program),
               Series G2, 7.200%, 7/01/09

          505 Massachusetts Health and        7/02 at 102       AAA     530,432
               Educational Facilities
               Authority, Revenue Bonds,
               South Shore Hospital
               Issue, Series D, 6.500%,
               7/01/22

        2,290 Puerto Rico Industrial,         1/05 at 102       AAA   2,452,819
               Tourist, Educational,
               Medical and Environmental
               Control Facilities
               Financing Authority,
               Hospital Revenue Bonds,
               1995 Series A (Hospital
               Auxilio Mutuo Obligated
               Group Project), 6.250%,
               7/01/16

-------------------------------------------------------------------------------
              Housing/Multifamily - 20.5%

        2,000 Massachusetts Development       9/10 at 105       AAA   2,390,780
               Finance Agency, Assisted
               Living Facility Revenue
               Bonds (The Monastery
               at West Springfield
               Project - GNMA
               Collateralized), Series
               1999A, 7.625%, 3/20/41
               (Alternative Minimum Tax)

        2,500 Massachusetts Development      10/11 at 105       AAA   2,872,600
               Finance Agency, Revenue
               Bonds (Volunteers of
               America Concord Assisted
               Living, Inc Project - GNMA
               Collateralized), Series
               2000A, 6.900%, 10/20/41
               (Alternative Minimum Tax)

        2,800 Massachusetts Development       6/11 at 105       AAA   3,083,696
               Finance Agency, Assisted
               Living Revenue Bonds
               (Haskell House Project -
                GNMA Collateralized),
               Series 2000A, 6.500%,
               12/20/41 (Alternative
               Minimum Tax)

        1,500 Massachusetts Housing           6/08 at 101       AAA   1,524,480
               Finance Agency, Housing
               Development Bonds, 1998
               Series A, 5.375%, 6/01/16
               (Alternative Minimum Tax)

          200 Massachusetts Housing           6/01 at 102       AAA     204,824
               Finance Agency, Housing
               Revenue Bonds, 1989 Series
               A, 7.600%, 12/01/16

        1,000 Massachusetts Housing           7/07 at 101       AAA   1,001,560
               Finance Agency, Rental
               Housing Mortgage Revenue
               Bonds, 1997 Series C,
               5.625%, 7/01/40
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
12

    Principal                                      Optional Call                Market
 Amount (000) Description                            Provisions* Ratings**       Value
--------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

      $ 2,905 Massachusetts Housing Finance          1/05 at 102       AAA $ 3,109,599
               Agency, Rental Housing Mortgage
               Revenue Bonds (FHA-Insured
               Mortgage Loans), 1995 Series A,
               7.350%, 1/01/35 (Alternative
               Minimum Tax)

          640 Massachusetts Industrial Finance       1/08 at 102       AAA     661,299
               Agency, Revenue Bonds (FHA-
               Insured Mortgage Loan - Hudner
               Associates Projects), 5.650%,
               1/01/23

--------------------------------------------------------------------------------------
              Long-Term Care - 6.0%

        3,185 Massachusetts Industrial Finance      12/07 at 102       AAA   3,342,689
               Agency, Assisted Living Facility
               Revenue Bonds (The Arbors at
               Amherst Project - GNMA
               Collateralized), Series 1997,
               5.950%, 6/20/39 (Alternative
               Minimum Tax)

          990 Massachusetts Industrial Finance       6/09 at 102       AAA     990,990
               Agency, Assisted Living Facility
               Revenue Bonds (The Arbors at
               Taunton Project - GNMA
               Collateralized), Series 1999,
               5.500%, 6/20/40 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------------
              Tax Obligation/General - 14.6%

          250 Town of Groveland, General             6/01 at 102       AAA     257,383
               Obligation Bonds, 6.900%,
               6/15/07

        1,000 City of Haverhill, General             9/01 at 102       AAA   1,034,650
               Obligation, Hospital Refunding
               Bonds, Series A, 6.700%, 9/01/10

        2,625 City of Lowell, General               11/03 at 102       AAA   2,754,255
               Obligation State Qualified
               Bonds, 5.600%, 11/01/12

        1,025 City of Lynn, General Obligation      No Opt. Call       AAA   1,055,145
               Bonds, 6.750%, 1/15/02

        1,500 Town of Monson, General               No Opt. Call       AAA   1,653,705
               Obligation, Bank-Qualified
               Unlimited Tax, School Refunding
               Bonds, 5.500%, 10/15/10

          190 Town of Northfield, General           10/01 at 102       AAA     197,068
               Obligation Bonds, Municipal
               Purpose Loan of 1992, Bank-
               Qualified, 6.350%, 10/15/09

          440 Quaboag Regional School District,      6/02 at 102       AAA     462,801
              General Obligation Bonds, 6.250%,
              6/15/08

              City of Salem, General Obligation
              Bonds:
          500  6.800%, 8/15/09                       8/01 at 102       AAA     517,375
          900  6.000%, 7/15/10                       7/02 at 102       AAA     945,306

          220 Taunton, General Obligation            9/01 at 103       AAA     230,122
               Bonds, 6.800%, 9/01/09

          215 Town of Whately, General               1/02 at 102       AAA     224,419
               Obligation Bonds, 6.350%,
               1/15/09

        1,210 Town of Winchendon, General            3/03 at 102       AAA   1,274,566
               Obligation Bonds, Unlimited Tax,
               6.050%, 3/15/10

--------------------------------------------------------------------------------------
              Tax Obligation/Limited - 2.1%

        1,345 Massachusetts Industrial Finance       1/05 at 102       AAA   1,514,779
               Agency, Library Revenue Bonds
               (Malden Public Library Project),
               Series 1994, 7.250%, 1/01/15

--------------------------------------------------------------------------------------
              Transportation - 6.9%

        9,500 Massachusetts Turnpike Authority,     No Opt. Call       AAA   2,160,870
               Metropolitan Highway System
               Revenue Bonds, 1997 Series A
               (Senior), 0.000%, 1/01/29

        3,000 Massachusetts Turnpike Authority,      1/07 at 102       AAA   2,830,830
               Metropolitan Highway System
               Revenue Bonds, 1997 Series C
               (Senior), 5.000%, 1/01/37

--------------------------------------------------------------------------------------
              U.S. Guaranteed - 15.8%

        1,000 City of Boston, General                7/01 at 102       AAA   1,031,190
               Obligation Bonds, 1991 Series A,
               6.750%, 7/01/11 (Pre-refunded to
               7/01/01)

          500 City of Fall River, General            6/01 at 102       AAA     514,775
               Obligation Bonds, 7.200%,
               6/01/10 (Pre-refunded to
               6/01/01)

          250 City of Holyoke, General               6/02 at 103       AAA     272,000
               Obligation Bonds, 8.150%,
               6/15/06 (Pre-refunded to
               6/15/02)

        1,000 Town of Mansfield, General             1/02 at 102       AAA   1,048,040
               Obligation Bonds, 6.700%,
               1/15/11 (Pre-refunded to
               1/15/02)

              The Commonwealth of
               Massachusetts, General
               Obligation Bonds, Consolidated
               Loan of 1992, Series A:
           25  6.500%, 6/01/08 (Pre-refunded to      6/02 at 101       AAA      26,183
               6/01/02)
          340  6.000%, 6/01/13 (Pre-refunded to      6/02 at 100       AAA     350,758
               6/01/02)
          860  6.000%, 6/01/13 (Pre-refunded to      6/02 at 100       AAA     887,210
               6/01/02)

          500 Massachusetts Health and              10/01 at 102       AAA     519,935
               Educational Facilities
               Authority, Revenue Bonds,
               Berklee College of Music Issue,
               Series C, 6.875%, 10/01/21 (Pre-
               refunded to 10/01/01)

        1,000 Massachusetts Health and               7/01 at 102       AAA   1,031,050
               Educational Facilities
               Authority, Revenue Bonds,
               Brigham and Women's Hospital
               Issue, Series D, 6.750%, 7/01/24
               (Pre-refunded to 7/01/01)


--------------------------------------------------------------------------------
13

                 Portfolio of Investments
                 Nuveen Massachusetts Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              U.S. Guaranteed (continued)

      $   720 Massachusetts Health and        7/01 at 102       AAA $   742,003
               Educational Facilities
               Authority, Revenue Bonds,
               Boston College Issue,
               Series J, 6.625%, 7/01/21
               (Pre-refunded to 7/01/01)

          970 Massachusetts Health and        7/02 at 102       AAA   1,022,147
               Educational Facilities
               Authority, Revenue Bonds,
               Bentley College Issue,
               Series I, 6.125%, 7/01/17
               (Pre-refunded to 7/01/02)

          495 Massachusetts Health and        7/02 at 102       AAA     524,022
               Educational Facilities
               Authority, Revenue Bonds,
               South Shore Hospital
               Issue, Series D, 6.500%,
               7/01/22 (Pre-refunded to
               7/01/02)

        1,000 Massachusetts Port              7/01 at 100       AAA   1,582,320
               Authority, Revenue Bonds,
               Series 1982, 13.000%,
               7/01/13

          515 Southern Berkshire Regional     4/02 at 102       AAA     548,109
               School District, General
               Obligation Bonds, 7.500%,
               4/15/07
               (Pre-refunded to 4/15/02)

        1,145 Southern Berkshire Regional     4/02 at 102       AAA   1,224,211
               School District, General
               Obligation School Bonds,
               7.000%, 4/15/11 (Pre-
               refunded to 4/15/02)

          160 City of Worcester, General      5/02 at 102       AAA     169,653
               Obligation Bonds, 6.900%,
               5/15/07 (Pre-refunded to
               5/15/02)

-------------------------------------------------------------------------------
              Utilities - 1.8%
        1,300 Massachusetts Municipal         7/03 at 102       AAA   1,334,840
               Wholesale Electric
               Company, Power Supply
               System Revenue Bonds, 1993
               Series A, 5.000%, 7/01/10
-------------------------------------------------------------------------------
      $75,770 Total Investments (cost                                71,582,078
               $68,306,605) - 98.7%
-------------------------------------------------------------------------------
---------------
              Other Assets Less
              Liabilities - 1.3%                                        939,223
         ----------------------------------------------------------------------
              Net Assets - 100%                                     $72,521,301
         ----------------------------------------------------------------------

            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insur-ance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
          * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
          ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14

                 Statement of Net Assets
                 February 28, 2001

                                                                  Massachusetts
                                                    Massachusetts       Insured
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market
 value                                                $96,069,286   $71,582,078
Cash                                                           --        48,297
Receivables:
 Interest                                               1,363,598     1,075,758
 Investments sold                                       1,020,000        80,000
 Shares sold                                              159,915        49,461
Other assets                                                   48           391
-------------------------------------------------------------------------------
  Total assets                                         98,612,847    72,835,985
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                            751,152            --
Payable for shares redeemed                                31,831         4,000
Accrued expenses:
 Management fees                                           29,079        30,610
 12b-1 distribution and service fees                        9,207         4,908
 Other                                                     81,661        71,848
Dividends payable                                         280,049       203,318
-------------------------------------------------------------------------------
  Total liabilities                                     1,182,979       314,684
-------------------------------------------------------------------------------
Net assets                                            $97,429,868   $72,521,301
-------------------------------------------------------------------------------
Class A Shares
Net assets                                            $18,432,641   $14,668,503
Shares outstanding                                      1,901,225     1,424,058
Net asset value and redemption price per share        $      9.70   $     10.30
Offering price per share (net asset value per
 share plus maximum sales charge of 4.20% of
 offering price)                                      $     10.13   $     10.75
-------------------------------------------------------------------------------
Class B Shares
Net assets                                            $ 4,198,187   $ 2,307,506
Shares outstanding                                        431,930       223,825
Net asset value, offering and redemption price per
 share                                                $      9.72   $     10.31
-------------------------------------------------------------------------------
Class C Shares
Net assets                                            $ 6,591,101   $ 1,666,919
Shares outstanding                                        683,722       162,115
Net asset value, offering and redemption price per
 share                                                $      9.64   $     10.28
-------------------------------------------------------------------------------
Class R Shares
Net assets                                            $68,207,939   $53,878,373
Shares outstanding                                      7,050,485     5,224,183
Net asset value, offering and redemption price per
 share                                                $      9.67   $     10.31
-------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15

                 Statement of Operations
                 Year Ended February 28, 2001


                                                                Massachusetts
                                                 Massachusetts        Insured
------------------------------------------------------------------------------
Investment Income                                   $5,852,246     $4,079,882
------------------------------------------------------------------------------
Expenses
Management fees                                        517,462        375,931
12b-1 service fees - Class A                            34,922         25,519
12b-1 distribution and service fees - Class B           36,100         17,817
12b-1 distribution and service fees - Class C           43,612         10,216
Shareholders' servicing agent fees and expenses        101,319         72,685
Custodian's fees and expenses                           63,243         50,049
Trustees' fees and expenses                              2,965          3,371
Professional fees                                       13,835         14,584
Shareholders' reports - printing and mailing
 expenses                                               29,314         53,866
Federal and state registration fees                     11,986          7,056
Other expenses                                           4,949          3,894
------------------------------------------------------------------------------
Total expenses before custodian fee credit and
 expense reimbursement                                 859,707        634,988
 Custodian fee credit                                  (11,714)        (7,156)
 Expense reimbursement                                 (39,836)            --
------------------------------------------------------------------------------
Net expenses                                           808,157        627,832
------------------------------------------------------------------------------
Net investment income                                5,044,089      3,452,050
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investments
Net realized gain (loss) from investment
 transactions                                          (30,704)       106,851
Net change in unrealized appreciation or
 depreciation of investments                         4,452,937      3,609,272
------------------------------------------------------------------------------
Net gain from investments                            4,422,233      3,716,123
------------------------------------------------------------------------------
Net increase in net assets from operations          $9,466,322     $7,168,173
------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16

                 Statement of Changes in Net Assets

                                Massachusetts          Massachusetts Insured
                          --------------------------  ------------------------
                            Year Ended    Year Ended   Year Ended   Year Ended
                               2/28/01       2/29/00      2/28/01      2/29/00
-------------------------------------------------------------------------------
Operations
Net investment income     $  5,044,089  $  5,075,644  $ 3,452,050  $ 3,536,321
Net realized gain (loss)
 from investment
 transactions                  (30,704)     (155,666)     106,851       51,955
Net change in unrealized
 appreciation or
 depreciation of
 investments                 4,452,937    (8,116,602)   3,609,272   (5,572,241)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                  9,466,322    (3,196,624)   7,168,173   (1,983,965)
-------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                      (930,674)     (834,612)    (637,833)    (585,940)
 Class B                      (173,035)     (159,314)     (79,005)     (65,676)
 Class C                      (278,015)     (228,951)     (60,916)     (69,087)
 Class R                    (3,707,929)   (3,792,977)  (2,723,645)  (2,780,997)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --            --      (10,725)     (12,128)
 Class B                            --            --       (1,769)      (1,527)
 Class C                            --            --       (1,082)      (1,532)
 Class R                            --            --      (44,685)     (52,493)
-------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (5,089,653)   (5,015,854)  (3,559,660)  (3,569,380)
-------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                   9,223,616    12,772,381    7,646,496    5,630,264
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               3,432,387     3,409,712    2,413,231    2,440,826
-------------------------------------------------------------------------------
                            12,656,003    16,182,093   10,059,727    8,071,090
Cost of shares redeemed    (10,932,066)  (14,446,618)  (7,074,712)  (8,404,016)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions          1,723,937     1,735,475    2,985,015     (332,926)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               6,100,606    (6,477,003)   6,593,528   (5,886,271)
Net assets at the
 beginning of year          91,329,262    97,806,265   65,927,773   71,814,044
-------------------------------------------------------------------------------
Net assets at the end of
 year                     $ 97,429,868  $ 91,329,262  $72,521,301  $65,927,773
-------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $     71,729  $    117,293  $    17,625  $    66,974
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massa-chusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when dis-tributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2001, have been designated Ex-empt Interest Dividends.

Insurance
Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securi-ties covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securi-ties. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value at-tributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities

-------------------------------------------------------------------------------
18
nor the net asset value of the Fund's shares include value, if any, attribut-able to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
19

2. Fund Shares
Transactions in Fund shares were as follows:

                                          Massachusetts                                Massachusetts Insured
                         --------------------------------------------------  ---------------------------------------------
                               Year Ended                Year Ended               Year Ended              Year Ended
                                 2/28/01                   2/29/00                  2/28/01                2/29/00
                         ------------------------  ------------------------  ----------------------  ---------------------
                             Shares        Amount      Shares        Amount     Shares       Amount    Shares       Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                    316,603  $  3,005,373     555,350  $  5,352,717    333,991  $ 3,387,014   254,753  $ 2,598,020
 Class B                     77,905       740,255     122,296     1,198,347     73,493      736,526    45,211      450,067
 Class C                    253,405     2,370,486     324,709     3,157,803     46,328      473,332    35,202      357,973
 Class R                    330,790     3,107,502     317,025     3,063,514    305,523    3,049,624   219,986    2,224,204
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     61,705       582,757      56,499       543,920     38,192      381,604    34,368      347,267
 Class B                      7,796        73,833       6,865        66,174      1,717       17,278     1,344       13,625
 Class C                     17,497       164,657      13,836       132,246      4,205       41,927     4,699       47,584
 Class R                    277,077     2,611,140     277,062     2,667,372    197,193    1,972,422   200,374    2,032,350
---------------------------------------------------------------------------------------------------------------------------
                          1,342,778    12,656,003   1,673,642    16,182,093  1,000,642   10,059,727   795,937    8,071,090
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                   (293,769)   (2,780,692)   (297,369)   (2,832,789)  (174,532)  (1,744,175) (121,499)  (1,226,864)
 Class B                    (55,860)     (526,870)    (46,593)     (444,503)    (9,930)     (99,201)  (43,851)    (439,599)
 Class C                   (101,139)     (954,012)   (193,535)   (1,827,478)   (27,388)    (273,209)  (59,605)    (598,631)
 Class R                   (709,514)   (6,670,492)   (977,765)   (9,341,848)  (496,471)  (4,958,127) (609,886)  (6,138,922)
---------------------------------------------------------------------------------------------------------------------------
                         (1,160,282)  (10,932,066) (1,515,262)  (14,446,618)  (708,321)  (7,074,712) (834,841)  (8,404,016)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     182,496  $  1,723,937     158,380  $  1,735,475    292,321  $ 2,985,015   (38,904) $  (332,926)
---------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 2, 2001, to shareholders of record on March 9, 2001, as follows:

                                   Massachusetts
                     Massachusetts       Insured
------------------------------------------------
Dividend per share:
 Class A                    $.0420        $.0410
 Class B                     .0360         .0345
 Class C                     .0375         .0360
 Class R                     .0435         .0425
------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended February 28, 2001, were as follows:

                                               Massachusetts
                                 Massachusetts       Insured
------------------------------------------------------------
Purchases:
 Long-term municipal securities    $13,573,045    $8,379,523
 Short-term municipal securities     2,000,000     3,000,000
Sales and maturities:
 Long-term municipal securities     12,429,390     5,657,178
 Short-term municipal securities     2,000,000     3,000,000
------------------------------------------------------------

At February 28, 2001, the cost of investments owned for federal income tax pur-poses were as follows:

                   Massachusetts
     Massachusetts       Insured
--------------------------------
       $93,256,041   $68,306,605
--------------------------------

--------------------------------------------------------------------------------
20

At February 28, 2001, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                  Massachusetts
-------------------------------
Expiration year:
 2004                  $414,343
 2005                   156,261
 2006                        --
 2007                        --
 2008                        --
 2009                   285,126
-------------------------------
Total                  $855,730
-------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                            Massachusetts
                             Massachusetts        Insured
----------------------------------------------------------
Gross unrealized:
 appreciation                   $4,002,025     $3,375,910
 depreciation                   (1,188,780)      (100,437)
----------------------------------------------------------
Net unrealized appreciation     $2,813,245     $3,275,473
----------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                                Management
Average Daily Net Assets               Fee
-------------------------------------------
For the first $125 million      .5500 of 1%
For the next $125 million       .5375 of 1
For the next $250 million       .5250 of 1
For the next $500 million       .5125 of 1
For the next $1 billion         .5000 of 1
For net assets over $2 billion  .4750 of 1
-------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reim-burse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2001, Nuveen Investments (the "Dis-tributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Massachusetts
                            Massachusetts       Insured
-------------------------------------------------------
Sales charges collected           $29,721       $24,123
Paid to authorized dealers         29,721        20,650
-------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

-------------------------------------------------------------------------------
21

During the fiscal year ended February 28, 2001, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Massachusetts
                     Massachusetts       Insured
------------------------------------------------------------------------------
Commission advances        $49,479       $43,919
------------------------------------------------------------------------------
To compensate for commissions advanced to authorized dealers, all 12b-1 serv-
ice fees collected on Class B Shares during the first year following a pur-
chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2001, the Distributor retained such 12b-1 fees as fol-
lows:
                                   Massachusetts
                     Massachusetts       Insured
------------------------------------------------------------------------------
12b-1 fees retained        $44,079       $16,328
------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2001, as follows:

                             Massachusetts
               Massachusetts       Insured
------------------------------------------
CDSC retained        $22,552        $2,730
------------------------------------------

7. Composition of Net Assets

At February 28, 2001, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                               Massachusetts
                                                Massachusetts        Insured
----------------------------------------------------------------------------
Capital paid-in                                   $95,400,624    $69,186,061
Balance of undistributed net investment income         71,729         17,625
Accumulated net realized gain (loss) from
 investment transactions                             (862,271)        42,142
Net unrealized appreciation of investments          2,819,786      3,275,473
----------------------------------------------------------------------------
Net assets                                        $97,429,868    $72,521,301
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
22

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  ----------------------
MASSACHUSETTS
Class (Inception Date)              Realized/
                                   Unrealized     Ratios/Supplemental Data
                 Beginning  ---Net----Invest--------------Net-----------------Ending-------------------
                       Net Invest-   BeforemCredit/ent      AfterInvest-   After Credit/    Net
Year Ended           Asset    ment   ReimbursementGain Reimbursement(b)menReimbursement(c)t  Capital         Asset
MASSACHUSETTSFebruary 28/29,      Value--Income-----(Loss)--Total---Income----Gains-Total---Value
                                                Ratio              Ratio              Ratio
                                               of Net             of Net             of Net
                                              Invest-            Invest-            Invest-
                                    Ratio of     ment  Ratio of     ment  Ratio of     ment
                                    Expenses   Income  Expenses   Income  Expenses   Income
                             Ending       to       to        to       to        to       to
                                Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Total   Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,  Return(a)    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.26    $.50       $.44   $.94    $(.50)     $-- $(.50) $ 9.70
 2000                10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26
 1999                10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07
 1998                 9.89     .52        .19    .71     (.52)      --  (.52)  10.08
 1997                 9.94     .53       (.07)   .46     (.51)      --  (.51)   9.89
Class B (3/97)
 2001                 9.28     .43        .44    .87     (.43)      --  (.43)   9.72
 2000                10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28
 1999                10.10     .43        .01    .44     (.44)      --  (.44)  10.10
 1998(d)              9.88     .45        .22    .67     (.45)      --  (.45)  10.10
Class C (10/94)
 2001                 9.20     .44        .45    .89     (.45)      --  (.45)   9.64
 2000                10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20
 1999                10.02     .45         --    .45     (.45)      --  (.45)  10.02
 1998                 9.83     .47        .19    .66     (.47)      --  (.47)  10.02
 1997                 9.89     .45       (.08)   .37     (.43)      --  (.43)   9.83
Class R (12/86)
 2001                 9.24     .52        .43    .95     (.52)      --  (.52)   9.67
 2000                10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24
 1999                10.05     .52        .01    .53     (.53)      --  (.53)  10.05
 1998                 9.86     .54        .19    .73     (.54)      --  (.54)  10.05
 1997                 9.91     .54       (.06)   .48     (.53)      --  (.53)   9.86
------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001                10.34% $18,433      .99%    5.23%      .95%    5.27%      .94%    5.29%        13%
 2000                (3.21)  16,814      .98     5.15       .96     5.17       .94     5.19         15
 1999                 5.05   15,134     1.02     4.95       .95     5.01       .95     5.01         10
 1998                 7.38    9,291     1.00     5.20       .95     5.25       .95     5.25         17
 1997                 4.73    7,200     1.01     5.22       .99     5.24       .99     5.24         10
Class B (3/97)
 2001                 9.60    4,198     1.74     4.48      1.70     4.52      1.69     4.54         13
 2000                (4.02)   3,730     1.73     4.40      1.71     4.42      1.69     4.44         15
 1999                 4.40    3,226     1.77     4.22      1.71     4.29      1.71     4.29         10
 1998(d)              6.93      763     1.77*    4.41*     1.70*    4.48*     1.70*    4.48*        17
Class C (10/94)
 2001                 9.89    6,591     1.54     4.67      1.50     4.71      1.49     4.73         13
 2000                (3.87)   4,730     1.53     4.61      1.51     4.63      1.49     4.64         15
 1999                 4.62    3,696     1.57     4.41      1.50     4.47      1.50     4.48         10
 1998                 6.85    1,924     1.55     4.64      1.50     4.69      1.50     4.69         17
 1997                 3.90      913     1.74     4.50      1.73     4.51      1.73     4.51         10
Class R (12/86)
 2001                10.58   68,208      .79     5.43       .75     5.47       .74     5.48         13
 2000                (3.03)  66,055      .78     5.33       .76     5.35       .74     5.37         15
 1999                 5.36   75,750      .82     5.12       .75     5.19       .75     5.19         10
 1998                 7.60   72,934      .80     5.40       .75     5.45       .75     5.45         17
 1997                 4.99   72,912      .77     5.46       .75     5.48       .75     5.48         10
------------------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23

                 Selected data for a share outstanding throughout each period:

 Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
MASSACHUSETTS INSURED
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                  Ending             Ending
                       Net Invest-       ment         Invest-                     Net                Net
Year Ended           Asset    ment       Gain            ment  Capital          Asset     Total   Assets
February 28/29,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)    (000)
--------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 2001               $ 9.77    $.49       $.55  $1.04    $(.50)   $(.01) $(.51) $10.30     10.93% $14,669
 2000                10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)  11,984
 1999                10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09   11,208
 1998                10.38     .52        .19    .71     (.52)      --   (.52)  10.57      7.04    8,679
 1997                10.49     .53       (.12)   .41     (.52)      --   (.52)  10.38      4.02    7,459
CLASS B (3/97)
 2001                 9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06    2,308
 2000                10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)   1,550
 1999                10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32    1,650
 1998(d)             10.36     .44        .21    .65     (.44)      --   (.44)  10.57      6.45      666
CLASS C (9/94)
 2001                 9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29    1,667
 2000                10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)   1,355
 1999                10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51    1,675
 1998                10.35     .46        .19    .65     (.46)      --   (.46)  10.54      6.45    1,293
 1997                10.47     .45       (.13)   .32     (.44)      --   (.44)  10.35      3.17      957
CLASS R (12/86)
 2001                 9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11   53,878
 2000                10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)  51,039
 1999                10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26   57,281
 1998                10.38     .54        .19    .73     (.54)      --   (.54)  10.57      7.23   56,707
 1997                10.50     .54       (.12)   .42     (.54)      --   (.54)  10.38      4.16   57,076
--------------------------------------------------------------------------------------------------------
 Class (Inception Date)
                               Ratios/Supplemental Data
                 -------------------------------------------------------------------
                  Before Credit/         After          After Credit/
                  Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS INSURED-------------- ------------------ ------------------
                             Ratio              Ratio              Ratio
                            of Net             of Net             of Net
                           Invest-            Invest-            Invest-
                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                 Expenses   Income  Expenses   Income  Expenses   Income
                       to       to        to       to        to       to
                  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended            Net      Net       Net      Net       Net      Net   Turnover
February 28/29,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 2001                1.05%    4.92%     1.05%    4.92%     1.04%    4.93%         8%
 2000                1.01     4.99      1.01     4.99      1.00     5.00         10
 1999                1.01     4.77      1.01     4.77      1.01     4.77         11
 1998                1.03     4.98      1.03     4.98      1.03     4.98         23
 1997                1.04     5.02      1.04     5.02      1.04     5.02         10
CLASS B (3/97)
 2001                1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                1.76     4.23      1.76     4.23      1.75     4.24         10
 1999                1.75     4.03      1.75     4.03      1.75     4.03         11
 1998(d)             1.80*    4.20*     1.80*    4.20*     1.80*    4.20*        23
CLASS C (9/94)
 2001                1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                1.56     4.42      1.56     4.42      1.55     4.43         10
 1999                1.56     4.22      1.56     4.22      1.56     4.22         11
 1998                1.58     4.43      1.58     4.43      1.58     4.43         23
 1997                1.78     4.29      1.78     4.29      1.78     4.29         10
CLASS R (12/86)
 2001                 .85     5.12       .85     5.12       .84     5.13          8
 2000                 .81     5.17       .81     5.17       .80     5.19         10
 1999                 .81     4.97       .81     4.97       .81     4.97         11
 1998                 .83     5.18       .83     5.18       .83     5.18         23
 1997                 .80     5.26       .80     5.26       .80     5.26         10
--------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Massachu-setts and Massachusetts Insured Municipal Bond Funds (each a series of the Nuveen Multistate Trust II) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial high-lights for the periods indicated thereon. These financial statements and fi-nancial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of February 28, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Mas-sachusetts and Massachusetts Insured Municipal Bond Funds as of February 28, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with ac-counting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 2001

-------------------------------------------------------------------------------
25

                                     Notes




_____
26

                                     Notes



_____
27

                                     Notes




_____
28

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.



_____
29

Serving
Investors
For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr. Appears Here]
John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

N U V E E N
Investments

Nuveen Municipal
Bond Funds

ANNUAL REPORT FEBRUARY 28, 2001

Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]

I N V E S T   W E L L

L O O K   A H E A D

L E A V E   Y O U R   M A R K (SM)

Connecticut
New Jersey
New York
New York Insured

                              Morningstar Ratings


                   ****
Nuveen New Jersey Municipal Bond Fund /1/, /2/
    Overall rating among 1,694 municipal
         bond funds as of 2/28/01                         ****
                                     Nuveen New York Municipal Bond Fund /1/,/3/
                                        Overall rating among 1,694 municipal
                                              bond funds as of 2/28/01

         Table of Contents

    1    Dear Shareholder
         Nuveen Connecticut Municipal Bond Fund
    3    From the Portfolio Manager
    7    Fund Spotlight
         Nuveen New Jersey Municipal Bond Fund
    8    From the Portfolio Manager
   11    Fund Spotlight
         Nuveen New York Municipal Bond Fund and
         Nuveen New York Insured Municipal Bond Fund
   12    From the Portfolio Manager
   17    Fund Spotlights
   19    Portfolio of Investments
   45    Statement of Net Assets
   46    Statement of Operations
   47    Statement of Changes in Net Assets
   49    Notes to Financial Statements
   55    Financial Highlights
   59    Report of Independent Public Accountants
   61    Fund Information

--------------------------------------------------------------------------------

/1/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen New Jersey Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New Jersey Municipal Bond Fund received a Morningstar Rating of three stars and four stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

/3/ The Nuveen New York Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New York Municipal Bond Fund received a Morningstar Rating of four stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 16, 2001




Annual Report    page 2

Connecticut
Economy at a Glance

March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Strong economy in transition

 . Industries driving the economy continued to shift from defense manufacturing to financial services and technology.

 . Connecticut unemployment rate of 1.9% in February 2001 was significantly below the 4.2% national average.

 . The gaming industry continued to significantly contribute to the economy as illustrated by the scale of the state's largest employer, Foxwoods Resort Casino, with 11,500 personnel.

 . Economic growth slowed due to tight labor markets and the cooling national economy. Connecticut growth is expected to remain below the national average in the near term.

Issuance down in 2001

 . Issuance fell 7.7% during the fiscal year vs. a 1.6% decline nationally. Most of the decrease was experienced in the second half of the fiscal year, when new issues were off nearly 9.6% from the previous six months.

 . Falling interest rates did stimulate some debt refundings, leading to a 5.7% increase in total issuance for January and February 2001 compared with the same period in 2000. Nationally, overall issuance increased 57% during January and February 2001.

Ratings get a boost

 . Citing the state's "well established trend of financial performance and generally favorable economic conditions," Moody's upgraded its general obligation bond rating for Connecticut to Aa2 from Aa3.

 .  The state's AA rating was affirmed by Fitch and S&P.


From the Portfolio Manager

          C O N N E C T I C U T  M U N I C I P A L  B O N D  F U N D

--------------------------------------------------------------------------------

Q. What market environment did the fund experience in the last 12 months?

A. Overall market conditions were affected by developments in key areas:

   Interest rates. Long-term municipal interest rates were fairly volatile during 2000 responding in part to Federal Reserve Board actions as well as to supply/demand dynamics in the municipal market. Following three rate hikes in 1999, the Federal Reserve Board raised the short-term federal funds rate three times by July 2000.

   As the economy slowed later in the year, the fixed income markets began anticipating federal funds rate cuts, and interest rates began to fall. The Federal Reserve Board's first federal funds rate cut came in January 2001, followed by an additional cut in February. Most of the impact of the Federal Reserve actions occurred in the short-term municipal market, but long-term municipal rates did move some as well.

   Supply. We experienced a supply/demand imbalance in the Connecticut municipal market as investors sought to rebalance equity-heavy portfolios with bonds producing increasingly attractive yields. However, we were able to complete several trades by capitalizing on two of Nuveen's greatest strengths: our research capabilities and broad dealer network.

   Valuations. In general, municipal bonds in Connecticut have exhibited high quality. As a result, their valuations relative to municipal bonds issued in other states have been quite high, and their yields relatively low. This dynamic held during 2000 even in the face of three rate hikes by the Federal Reserve Board during the year. Connecticut bond prices remained high relative to the national average, which helped maintain the fund's NAV in an environment of rising interest rates.

Q. How did the fund perform during the fiscal year ended Feb. 28, 2001, and what factors influenced its returns?

A. As shown in the chart on the following page, the fund's one-year and five-year total returns were 11.14 percent and 5.28 percent, respectively. The fund lagged its peer group's average one-year total return by 14 basis points, due primarily to our efforts to take advantage of attractive long-term opportunities that became available when interest rates were rising in 1999 and 2000.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio managers only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Annual Report                                                             page 3

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.


   Rising interest rates caused municipal bond prices to fall, presenting an occasion to improve the fund's tax efficiency. By selling out of some high-cost positions, we generated tax losses, which can help offset capital gains we might realize in the future.

          Annualized Total Returns/1/
          Class A Shares at NAV                       One-Year         Five-Year
          Connecticut Municipal Bond Fund              11.14%            5.28%
          Lipper Connecticut Municipal Debt            11.28%            5.11%
          Funds Category Average/2/

          Tax-Free Yields
          Class A Shares at NAV
          SEC 30-Day Yield                              4.23%

          Taxable-Equivalent Yield/3/                   6.41%

   To help strengthen the fund's dividend-producing capability, we sold many lower-yielding securities and reinvested in bonds offering higher rates or better call protection.

Q. What strategies were underlying your management of the fund during the year?

A. We focused on two key areas:

   Leveraging our expertise. During the year, we participated in several complex transactions that we believe will make significant contributions to the fund's total return and income-producing potential. These opportunities offered attractive income but required extensive research, including in-depth conversations with issuers, investment bankers, attorneys, and rating agencies.

   Knowing when not to invest is often as important as knowing when to buy. With over 100 years of combined experience, our research team looks beyond the published rating agency reports and provides independent, proprietary analysis of investment opportunities. Having identified concerns not raised by a rating agency, we declined to participate in a particular healthcare issue that came to market during the year. Rated A"3" at the time of issuance, we believed the bonds did not offer a yield that compensated investors for the

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

    Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report                                                             page 4

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

risks that we saw in this hospital credit. Our foresight paid off for shareholders, as the bonds were later downgraded to Baa1, causing the price to deteriorate.

To seek additional value for our shareholders, we have also taken advantage of attractive offerings available from U.S. Territories, where issues are exempt from federal and state income tax in all states. However, our primary objective is to invest in the most attractive deals in Connecticut. We actively seek opportunities to sell our U.S. Territories holdings when our research reveals promising new opportunities within the state.

Diversification. We continually strive to diversify the fund across sectors as well as the geography of Connecticut. With the strength of our research department and established market presence, we are recognized as a major participant in the state's municipal market. Our stature allows us to consider a wide range of opportunities, including lesser-known issues in which we may have latitude to negotiate pricing or purchase an entire maturity.

Here's an overview of some notable purchases we made in the last year:

 .  Our research identified the potential offered in the $13 million BBB-rated
   City of Hartford parking system revenue bonds, a high-yielding new issue. This complex transaction, distributed primarily to institutional investors, required considerable due diligence, including in-depth reviews with the underwriter, bond counsel and feasibility consultant.

 . We added to our position in Horace Bushnell Memorial Hall bonds. We first purchased these bonds, which financed the construction of a performing arts facility in downtown Hartford, in 1999.

 . As a recognized leader in the analysis of tobacco settlement asset-backed bonds, we employed our experience to thoroughly review a planned issue of Puerto Rico's Aa3/A-rated Children's Trust Fund bonds. After determining the potential benefits this deal could offer, we invested in both the primary and secondary markets.

--------------------------------------------------------------------------------
/2/ For the Nuveen Connecticut Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 28 funds in the Lipper Connecticut Municipal Bond Debt Funds category for the one-year period ended February 28, 2001, and 22 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

Annual Report                                                            page 5

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Q. What is your outlook for the Connecticut municipal market?

A. We expect the Connecticut market overall to remain relatively stable. Demand could further increase if investors rebalance equity-heavy portfolios by adding more fixed income, including municipal bonds.

   So far in 2001, interest rates have fallen. Some of the decline in long-term municipal interest rates has been in response to actions taken by the Federal Reserve Board, which has cut the short-term federal funds rate three times so far in 2001 for a total of 150 basis points. But the decline also reflects a supply/demand imbalance in the municipal market; strong demand coupled with limited supply has caused municipal bond prices to rise, and municipal yields to fall.

   If rates continue to fall, new supply in the municipal market could increase as issuers come to market with advance and current refundings. Our earlier efforts to enhance call protection would serve the fund well by helping to limit our exposure to bonds that might be paid off early, a situation that would reduce interest received by the fund. By making a priority of reducing call risk, we have attempted to safeguard the fund's long-term dividend paying capability.

--------------------------------------------------------------------------------

       Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]

        Lehman Brothers    Nuveen Flagship CT
        Municipal Bond    Municipal Bond Fund    Nuveen Flagship CT Municipal
           Index                (NAV)                 Bond Fund (Offer)
2/91       10000                 10000                         9580
2/92       10999                 10990                        10529
2/93       12513                 12577                        12049
2/94       13205                 13218                        12663
2/95       13454                 13319                        12759
2/96       14941                 14657                        14042
2/97       15899                 15458                        14809
2/98       17353                 16811                        16105
2/99       18420                 17737                        16992
2/00       18034                 17055                        16339
2/01       20260                 18955                        18159

      Nuveen Connecticut Municipal Bond Fund (NAV) $18,955

      Nuveen Connecticut Municipal Bond Fund (Offer) $18,159

      Lehman Brothers Municipal Bond Index $20,260

-------------------------------------------------------------------------------
/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Annual Report                                                            page 6

Top Five Sectors/4/

--------------------------------------------------------------------------------

Tax Obligation (Limited)                              18%
Education and Civic Organizations                     15%
Tax Obligation (General)                              12%
Healthcare                                            11%
U.S. Guaranteed                                       11%


Portfolio Stats

--------------------------------------------------------------------------------

Total Net Assets
$244.7 million

Average Effective Maturity
18.02 years

Average Duration
6.20


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 2-28-01

                CONNECTICUT MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Quick Facts

                        A  Shares     B Shares      C Shares     R Shares
--------------------------------------------------------------------------------
NAV                     $   10.51     $   10.49     $   10.50    $   10.54
--------------------------------------------------------------------------------
CUSIP                   67065N886     67065N878     67065N860    67065N852
--------------------------------------------------------------------------------
Latest Dividend/1/      $  0.0445     $  0.0375     $  0.0395    $  0.0460
--------------------------------------------------------------------------------
Inception Date          7/87          2/97          10/93        2/97
--------------------------------------------------------------------------------

Annualized Total Returns/2/
               as of February 28, 2001           as of December 31, 2000

A Shares              NAV       Offer                    NAV      Offer
1-Year             11.14%       6.44%                 10.54%      5.87%
--------------------------------------------------------------------------------
5-Year              5.28%       4.38%                  4.99%      4.08%
--------------------------------------------------------------------------------
10-Year             6.60%       6.14%                  6.64%      6.19%
--------------------------------------------------------------------------------

B Shares         w/o CDSC      w/CDSC               w/o CDSC     w/CDSC
1-Year             10.31%       6.31%                  9.72%      5.72%
--------------------------------------------------------------------------------
5-Year              4.51%       4.34%                  4.20%      4.04%
--------------------------------------------------------------------------------
10-Year             6.08%       6.08%                  6.12%      6.12%
--------------------------------------------------------------------------------

C Shares                          NAV                               NAV
--------------------------------------------------------------------------------
1-Year                         10.50%                             9.91%
--------------------------------------------------------------------------------
5-Year                          4.72%                             4.41%
--------------------------------------------------------------------------------
10-Year                         6.01%                             6.03%
--------------------------------------------------------------------------------

R Shares                          NAV                               NAV
--------------------------------------------------------------------------------
1-Year                         11.30%                            10.71%
--------------------------------------------------------------------------------
5-Year                          5.50%                             5.18%
--------------------------------------------------------------------------------
10-Year                         6.72%                             6.74%
--------------------------------------------------------------------------------

Tax-Free Yields

                                         as of February 28, 2001

A Shares                                           NAV     Offer
SEC 30-Day Yield                                 4.23%     4.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                      6.41%     6.15%
--------------------------------------------------------------------------------

B Shares                                                     NAV
SEC 30-Day Yield                                           3.48%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield                                   5.27%
--------------------------------------------------------------------------------

C Shares                                                     NAV
SEC 30-Day Yield                                           3.68%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield                                   5.58%
--------------------------------------------------------------------------------

R Shares                                                     NAV
SEC 30-Day Yield                                           4.44%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield                                   6.73%
--------------------------------------------------------------------------------

Bond Credit Quality/4/

                           [PIE CHARTS APPEARS HERE]

AAA/U.S. Guaranteed                                          47%
--------------------------------------------------------------------------------
AA                                                           30%
--------------------------------------------------------------------------------
A                                                            10%
--------------------------------------------------------------------------------
BBB                                                          10%
--------------------------------------------------------------------------------
NR                                                            1%
--------------------------------------------------------------------------------
Other                                                         2%
--------------------------------------------------------------------------------
/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

Annual Report                                                             page 7

New Jersey Economy at a Glance
March 1, 2000 - February 28, 2001

--------------------------------------------------------------------------------

Economy healthy but slowing

 .  Difficulties in several industries were expected to affect the N.J. economy.
   AT&T, the state's largest employer, was planning to restructure, leading to thousands of job cuts at its Newark headquarters. Declining financial markets were also impacting the economy, and the slowing national economy was beginning to curb commercial construction.

 . New Jersey unemployment rate of 4.2% in February 2001 was in line with the national average and an improvement from the state's 4.7% rate the year before.

Municipal bond issuance declines

 . Issuance fell 11% during the fiscal year vs. a 1.6% decline nationally. Most of the decrease was felt in the second half of the fiscal year, when new issues were down 83% from the previous six months.

 . Though falling interest rates stimulated a surge in debt refundings around the nation, New Jersey issuance for January and February 2001 was down 62% compared with the same period in 2000. Nationally, overall issuance increased 57% during January and February 2001.

 .  Notable offerings include:

        A New Jersey Turnpike Authority issue for nearly $1.5 billion to finance its ongoing capital plan.

        A New Jersey Transportation Trust Fund issue for nearly $4.5 million for projects that include the purchase of 200 railcars.


From the Portfolio Manager

           NEW JERSEY MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Q. What market environment did the fund experience in the last 12 months?

A. Overall market conditions were affected by developments in key areas:

   Interest rates. The Federal Reserve Board raised short-term interest rates three times in 2000, following three earlier rate hikes in 1999. The rising interest rate environment provided an opportunity to sell lower-yielding securities and reinvest in issues offering both attractive yields and strong call protection.

   In the first two months of 2001, long-term municipal interest rates declined in response to Federal Reserve Board actions that cut the short-term federal funds rate twice by February 28 for a total of 100 basis points. Because the fund has continually sought strong call protection and attractive yields, it was able to provide strong returns when rates were rising as well as when rates began declining.

   Supply. New issue volume was flat through most of the year while demand remained steady, firming up the New Jersey municipal bond market, especially near the end of the fiscal year. However, we were able to complete several trades by capitalizing on two of Nuveen's greatest strengths: strong research capabilities and our broad dealer network. After detailed analysis, we purchased some higher-yielding issues that may improve overall dividend-producing capacity and total return prospects.

Q. How did the fund perform during the fiscal year ended Feb. 28, 2001, and what factors influenced its returns?

A. As shown in the chart on the following page, total return has exceeded our peer group average in both the one-year and five-year periods. We credit this outperformance to the fund's persistent focus on overall bond structure. We continually comb the market for issues that we believe offer more than just attractive yields. We emphasize strong call protection to reduce sensitivity to fluctuating interest rates. And our extensive resources allow us to analyze a complete range of credit opportunities, which can reveal unique opportunities other investors might miss.



-------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 28, 2001.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report                                                            page 8

 ...continued
Economy at a Glance
March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Ratings affirmed

Fitch and S&P affirmed their AA+ ratings for the state. Moody's affirmed its Aa1 rating. The rating firm noted that though economic conditions in New Jersey are weakening, "the state's central location, transportation infrastructure, highly skilled workforce, strong presence of high-tech industries and high per-capita income provide a solid economic base."

Contract debt litigation

The New Jersey Supreme Court ruled in the state's favor in January 2001 in a lawsuit challenging the constitutionality of lease debt. An appeal was filed in February. Moody's reports that the court has found similar litigation to be without merit and implies that this case is likely follow a similar course.

Annualized Total Returns/1/
Class A Shares at NAV                         One-Year        Five-Year

New Jersey Municipal Bond Fund                  12.59%           5.42%

Lipper New Jersey Municipal                     11.28%           5.11%
Debt Fund Category Average/2/

Tax-Free Yields
Class A Shares at NAV

SEC 30-Day Yield                                 3.97%

Taxable-Equivalent Yield/3/                      6.16%

Q. What strategies were underlying your management of the fund during the year?

A. We focused on two key areas:

   Building on the portfolio's strengths. High buyer demand at the retail level allowed us to easily sell off what had become less attractive holdings in the portfolio. For new purchases, we focused on bonds that offered potentially superior yields, call protection and price appreciation.

   Leveraging our expertise. With over 100 years of combined experience, our research team looks beyond the published rating agency reports and provides independent, proprietary analysis of investment opportunities. To seek additional value for our shareholders in the last year, we have also taken advantage of attractive offerings from U.S. Territories, where issues are exempt from federal and state income tax in all states.

   Here's an overview of some notable purchases we made in the last year:

   . We purchased MBIA-insured single-family mortgage bonds issued by the New Jersey Housing and Mortgage Finance Agency with an underlying rating of AA-. These securities offered a yield competitive with non-specialty state paper of similar structure and quality.

   . Our research targeted one of the state's highest-yielding offerings in the fourth quarter, the New Jersey Health Care Facilities Authority issue for Saint Peter's University Hospital. Though New Jersey is a difficult healthcare environment, we determined that St. Peter's offered a valuable opportunity due to its significant market share, highly regarded obstetrics practice and management that has negotiated more favorable contracts with payers. In addition, these bonds offered strong call protection.

--------------------------------------------------------------------------------

/2/ For the Nuveen New Jersey Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 61 funds in the Lipper New Jersey Municipal Debt Funds category for the one-year period ended February 28, 2001, and 48 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

Annual Report                                                             page 9

Your Fund's Investment Objective

--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Q. What is your outlook for the New Jersey municipal market?

A. We expect the New Jersey market overall to remain relatively stable. Demand could further increase if investors rebalance equity-heavy portfolios by adding more fixed income, including municipal bonds.

   Some decline in long-term municipal interest rates has resulted from the Fed's rate cuts in 2001 so far. But the decline has also reflected a supply-demand imbalance in the municipal market; strong demand coupled with limited supply has caused municipal bond prices to rise and municipal interest rates to fall.

   If rates continue to fall, new issue supply in the municipal market could increase as issuers come to market with advance and current refundings. Bonds with shorter call protection will be particularly susceptible to current refundings. Our earlier efforts to enhance call protection should serve the fund well in this environment by helping to sustain its long-term dividend paying capabilities, which otherwise could come under pressure in a declining interest rate environment.

   Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers     Nuveen Flagship New
      Municipal Bond      Jersey Municipal Bond     Nuveen Flagship New Jersey
          Index             Fund (NAV)              Municipal Bond Fund (Offer)

2/92      10000                10000                        9580
2/93      11376                11268                       10795
2/94      12005                12035                       11530
2/95      12232                12198                       11685
2/96      13583                13332                       12772
2/97      14454                13979                       13392
2/98      15776                15245                       14605
2/99      16746                16008                       15335
2/00      16395                15420                       14773
2/01      18419                17363                       16633

            _____  Nuveen New Jersey Municipal Bond Fund (NAV) $17,363

            _____  Nuveen New Jersey Municipal Bond Fund (Offer) $16,633

            _____  Lehman Brothers Municipal Bond Index $18,419

--------------------------------------------------------------------------------

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.

Annual Report                                                            page 10

Top Five Sectors/4/
--------------------------------------------------------------------------------

Tax Obligation (Limited)       21%
Transportation                 15%
Tax Obligation (General)       12%
U.S. Guaranteed                 9%
Long-Term Care                  9%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$122.9 million

Average Effective Maturity
17.67 years

Average Duration
7.06

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Fund Spotlight as of 2-28-01

     NEW JERSEY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                        A  Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
NAV                     $   10.45     $   10.44    $   10.41    $   10.45
--------------------------------------------------------------------------------
CUSIP                   67065N753     67065N746    67065N738    67065N720
--------------------------------------------------------------------------------
Latest Dividend/1/      $  0.0390     $  0.0325    $  0.0340    $  0.0405
--------------------------------------------------------------------------------
Inception Date               9/94          2/97         9/94        12/91
--------------------------------------------------------------------------------

Annualized Total Returns/2/
          as of February 28, 2001                      as of December 31, 2000

A Shares                   NAV         Offer                 NAV          Offer
1-Year                  12.59%         7.83%              12.01%          7.27%
--------------------------------------------------------------------------------
5-Year                   5.42%         4.53%               5.10%          4.19%
--------------------------------------------------------------------------------
Since Inception          6.32%         5.81%               6.29%          5.77%
--------------------------------------------------------------------------------

B Shares              w/o CDSC        w/CDSC            w/o CDSC         w/CDSC
--------------------------------------------------------------------------------
1-Year                  11.74%         7.74%              11.15%          7.15%
--------------------------------------------------------------------------------
5-Year                   4.62%         4.45%               4.30%          4.13%
--------------------------------------------------------------------------------
Since Inception          5.65%         5.65%               5.61%          5.61%
--------------------------------------------------------------------------------

C Shares                                 NAV                                NAV
--------------------------------------------------------------------------------
1-Year                                11.92%                             11.33%
--------------------------------------------------------------------------------
5-Year                                 4.80%                              4.46%
--------------------------------------------------------------------------------
Since Inception                        5.62%                              5.59%
--------------------------------------------------------------------------------

R Shares                                 NAV                                NAV
--------------------------------------------------------------------------------
1-Year                                12.79%                             12.21%
--------------------------------------------------------------------------------
5-Year                                 5.63%                              5.30%
--------------------------------------------------------------------------------
Since Inception                        6.56%                              6.53%
--------------------------------------------------------------------------------

Tax-Free Yields
          as of February 28, 2001

A   Shares                     NAV          Offer
SEC 30-Day Yield              3.97%         3.81%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/   6.16%         5.91%
--------------------------------------------------------------------------------

B   Shares                                    NAV
SEC 30-Day Yield                            3.23%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                 5.01%
--------------------------------------------------------------------------------

C   Shares                                    NAV
SEC 30-Day Yield                            3.43%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                 5.32%
--------------------------------------------------------------------------------

R   Shares                                    NAV
SEC 30-Day Yield                            4.18%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                 6.48%
--------------------------------------------------------------------------------

Bond Credit Quality/4/

                           [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed            67%
--------------------------------------------------------------------------------
AA                             13%
--------------------------------------------------------------------------------
A                               8%
--------------------------------------------------------------------------------
BBB                             6%
--------------------------------------------------------------------------------
NR                              4%
--------------------------------------------------------------------------------
Other                           2%
--------------------------------------------------------------------------------


________________________________________________________________________________

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

                                                         Annual Report   page 11

New York
Economy at a Glance
March 1, 2000 - February 28, 2001

--------------------------------------------------------------------------------

Growth rate slowing

 . The national economic slowdown led companies in a variety of industries and locations around the state to restructure. Some of the state's largest employers including Delphi Automotive, General Motors and Ford Motor Co. began implementing cyclical layoffs.

 . Growth in New York City, which represents nearly one-half of the state`s population and a significant portion of the economy, declined along with falling profits on Wall Street, where several financial services firms have laid-off workers. The real estate market here remained relatively strong.

 . Job creation in the high-tech sector has steadily continued despite a substantial slowdown in dot-com company growth.

Municipal bond issuance rises

 . The lower interest rate environment spurred debt refundings, which have contributed to the increased municipal supply.

 . Issuance in the state rose 156% year over year vs. 57% overall increase in municipal markets nationally.

 . Issuance in the second half of the year was 21% higher than in the first half.

From the Portfolio Manager

           NEW YORK MUNICIPAL BOND FUND
           NEW YORK INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience in the last 12 months?

A.   Overall market conditions were affected by developments in key areas:

     Interest rates. Long-term municipal interest rates were fairly volatile during 2000 responding in part to Federal Reserve Board actions as well as to supply/demand dynamics in the municipal market.

     Following three rate hikes in 1999, the Federal Reserve Board raised the short-term federal funds rate an additional three times by July 2000. As the economy slowed later in the year, the fixed income markets began anticipating federal funds rate cuts, and yields began to fall. The Fed's first federal funds rate cut came in January 2001, followed by an additional cut in February. These Fed actions primarily impacted the short-term municipal market, but long-term municipal yields did move some as well.

     A supply/demand imbalance in the New York municipal market during the year also influenced long-term yields. While overall new issue supply was relatively flat in 2000 compared with 1999, demand intensified as investors sought to rebalance equity-heavy portfolios with municipal bonds producing increasingly attractive yields.

     Supply. New issues gained only about 7 percent over the previous fiscal year, although supply jumped in the third quarter as tobacco-backed bonds and several issues in New York City came to the market. Despite the lackluster supply overall, we were able to purchase several attractive securities for the New York funds.

     With our strong dealer network, we had access to bonds not only in the new issue market, but also in the secondary market. Because of our research capabilities, we were able to dig a little deeper into the market to participate in what we felt were attractive, albeit lesser-known, deals that other investors may have missed. These efforts allowed us to select several higher-yielding bonds for the New York Municipal Bond Fund.

     Debt ratings. Two of the State's highest profile issuers - New York State and New York City - benefited from rating upgrades during the year. Citing improved financial performance, steady economic growth and improved financial management practices, Standard & Poor's upgraded New York State's general obligation ratings to AA in December 2000, following an

________________________________________________________________________________

The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Annual Report                                                            page 12
     upgrade to A+ in November 1999. In February 2001, Fitch followed with an upgrade to the State general obligation rating from A+ to AA, citing several of the same positives recognized by Standard & Poor's. The Moody's rating remained stable at A2.

     New York City was upgraded by Moody's from A3 to A2 and by S&P from A- to A in 2000. Both agencies cited the City's strong financial practices and healthy financial and economic profiles as primary justifications for the upgrade. In addition, both agencies feel that the City is better positioned than in the early '90s should it face a continuing economic downturn.

Q. How did the funds perform during the fiscal year ended Feb. 28, 2001, and what factors influenced their returns?

A.   First, let's look at total returns for the funds and their peer groups:

          Annualized Total Returns/1/
          Class A Shares at NAV                        One-Year    Five-Year
          New York Municipal Bond Fund                  10.97%      5.72%
          Lipper New York Municipal Debt                12.07%      5.01%

          Funds Category Average/2/

          Tax-Free Yields
          Class A Shares at NAV
          SEC 30-Day Yield                               4.44%

          Taxable-Equivalent Yield/3/                    6.88%


     The fund lagged its peer group's average one-year total return due primarily to our efforts to take advantage of attractive long-term opportunities that became available when interest rates were rising in 1999 and 2000.

     This strategy can help returns outperform in an environment of increasing interest rates. When rates began declining in early 2001, this approach enhanced each fund's capacity for producing dividends more than total returns.

________________________________________________________________________________
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

/2/ For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 108 funds in the Lipper New York Municipal Debt Funds category for the one-year period ended February 28, 2001, and 81 funds for the five-year period. For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper New York Insured Municipal Debt Funds category for the one-year period ended February 28, 2001,and 9 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

Annual Report                                                            page 13

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

As shown below, the Insured Fund's one-year total return was in line with its peer group average, and the five year total return outperformed. We attribute this competitive performance to our value approach in managing the fund. Our extensive research capabilities have allowed us to identify and purchase several undervalued issues, which have contributed significantly to fund returns.

   Annualized Total Returns/1/

   Class A Shares at NAV                       One-Year        Five-Year

   New York Insured Municipal Bond Fund          10.97%            4.93%
   Lipper New York Municipal Bond                10.98%            4.26%

   Peer Group Average/2/

   Tax-Free Yields
   Class A Shares at NAV
   SEC 30-Day Yield                               3.69%

   Taxable-Equivalent Yield/3/                    5.72%

Q. What strategies were underlying your management of the funds during the year?

A. We focused on two key areas:

   Unique opportunities. Our research identified what we felt were attractive prices and potentially higher yields in several issues that might be easily overlooked without our investigative resources.

   Diversification. In both funds, our dedicated research process not only identified compelling buy opportunities but also helped us to expand the diversification within each portfolio. These efforts also allowed us to begin investing or increase existing positions with many of the state's most notable municipal bond issuers.

   In the New York Municipal Bond Fund...

   We identified unique opportunities to invest with several issuers that borrow infrequently. This type of issuer usually must offer relatively high yields to compensate for lower ratings it is likely to receive due to limited debt history (rather than inordinate default risk).

   . As a recognized leader in the analysis of tobacco settlement asset-backed bonds, we employed our experience to purchase additional issues on behalf of Monroe County and Erie County, and an issue on behalf of a group of smaller upstate New York counties.

________________________________________________________________________________
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

/2/ For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 108 funds in the Lipper New York Municipal Debt Funds category for the one-year period ended February 28, 2001, and 81 funds for the five-year period. For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper New York Insured Municipal Debt Funds category for the one-year period ended February 28, 2001,and 9 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

Annual Report                                                            page 14

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. (An insured Fund primarily buys insured municipal bonds.) The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above- average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

   . Building on our experience with the higher education sector, we closely examined the Baa3/BBB-minus rated bonds issued by the New York Industrial Development Authority (NYC IDA) on behalf of Polytechnic University. After a site visit and face-to-face discussions with the university's top managers, we concluded that Polytechnic's careful planning and unique market niche would make the issue a valuable addition to the fund.

   . We also purchased non-rated New York City Industrial Development Authority bonds to finance the renovation of homes to accommodate mentally handicapped residents. Because it was non-rated, this purchase required a high degree of due diligence from our research team.

   In the New York Insured Municipal Bond Fund...

   Our ongoing research and strong relationships with national dealers helped us identify unique developments within several issuers themselves. These findings led us to increase positions already in the portfolio, as well as add some potentially valuable new ones.

   . Our research team recognized catalysts associated with two of the state's largest municipal issuers, the Long Island Power Authority and Metropolitan Transportation Authority, which were already represented in the portfolio. We believed that these borrowers might restructure or repurchase significant portions of their outstanding debt, which would have the potential to generate a significant return for the fund. Few other market participants invested, and this low demand allowed us to add to our positions at attractive prices.

   . After entering negotiations with a national dealer to structure Port
     Authority of New York and New Jersey consolidated revenue bonds insured by MBIA in a more favorable manner for the fund, we purchased an entire maturity within the issue.

   . Prior research, familiarity with the issuers, and strong relations with national dealers allowed us to react quickly when given the opportunity to increase our positions in City University of New York and New York State Correctional Facilities Corporation.

Q. What is your outlook for the New York municipal market?

A. We anticipate an active year. Equity investors may continue to pull money from the stock market, redirecting funds to municipal bonds to seek potentially better near-term performance and relatively stable earnings.

Annual Report                                                            page 15

Your Investment Management Team
________________________________________________________________________________

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

     We may also see a rise in new issue supply if falling interest rates trigger a spate of refundings. In the near term, this possibility could provide compelling buy opportunities for those able to identify issues that are good candidates for advanced refunding. Economic slowing may also prompt more debt issuance if municipalities begin having greater difficulty funding capital improvements from current revenues.

     Given the possible dynamics of the market in the near term, we believe that maintaining a diversified portfolio of quality municipal bonds with solid underlying fundamentals is a prudent strategy.

New York Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]


          Lehman
         Brothers              Nuveen Flagship NY       Nuveen Flagship NY
      Municipal Bond          Municipal Bond Fund       Municipal Bond Fund
          Index                       (NAV)                   (Offer)

2/91           10000                        10000                      9580
2/92           10999                        11172                     10703
2/93           12513                        12793                     12256
2/94           13205                        13668                     13094
2/95           13454                        13695                     13120
2/96           14941                        15136                     14500
2/97           15899                        15904                     15236
2/98           17353                        17470                     16736
2/99           18420                        18464                     17688
2/00           18034                        18013                     17257
2/01           20260                        19989                     19150


                       Nuveen New York Municipal Bond Fund (NAV) $19,989

                       Nuveen New York Municipal Bond Fund (Offer) $19,150

                       Lehman Brothers Municipal Bond Index $20,260


New York Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]

          Lehman
         Brothers            Nuveen Flagship NY      Nuveen Flagship NY Insured
      Municipal Bond    Insured Municipal Bond Fund       Municipal Bond Fund
          Index                     (NAV)                     (Offer)

2/91           10000                          10000                        9580
2/92           10999                          11138                       10670
2/93           12513                          12773                       12237
2/94           13205                          13453                       12888
2/95           13454                          13596                       13025
2/96           14941                          14980                       14351
2/97           15899                          15582                       14928
2/98           17353                          16791                       16086
2/99           18420                          17616                       16876
2/00           18034                          17175                       16453
2/01           20260                          19058                       18258

                    Nuveen New York Insured Municipal Bond Fund (NAV) $19,058

                    Nuveen New York Insured Municipal Bond Fund (Offer) $18,258

                    Lehman Brothers Municipal Bond Index $20,260

________________________________________________________________________________

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.

Annual Report                                                           page 16

Top Five Sectors/4/
---------------------------------

Tax Obligation (Limited)      25%
Education and Civic
    Organizations             13%
U.S. Guaranteed               12%
Healthcare                    10%
Utilities                      9%



Portfolio Stats
---------------------------------

Total Net Assets
$290.8 million

Average Effective Maturity
18.81 years

Average Duration
5.76





--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 2-28-01

                         NEW YORK MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Quick Facts

                        A Shares        B Shares       C Shares        R Shares
--------------------------------------------------------------------------------
NAV                     $10.66          $10.68         $10.70          $10.69
--------------------------------------------------------------------------------
CUSIP                   67065N670       67065N662      67065N654       67065N647
--------------------------------------------------------------------------------
Latest Dividend/1/      $0.0490         $0.0425        $0.0445         $0.0510
--------------------------------------------------------------------------------
Inception Date          9/94            2/97           9/94            12/86
--------------------------------------------------------------------------------

Annualized Total Returns/2/

              as of February 28, 2001                as of December 31, 2000

A Shares             NAV        Offer                     NAV          Offer

1-Year            10.97%        6.27%                  11.27%          6.65%
--------------------------------------------------------------------------------
5-Year             5.72%        4.81%                   5.47%          4.57%
--------------------------------------------------------------------------------
10-Year            7.17%        6.72%                   7.30%          6.84%
--------------------------------------------------------------------------------

B Shares        w/o CDSC       w/CDSC                w/o CDSC         w/CDSC

1-Year            10.24%        6.24%                  10.42%          6.42%
--------------------------------------------------------------------------------
5-Year             4.95%        4.79%                   4.69%          4.52%
--------------------------------------------------------------------------------
10-Year            6.60%        6.60%                   6.73%          6.73%
--------------------------------------------------------------------------------

C Shares                          NAV                                    NAV
--------------------------------------------------------------------------------
1-Year                         10.47%                                 10.55%
--------------------------------------------------------------------------------
5-Year                          5.12%                                  4.84%
--------------------------------------------------------------------------------
10-Year                         6.52%                                  6.64%
--------------------------------------------------------------------------------

R Shares                          NAV                                    NAV
--------------------------------------------------------------------------------
1-Year                         11.19%                                 11.49%
--------------------------------------------------------------------------------
5-Year                          5.94%                                  5.69%
--------------------------------------------------------------------------------
10-Year                         7.45%                                  7.58%
--------------------------------------------------------------------------------


Tax-Free Yields

                              as of February 28, 2001

A Shares                             NAV        Offer

SEC 30-Day Yield                   4.44%        4.25%
-----------------------------------------------------
Taxable-Equivalent Yield/3/        6.88%        6.59%
-----------------------------------------------------

B Shares                                          NAV

SEC 30-Day Yield                                3.68%
-----------------------------------------------------
Taxable-Equivalent Yield/3/                     5.71%
-----------------------------------------------------

C Shares                                          NAV

SEC 30-Day Yield                                3.88%
-----------------------------------------------------
Taxable-Equivalent Yield/3/                     6.02%
-----------------------------------------------------

R Shares                                          NAV

SEC 30-Day Yield                                4.64%
-----------------------------------------------------
Taxable-Equivalent Yield/3/                     7.19%
-----------------------------------------------------

Bond Credit Quality/4/

[PIE CHARTS APPEAR HERE]

AAA/U.S. Guaranteed            40%
----------------------------------
AA                             27%
----------------------------------
A                              18%
----------------------------------
BBB                            11%
----------------------------------
NR                              4%
----------------------------------

________________________________________________________________________________

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

Annual Report                                                            page 17

Top Five Sectors/4/
---------------------------------

U.S. Guaranteed               19%
Education and Civic
   Organizations              13%
Healthcare                    13%
Tax Obligation (Limited)      12%
Transportation                11%


Portfolio Stats
---------------------------------

Total Net Assets
$338.7 million

Average Effective Maturity
17.69 years

Average Duration
5.79


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 2-28-01

                     NEW YORK INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                        A Shares         B Shares       C Shares      R Shares
-------------------------------------------------------------------------------
NAV                     $   10.50        $   10.51      $   10.49     $   10.50
-------------------------------------------------------------------------------
CUSIP                   67065N639        67065N621      67065N613     67065N597
-------------------------------------------------------------------------------
Latest Dividend/1/      $  0.0430        $  0.0365      $  0.0380     $  0.0445
-------------------------------------------------------------------------------
Inception Date               9/94             2/97           9/94         12/86
-------------------------------------------------------------------------------

Annualized Total Returns/2/
             as of February 28, 2001                 as of December 31, 2000

A Shares             NAV        Offer                     NAV          Offer

1-Year            10.97%        6.27%                  11.02%          6.31%
-------------------------------------------------------------------------------
5-Year             4.93%        4.03%                   4.72%          3.82%
-------------------------------------------------------------------------------
10-Year            6.66%        6.20%                   6.79%          6.34%
-------------------------------------------------------------------------------

B Shares        w/o CDSC       w/CDSC                w/o CDSC         w/CDSC

1-Year            10.12%        6.12%                  10.16%          6.16%
-------------------------------------------------------------------------------
5-Year             4.14%        3.97%                   3.93%          3.76%
-------------------------------------------------------------------------------
10-Year            6.06%        6.06%                   6.19%          6.19%
-------------------------------------------------------------------------------

C Shares                          NAV                                    NAV
-------------------------------------------------------------------------------
1-Year                         10.33%                                 10.48%
-------------------------------------------------------------------------------
5-Year                          4.28%                                  4.08%
-------------------------------------------------------------------------------
10-Year                         5.96%                                  6.09%
-------------------------------------------------------------------------------

R Shares                          NAV                                    NAV
-------------------------------------------------------------------------------
1-Year                         11.16%                                 11.20%
-------------------------------------------------------------------------------
5-Year                          5.12%                                  4.93%
-------------------------------------------------------------------------------
10-Year                         6.90%                                  7.04%
-------------------------------------------------------------------------------

Tax-Free Yields
                           as of February 28, 2001

A Shares                       NAV          Offer

SEC 30-Day Yield             3.69%          3.53%
-------------------------------------------------
Taxable-Equivalent Yield/3/  5.72%          5.47%
-------------------------------------------------

B Shares                                      NAV

SEC 30-Day Yield                            2.94%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 4.56%
-------------------------------------------------

C Shares                                      NAV

SEC 30-Day Yield                            3.14%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 4.87%
-------------------------------------------------

R Shares                                      NAV

SEC 30-Day Yield                            3.89%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 6.03%
-------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

Insured and
U.S. Guaranteed        14%
--------------------------
U.S. Guaranteed         5%
--------------------------
Insured                81%
--------------------------

--------------------------------------------------------------------------------
/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 0.4%

     $  1,000 Town of Sprague,              10/07 at 102      BBB+ $    946,110
               Environmental
               Improvement Revenue
               Bonds, 1997 Series A
               (International Paper
               Company Project),
               5.700%, 10/01/21
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Consumer Staples - 2.0%

              The Children's Trust
               Fund of Puerto Rico,
               Tobacco Settlement
               Asset-Backed Bonds,
               Series 2000:
        3,000  5.750%, 7/01/20               7/10 at 100       Aa3    3,115,020
        1,750  6.000%, 7/01/26               7/10 at 100       Aa3    1,811,163

-------------------------------------------------------------------------------
              Education and Civic
               Organizations - 14.2%

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Greenwich
              Academy Issue, Series A:
        1,000  5.700%, 3/01/16               3/06 at 101       AAA    1,050,580
        2,000  5.750%, 3/01/26               3/06 at 101       AAA    2,076,400

        1,000 State of Connecticut           5/02 at 102       AAA    1,034,480
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Yale
               University Issue,
               5.929%, 6/10/30

              Connecticut Higher
              Education Supplemental
              Loan Authority, Revenue
              Bonds (Family Education
              Loan Program), 1991
              Series A:

          335  7.000%, 11/15/05             11/01 at 102         A      346,484
               (Alternative Minimum
               Tax)
        3,160  7.200%, 11/15/10             11/01 at 102         A    3,264,849
               (Alternative Minimum
               Tax)

              Connecticut Higher
              Education Supplemental
              Loan Authority, Revenue
              Bonds (Family Education
              Loan Program), 1996
              Series A:
        1,420  6.300%, 11/15/10             11/04 at 102        A1    1,494,777
               (Alternative Minimum
               Tax)
        1,075  6.350%, 11/15/11             11/04 at 102        A1    1,136,619
               (Alternative Minimum
               Tax)

        4,400 State of Connecticut           7/08 at 101        AA    4,105,112
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Sacred
               Heart University Issue,
               Series E, 5.000%,
               7/01/28

        2,875 State of Connecticut           7/03 at 102      BBB-    2,773,714
               Health and Educational
               Facilities Authority,
               Revenue Bonds,
               Quinnipiac College
               Issue, Series D,
               6.000%, 7/01/23

        2,000 State of Connecticut       7/04 at 101 1/2       AAA    2,092,740
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Loomis
               Chaffee School Issue,
               Series B, 6.000%,
               7/01/25

        1,500 State of Connecticut           7/05 at 101       AAA    1,521,180
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Kent
               School Issue, Series B,
               5.400%, 7/01/23

          500 State of Connecticut           7/06 at 102       AAA      527,355
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Trinity
               College Issue, Series
               E, 5.875%, 7/01/26

        1,490 State of Connecticut           7/08 at 101        AA    1,443,706
               Health and Educational
               Facilities Authority,
               Revenue Bonds,
               Canterbury School
               Issue, Series A,
               5.000%, 7/01/18

        1,000 State of Connecticut           7/07 at 102       AAA    1,015,550
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Suffield
               Academy Issue, Series
               A, 5.400%, 7/01/27

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Fairfield
              University Issue, Series
              I:
          925  5.250%, 7/01/25               7/09 at 101       AAA      932,650
        2,755  5.500%, 7/01/29               7/09 at 101       AAA    2,834,702

        2,000 State of Connecticut           7/09 at 101       Aaa    2,079,360
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Horace
               Bushnell Memorial Hall
               Issue, Series A,
               5.625%, 7/01/29

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds,
              Connecticut State
              University System Issue,
              Series 1999C:
        1,155  5.500%, 11/01/17             11/09 at 101       AAA    1,218,964
        1,155  5.500%, 11/01/18             11/09 at 101       AAA    1,213,928
        1,155  5.500%, 11/01/19             11/09 at 101       AAA    1,209,747

          750 State of Connecticut           7/10 at 101       AAA      800,588
               Health and Educational
               Facilities Authority,
               Revenue Bonds,
               Connecticut College
               Issue, Series D,
               5.750%, 7/01/30

          500 The University of             11/10 at 101       AAA      531,840
               Connecticut, Special
               Obligation Student Fee
               Revenue Bonds, 2000
               Series A,
               5.750%, 11/15/29

--------------------------------------------------------------------------------
19

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations (continued)

     $    135 The University of              3/10 at 101       AAA $    143,027
               Connecticut General
               Obligation Bonds, 2000
               Series A, 5.550%, 3/01/18

-------------------------------------------------------------------------------
              Healthcare - 10.6%

        2,600 State of Connecticut           7/01 at 101       AAA    2,658,864
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Bristol
               Hospital Issue, Series A,
               7.000%, 7/01/20

          900 State of Connecticut           7/01 at 102       AAA      927,063
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Hospital
               of Raphael Issue, Series
               D, 6.625%, 7/01/14

        2,000 State of Connecticut           7/02 at 102       AAA    2,114,240
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Bridgeport
               Hospital Issue, Series A,
               6.625%, 7/01/18

          800 State of Connecticut           7/04 at 102       AAA      832,664
               Health and Educational
               Facilities Authority,
               Revenue Bonds, New
               Britain General Hospital
               Issue, Series B, 6.000%,
               7/01/24

        1,405 State of Connecticut           7/09 at 101       Aaa    1,387,747
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Stamford
               Hospital Issue, Series G,
               5.000%, 7/01/18

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Hospital
              for Special Care Issue,
              Series B:
        1,000  5.375%, 7/01/17               7/07 at 102       BBB      848,350
        3,500  5.500%, 7/01/27               7/07 at 102       BBB    2,875,705

        1,500 State of Connecticut           7/06 at 102       AAA    1,559,325
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Greenwich
               Hospital Issue, Series A,
               5.800%, 7/01/26

        2,000 State of Connecticut           7/07 at 102       AAA    2,078,060
               Health and Educational
               Facilities Authority,
               Revenue Bonds, The
               William W. Backus
               Hospital Issue, Series D,
               5.750%, 7/01/27

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Danbury
              Hospital Issue, Series G:
          500  5.700%, 7/01/22               7/09 at 101       AAA      525,335
        1,000  5.625%, 7/01/25               7/09 at 101       AAA    1,041,310

           35 State of Connecticut           1/03 at 100       AAA       35,792
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Capital
               Asset Issue, Series C,
               7.000%, 1/01/20

        1,500 State of Connecticut          11/09 at 101       AAA    1,569,360
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Catholic
               Health East Issue, Series
               1999F, 5.750%, 11/15/29

        2,725 State of Connecticut           7/09 at 101        AA    2,794,161
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Waterbury
               Hospital Issue, Series C,
               5.750%, 7/01/20

        2,000 State of Connecticut           7/10 at 101        AA    2,094,780
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Eastern
               Connecticut Health
               Network Issue, Series A,
               6.000%, 7/01/25

        2,250 Connecticut Development        7/05 at 102       AAA    2,529,810
               Authority, Solid Waste
               Disposal Facilities
               Revenue Bonds (Pfizer,
               Inc. Project), 1994
               Series, 7.000%, 7/01/25
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Housing/Multifamily - 2.3%

        2,000 Housing Authority of the      12/09 at 102       N/R    2,035,540
               City of Bridgeport,
               Multifamily Housing
               Revenue Bonds (Stratfield
               Apartments Project),
               Series 1999, 7.250%,
               12/01/24

        2,000 Connecticut Housing           12/09 at 100        AA    2,061,140
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1999
               Series D2, 6.200%,
               11/15/41 (Alternative
               Minimum Tax)

        1,500 New Britain Senior             1/02 at 102       AAA    1,544,880
               Citizens Housing
               Development Corporation,
               Mortgage Revenue
               Refunding Bonds
               (FHA-Insured Mortgage
               Loan -- Nathan Hale
               Apartments Section 8
               Assisted Project), Series
               1992A, 6.875%, 7/01/24

-------------------------------------------------------------------------------
              Housing/Single Family -
               9.6%

          155 Connecticut Housing           11/02 at 102        AA      159,833
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1992
               Series C2, 6.700%,
               11/15/22 (Alternative
               Minimum Tax)

        1,250 Connecticut Housing            5/03 at 102        AA    1,304,275
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1993
               Series A, 6.200%, 5/15/14

--------------------------------------------------------------------------------
20

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Housing/Single Family
              (continued)

     $  2,750 Connecticut Housing            5/04 at 102        AA $  2,863,025
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1994
               Series A, 6.100%, 5/15/17

        1,500 Connecticut Housing            5/05 at 102        AA    1,534,020
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1995
               Series A, Subseries A-1,
               6.100%, 5/15/17

        6,400 Connecticut Housing           11/07 at 102        AA    6,584,064
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1997
               Series B, Subseries B-2,
               5.850%, 11/15/28
               (Alternative Minimum Tax)

        1,000 Connecticut Housing           11/05 at 102        AA    1,051,690
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1995
               Series F, Subseries F-1,
               6.000%, 5/15/17

        1,500 Connecticut Housing            5/06 at 102        AA    1,547,535
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1996
               Series B, Subseries B-1,
               6.050%, 5/15/18

        4,495 Connecticut Housing           11/06 at 102        AA    4,619,377
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1996
               Subseries E-2, 6.150%,
               11/15/27 (Alternative
               Minimum Tax)

        1,490 Connecticut Housing           11/06 at 102        AA    1,543,744
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1997
               Series F, Subseries F-2,
               6.000%, 11/15/27
               (Alternative Minimum Tax)

          750 Connecticut Housing            5/10 at 100        AA      786,105
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 2000
               Series A1, 6.000%,
               11/15/28

        1,585 Connecticut Housing            5/10 at 100        AA    1,584,873
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 2001
               Series A-1, 5.250%,
               11/15/28 (WI, settling
               03/07/01)

-------------------------------------------------------------------------------
              Long-Term Care - 7.3%

          500 Connecticut Housing            6/10 at 102       AAA      521,810
               Finance Authority, Group
               Home Mortgage Finance
               Program, Special
               Obligation Bonds, Series
               GH-5, 5.850%, 6/15/30

        1,000 State of Connecticut           8/08 at 102       AAA      990,020
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Hebrew
               Home and Hospital Issue,
               Series B (FHA-Insured
               Mortgage), 5.200%,
               8/01/38

        2,000 State of Connecticut          11/04 at 102       AAA    2,269,280
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994
               (AHF/Hartford, Inc.
               Project), 7.125%,
               11/01/24

              Connecticut Development
              Authority, First Mortgage
              Gross Revenue Health Care
              Project Refunding Bonds,
              1997 Series (Church Homes,
              Inc. Congregational Avery
              Heights Project):
        1,700  5.700%, 4/01/12               4/07 at 102       BBB    1,539,877
        2,610  5.800%, 4/01/21               4/07 at 102       BBB    2,234,656

        1,875 Connecticut Development       12/06 at 103      BBB+    1,603,425
               Authority, First Mortgage
               Gross Revenue Health Care
               Project Refunding Bonds,
               Series 1998A (The Elim
               Park Baptist Home, Inc.
               Project), 5.375%,
               12/01/18

              Connecticut Development
              Authority, First Mortgage
              Gross Revenue Health Care
              Project Refunding Bonds,
              1999 Series (Connecticut
              Baptist Homes, Inc.
              Project):
        1,000  5.500%, 9/01/15               9/09 at 102        AA    1,028,530
          500  5.625%, 9/01/22               9/09 at 102        AA      505,135

        1,000 Connecticut Development       12/09 at 102       N/R      977,360
               Authority, First Mortgage
               Gross Revenue Health Care
               Project Refunding Bonds,
               1999 Series A (The Mary
               Wade Home, Inc. Project),
               6.375%, 12/01/18

              Connecticut Development
              Authority, Revenue
              Refunding Bonds, Series
              1999A (Duncaster, Inc.
              Project):
        2,200  5.250%, 8/01/19               2/10 at 102        AA    2,183,236
        3,910  5.375%, 8/01/24               2/10 at 102        AA    3,889,199

-------------------------------------------------------------------------------
              Tax Obligation/General -
                11.8%

        2,800 City of Bridgeport,            3/07 at 101       AAA    2,830,072
               General Obligation Bonds,
               1997 Series A, 5.250%,
               3/01/17

        1,000 City of Bridgeport,            7/10 at 101       AAA    1,086,250
               General Obligation Bonds,
               2000 Series A, 6.000%,
               7/15/19

          325 Town of Canterbury,           No Opt. Call        A3      386,422
               General Obligation Bonds,
               7.200%, 5/01/09

              Town of Cheshire, General
               Obligation Bonds, Issue
               of 1999:
          660  5.625%, 10/15/18             10/09 at 101       Aa3      697,891
          660  5.625%, 10/15/19             10/09 at 101       Aa3      695,033

        2,800 State of Connecticut,         No Opt. Call        AA    1,733,564
               General Obligation
               Capital Appreciation
               Bonds (College Savings
               Plan), 1991 Series B,
               0.000%, 12/15/11


--------------------------------------------------------------------------------
21

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

     $  1,000 State of Connecticut,         No Opt. Call        AA $    704,510
               General Obligation
               Capital Appreciation
               Bonds (College Savings
               Plan), 1990 Series A,
               0.000%, 5/15/09

          500 State of Connecticut,         11/09 at 101        AA      525,510
               General Obligation Bonds,
               1999 Series B, 5.500%,
               11/01/18

        3,000 State of Connecticut,         No Opt. Call        AA    1,899,090
               General Obligation
               Capital Appreciation
               Bonds (College Savings
               Plan), 1993 Series A,
               0.000%, 6/15/11

              Town of Glastonbury,
               General Obligation Bonds,
               Issue of 1988:
          200  7.200%, 8/15/06              No Opt. Call       Aa1      233,488
          200  7.200%, 8/15/07              No Opt. Call       Aa1      237,648
          200  7.200%, 8/15/08              No Opt. Call       Aa1      241,674

              Town of Griswold, General
               Obligation Bonds, Issue
               of 1989:
          200  7.500%, 4/01/02              No Opt. Call       AAA      209,046
          200  7.500%, 4/01/03              No Opt. Call       AAA      215,970
          200  7.500%, 4/01/04              No Opt. Call       AAA      222,712
          150  7.500%, 4/01/05              No Opt. Call       AAA      171,513

          340 City of Middletown,           No Opt. Call        AA      388,368
               General Obligation Bonds,
               6.900%, 4/15/06

          665 City of New Haven, General    11/09 at 101       AAA      731,148
               Obligation Bonds, Series
               2000C, 6.000%, 11/01/19

              City of New London,
               General Obligation Bonds,
               Water Department Revenue
               Bonds, Series 20:
          120  7.300%, 12/01/05             No Opt. Call        A+      137,755
          100  7.300%, 12/01/07             No Opt. Call        A+      118,967

          975 Northern Mariana Islands       6/10 at 100         A    1,001,715
               Commonwealth, General
               Obligation Bonds, Series
               2000A, 6.000%, 6/01/20

              Town of Old Saybrook,
               General Obligation Bonds:
          160  7.400%, 5/01/08              No Opt. Call        A2      191,827
          160  7.400%, 5/01/09              No Opt. Call        A2      193,342
          275  6.500%, 2/15/10              No Opt. Call       AAA      321,277
          270  6.500%, 2/15/11              No Opt. Call       AAA      316,526

              Town of Plainfield,
               General Obligation Bonds:
          100  7.000%, 9/01/01              No Opt. Call        A3      101,521
          100  7.100%, 9/01/02               9/01 at 102        A3      103,449
          310  7.100%, 9/01/03               9/01 at 102        A3      321,358
          100  7.200%, 9/01/04               9/01 at 102        A3      103,714
          335  7.250%, 9/01/06               9/01 at 102        A3      347,526
          335  7.300%, 9/01/08               9/01 at 102        A3      347,609
          155  7.300%, 9/01/10               9/01 at 102        A3      160,834

              Commonwealth of Puerto
               Rico, General Obligation
               Bonds, Public Improvement
               Bonds of 1999:
        2,690  5.000%, 7/01/28               7/08 at 101       AAA    2,654,277
        3,000  5.000%, 7/01/28               7/08 at 101         A    2,897,490

              Regional School District
              No. 16, Towns of Beacon
              Falls and Prospect,
              General Obligation Bonds,
              Issue of 2000:
          650  5.500%, 3/15/18               3/10 at 101       Aaa      689,377
          650  5.625%, 3/15/19               3/10 at 101       Aaa      695,812
          650  5.700%, 3/15/20               3/10 at 101       Aaa      699,134

              City of Torrington,
               General Obligation Bonds:
          700  6.400%, 5/15/11               5/02 at 102       AAA      735,455
          680  6.400%, 5/15/12               5/02 at 102       AAA      714,666

              City of Waterbury, General
               Obligation Tax Revenue
               Intercept Bonds, 2000
               Issue:
          910  6.000%, 2/01/18               2/09 at 101        AA      957,102
        1,025  6.000%, 2/01/20               2/09 at 101        AA    1,069,157

              Town of Winchester,
               General Obligation Bonds:
          140  6.750%, 4/15/06              No Opt. Call        A1      158,070
          140  6.750%, 4/15/07              No Opt. Call        A1      160,454
          140  6.750%, 4/15/08              No Opt. Call        A1      162,681
          140  6.750%, 4/15/09              No Opt. Call        A1      164,419
          140  6.750%, 4/15/10              No Opt. Call        A1      166,191


--------------------------------------------------------------------------------
22

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               17.1%

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Nursing
              Home Program Issue, Series
              1994 (St. Camillus Health
              Center Project):
     $  2,000  6.250%, 11/01/18             11/04 at 102       AA- $  2,087,420
        3,695  6.250%, 11/01/18             11/04 at 102       AAA    3,930,815

          910 State of Connecticut           7/08 at 102       AAA      872,399
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Child Care
               Facilities Program Issue,
               Series A, 5.000%, 7/01/28

        1,000 State of Connecticut          11/04 at 102       AAA    1,058,950
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994 (Sharon
               Health Care Project),
               6.250%, 11/01/21

        5,000 State of Connecticut          11/04 at 102       AAA    5,308,650
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994 (Saint
               Josephs Manor Project),
               6.250%, 11/01/16

        3,000 State of Connecticut          11/04 at 102       AAA    3,176,850
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994 (The Jewish
               Home for the Elderly of
               Fairfield County
               Project), 6.250%,
               11/01/20

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Nursing
              Home Program Issue, Series
              1994 (Highland View Manor,
              Inc. Project):
        1,500  7.200%, 11/01/10             11/04 at 102       AAA    1,660,305
               (Alternative Minimum Tax)
        4,200  7.500%, 11/01/16             11/04 at 102       AAA    4,755,366
               (Alternative Minimum Tax)

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Nursing
              Home Program Issue, Series
              1994 (Wadsworth Glen
              Health Care Center
              Project):
        1,100  7.200%, 11/01/10             11/04 at 102       AAA    1,217,557
               (Alternative Minimum Tax)
        1,000  7.500%, 11/01/16             11/04 at 102       AAA    1,132,230
               (Alternative Minimum Tax)

        4,115 State of Connecticut          11/06 at 102       AA-    4,394,162
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1996 (Abbott
               Terrace Health Center
               Project), 5.750%,
               11/01/13

        4,365 State of Connecticut          11/06 at 102        AA    4,579,845
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1996 (3030 Park
               Fairfield Health Center
               Project), 6.250%,
               11/01/21

        1,150 State of Connecticut          No Opt. Call       AA-    1,316,992
               Special Tax Obligation
               Bonds, Transportation
               Infrastructure Purposes,
               1992 Series B, 6.125%,
               9/01/12

        1,000 Puerto Rico Highway and        7/08 at 101       AAA      986,720
               Transportation Authority,
               Transportation Revenue
               Bonds, Series A, 5.000%,
               7/01/28 (DD, settling
               03/01/01)

              Puerto Rico Highway and
               Transportation Authority,
               Transportation Revenue
               Bonds, Series B:
        1,500  5.750%, 7/01/16               7/10 at 101       AAA    1,652,115
        1,000  5.750%, 7/01/19               7/10 at 101       AAA    1,086,250

        2,000 Virgin Islands Public         10/10 at 101      BBB-    2,144,700
               Finance Authority,
               Revenue Bonds (Virgin
               Islands Gross Receipts
               Taxes Loan Note), Series
               1999A, 6.500%, 10/01/24

          725 Town of Woodstock, Special     3/01 at 102       AAA      741,552
               Obligation Bonds,
               Woodstock Academy 1990
               Issue, General Obligation
               Bonds, 6.900%, 3/01/06

-------------------------------------------------------------------------------
              Transportation - 0.5%

        1,000 City of Hartford, Parking      7/10 at 100       BBB    1,033,090
               System Revenue Bonds,
               2000 Series A, 6.500%,
               7/01/25

          250 Puerto Rico Ports              6/06 at 102      Baa2      255,893
               Authority, Special
               Facilities Revenue Bonds,
               1996 Series A (American
               Airlines, Inc. Project),
               6.250%, 6/01/26
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              U.S. Guaranteed - 10.5%

        2,940 State of Connecticut           7/03 at 100       AAA    3,204,629
               Health and Educational
               Facilities Authority,
               Revenue Bonds, University
               of Hartford Issue, Series
               C, 8.000%, 7/01/18 (Pre-
               refunded to 7/01/03)

        1,300 State of Connecticut           7/01 at 100       AAA    1,611,389
               Health and Educational
               Facilities Authority,
               Revenue Bonds (Lutheran
               General Health Care
               System - Parkside Lodges
               Projects), 7.375%,
               7/01/19

        3,500 State of Connecticut           7/02 at 102       AAA    3,695,265
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Middlesex
               Hospital Issue, Series G,
               6.250%, 7/01/12 (Pre-
               refunded to 7/01/02)

        1,100 State of Connecticut           7/02 at 102    N/R***    1,157,046
               Health and Educational
               Facilities Authority,
               Revenue Bonds, The
               William W. Backus
               Hospital Issue, Series C,
               6.000%, 7/01/12 (Pre-
               refunded to 7/01/02)

        2,000 State of Connecticut           7/04 at 102       AAA    2,192,060
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Trinity
               College Issue, Series D,
               6.125%, 7/01/24 (Pre-
               refunded to 7/01/04)


--------------------------------------------------------------------------------
23

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

     $  2,910 State of Connecticut           7/03 at 102   BBB-*** $  3,120,568
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Quinnipiac
               College Issue, Series D,
               6.000%, 7/01/23 (Pre-
               refunded to 7/01/03)

        7,000 Connecticut Development        9/02 at 102     A2***    7,458,990
               Authority, Health Care
               Project Refunding Bonds
               (Duncaster, Inc.
               Project), 1992 Series,
               6.750%, 9/01/15 (Pre-
               refunded to 9/01/02)

        1,605 City of New Haven, General     8/01 at 102       AAA    1,666,423
               Obligation Bonds, Issue
               of 1991, 7.400%, 8/15/11
               (Pre-refunded to 8/15/01)

              City of New Haven, General
               Obligation Bonds, Issue
               of 1992:
          400  9.250%, 3/01/02              No Opt. Call       AAA      410,732
        1,000  7.400%, 3/01/12 (Pre-         3/02 at 102       AAA    1,059,080
               refunded to 3/01/02)

-------------------------------------------------------------------------------
              Utilities - 9.6%

        8,000 Bristol Resource Recovery      7/05 at 102        A2    8,518,880
               Facility Operating
               Committee, Solid Waste
               Revenue Refunding Bonds
               (Ogden Martin Systems of
               Bristol, Inc. Project),
               1995 Series, 6.500%,
               7/01/14

              Connecticut Resources
              Recovery Authority, 1991
              Series One Subordinated
              (Wallingsford Resource
              Recovery Project):
          400  6.750%, 11/15/03             11/01 at 102        AA      414,904
               (Alternative Minimum Tax)
          500  6.800%, 11/15/04             11/01 at 102        AA      518,430
               (Alternative Minimum Tax)

        5,250 Connecticut Resources         11/02 at 102       BB-    5,079,900
               Recovery Authority,
               Corporate Credit
               Bonds/Tax Exempt Interest
               (American REF-FUEL
               Company of Southeastern
               Connecticut Project),
               1992 Series A, 6.450%,
               11/15/22 (Alternative
               Minimum Tax)

              Eastern Connecticut
              Resource Recovery
              Authority, Solid Waste
              Revenue Bonds
              (Wheelabrator Lisbon
              Project), Series 1993A:
          240  5.250%, 1/01/06               1/03 at 102       BBB      233,786
               (Alternative Minimum Tax)
        9,665  5.500%, 1/01/20               1/03 at 102       BBB    8,603,493
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Water and Sewer - 2.0%

          770 Connecticut Development        6/01 at 101        A+      787,132
               Authority, Water
               Facilities Refunding
               Revenue Bonds (Bridgeport
               Hydraulic Company
               Project), 1990 Series,
               7.250%, 6/01/20

        2,000 Connecticut Development       12/03 at 102       AAA    2,130,899
               Authority, Water
               Facilities Revenue
               Refunding Bonds (The
               Connecticut Water Company
               Project), 1993 Series,
               6.650%, 12/15/20

        1,750 Connecticut Development        4/07 at 102        A+    1,852,392
               Authority, Water
               Facilities Revenue Bonds
               (Bridgeport Hydraulic
               Company Project), 1995
               Series, 6.150%, 4/01/35
               (Alternative Minimum Tax)

           50 State of Connecticut,          7/01 at 102       AAA       51,147
               Clean Water Fund Revenue
               Bonds, 1991 Series,
               7.000%, 1/01/11

-------------------------------------------------------------------------------
     $235,560 Total Investments (cost                               239,616,460
               $228,911,961) - 97.9%
-------------------------------------------------------------------------------
------------
              Short-Term Investments -
               0.8%

     $  2,000 Puerto Rico Government                        VMIG-1    2,000,000
               Development Bank,
               Adjustable Refunding
               Bonds, Series 1985,
               Variable Rate
------------
               Demand Bonds, 1.900%,
               12/01/15+
         ----------------------------------------------------------------------
              Other Assets Less
              Liabilities - 1.3%                                      3,071,425
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $244,687,885
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (DD) Security purchased on a delayed delivery basis.
         (WI) Security purchased on a when-issued basis.
         + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term securi-ty. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 0.2%

     $    250 Pollution Control             No Opt. Call        A3 $    275,643
               Financing Authority of
               Union County, Pollution
               Control Revenue Refunding
               Bonds, American Cyanamid
               Company Issue, Series
               1994, 5.800%, 9/01/09

-------------------------------------------------------------------------------
              Consumer Staples - 2.5%

        3,000 The Children's Trust Fund,     7/10 at 100       Aa3    3,115,020
               Tobacco Settlement Asset-
               Backed Bonds, Series
               2000, 5.750%, 7/01/20

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 4.7%

          935 New Jersey Economic           No Opt. Call       N/R    1,029,585
               Development Authority,
               Economic Development
               Bonds, Yeshiva Ktana of
               Passaic (1992 Project),
               8.000%, 9/15/18

          355 New Jersey Economic           No Opt. Call       AAA      377,777
               Development Authority,
               Insured Revenue Bonds,
               Educational Testing
               Service Issue, Series
               1995B, 5.500%, 5/15/05

        2,230 New Jersey Economic            2/08 at 101       N/R    2,146,420
               Development Authority,
               School Revenue Bonds,
               Gill/St. Bernard School,
               Series 1998,
               6.000%, 2/01/25

          740 New Jersey Educational         7/01 at 100         A      741,872
               Facilities Authority,
               Revenue Bonds, Trenton
               State College Issue,
               Series 1976D,
               6.750%, 7/01/08

          140 New Jersey Educational         7/01 at 102        A-      144,271
               Facilities Authority,
               Seton Hall University
               Project Revenue Bonds,
               1991 Series (Project D),
               6.600%, 7/01/02

          410 New Jersey Educational         7/03 at 102       BBB      420,582
               Facilities Authority,
               Revenue Refunding Bonds,
               Monmouth College,
               Series 1993-A,
               5.625%, 7/01/13

          835 New Jersey Educational         7/04 at 100       AAA      877,201
               Facilities Authority,
               Revenue Bonds, Princeton
               University, 1994 Series
               A, 5.875%, 7/01/11

           60 Higher Education               7/02 at 102        A+       62,142
               Assistance Authority,
               Student Loan Revenue
               Bonds, 1992 Series A, New
               Jersey Class Loan
               Program, 6.000%, 1/01/06
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Healthcare - 6.3%

        1,200 New Jersey Health Care         7/07 at 102       AAA    1,216,500
               Facilities Financing
               Authority, Revenue And
               Refunding Bonds, Holy
               Name Hospital Issue,
               Series 1997, 5.250%,
               7/01/20

          200 New Jersey Health Care         7/04 at 102       AAA      216,846
               Facilities Financing
               Authority, Revenue Bonds,
               Newark Beth Israel
               Medical Center Issue,
               Series 1994, 5.800%,
               7/01/07

          400 New Jersey Health Care         7/02 at 102        A-      422,316
               Facilities Financing
               Authority, Refunding
               Revenue Bonds, Atlantic
               City Medical Center
               Issue, Series C, 6.800%,
               7/01/05

          100 New Jersey Health Care         7/02 at 102       AAA      105,322
               Facilities Financing
               Authority, Revenue Bonds,
               West Jersey Health
               System, Series 1992,
               6.000%, 7/01/07

          250 New Jersey Health Care        No Opt. Call       AAA      257,550
               Facilities Financing
               Authority, Revenue Bonds,
               Monmouth Medical Center
               Issue, Series C, 5.700%,
               7/01/02

          250 New Jersey Health Care         7/04 at 102       AAA      270,798
               Facilities Financing
               Authority, Revenue Bonds,
               Dover General Hospital
               and Medical Center Issue,
               Series 1994, 5.900%,
               7/01/05

        1,000 New Jersey Health Care         7/07 at 102       AAA      978,860
               Facilities Financing
               Authority, Revenue and
               Refunding Bonds, Atlantic
               Health System Hospital
               Corporation Issue, Series
               1997A, 5.000%, 7/01/27

              New Jersey Health Care
              Facilities Financing
              Authority, Revenue Bonds,
              Bayonne Hospital Obligated
              Group, Series 1994:
          215  6.400%, 7/01/07               7/04 at 102       AAA      235,524
          175  6.250%, 7/01/12               7/04 at 102       AAA      190,286

        1,500 New Jersey Health Care         7/10 at 100       BBB    1,509,555
               Facilities Financing
               Authority, Revenue Bonds,
               Series 2000A, Saint
               Peter's University
               Hospital Issue, 6.875%,
               7/01/30

          205 New Jersey Health Care         7/02 at 102      Baa3      211,611
               Facilities Financing
               Authority, Revenue Bonds,
               Palisades Medical Center
               Obligated Group Issue,
               Series 1992, 7.500%,
               7/01/06

          710 New Jersey Economic           12/03 at 102       Aa3      741,609
               Development Authority,
               Economic Growth Lease
               Revenue Bonds, Remarketed
               1992 Second Series B,
               5.300%, 12/01/07
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
25

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund (continued) February 28, 2001

    Principal                                Optional Call
 Amount (000) Description                      Provisions* Ratings** Market Value
---------------------------------------------------------------------------------
              Healthcare (continued)

     $    300 New Jersey Economic              7/04 at 102       AAA $    326,205
               Development Authority,
               Revenue Bonds (Robert
               Wood Johnson Health Care
               Corp. at Hamilton
               Obligated Group
               Project), Series 1994,
               6.250%, 7/01/14

        1,000 Puerto Rico Industrial,          1/05 at 102       AAA    1,071,100
               Tourist, Educational,
               Medical and
               Environmental Control
               Facilities Financing
               Authority, Hospital
               Revenue Bonds (Hospital
               Auxilio Mutuo Obligated
               Group Project),
               1995 Series A,
               6.250%, 7/01/16

---------------------------------------------------------------------------------
              Housing/Multifamily -
               7.0%

          400 The Hudson County                6/04 at 100        AA      414,404
               Improvement Authority,
               Multifamily Housing
               Revenue Bonds, Series
               1992A (Conduit
               Financing - Observer
               Park Project), 6.900%,
               6/01/22 (Alternative
               Minimum Tax)

        1,500 New Jersey Housing and           3/10 at 100       AAA    1,605,225
               Mortgage Finance Agency,
               Multifamily Housing
               Revenue Bonds,
               2000 Series A1,
               6.350%, 11/01/31
               (Alternative Minimum
               Tax)

        2,000 New Jersey Housing and           8/10 at 100       AAA    2,088,620
               Mortgage Finance Agency,
               Multifamily Housing
               Revenue Bonds,
               2000 Series E1,
               5.750%, 5/01/25

        1,500 New Jersey Housing and           5/06 at 102       AAA    1,592,805
               Mortgage Finance Agency,
               Multifamily Housing
               Revenue Bonds,
               1996 Series A,
               6.200%, 11/01/18
               (Alternative Minimum
               Tax)

          700 New Jersey Housing and           5/02 at 102        A+      729,351
               Mortgage Finance Agency,
               Housing Revenue Bonds,
               1992 Series A,
               6.950%, 11/01/13

          500 New Jersey Housing and          11/02 at 102        A+      526,085
               Mortgage Finance Agency,
               Housing Revenue
               Refunding Bonds,
               1992 Series One,
               6.600%, 11/01/14

        1,090 Housing Authority of the        10/09 at 102       Aaa    1,144,217
               City of Newark, Housing
               Revenue Bonds, 2000
               Series A (GNMA
               Collateralized - Fairview
               Apartments Project),
               6.300%, 10/20/19
               (Alternative Minimum
               Tax)

          500 North Bergen Housing         3/01 at 101 1/2       N/R      507,855
               Development Corporation,
               Mortgage Revenue Bonds,
               Series 1978 (FHA-Insured
               Mortgage Loan - Section
               8 Assisted Project),
               7.400%, 9/01/20

---------------------------------------------------------------------------------
              Housing/Single Family -
               6.2%

          250 New Jersey Housing and           7/04 at 102       AAA      263,283
               Mortgage Finance Agency,
               Home Buyer Revenue
               Bonds, 1994 Series K,
               6.300%, 10/01/16
               (Alternative Minimum
               Tax)

        4,000 New Jersey Housing and      10/07 at 101 1/2       AAA    4,264,240
               Mortgage Finance Agency,
               Home Buyer Revenue
               Bonds, 1997 Series U,
               5.700%, 10/01/14
               (Alternative Minimum
               Tax)

        2,500 New Jersey Housing and          10/10 at 100       AAA    2,576,525
               Mortgage Finance Agency,
               Home Buyer Revenue
               Bonds, 2000 Series CC,
               5.875%, 10/01/31
               (Alternative Minimum
               Tax)

          455 Virgin Islands Housing           3/05 at 102       AAA      469,819
               Finance Authority,
               Single Family Mortgage
               Revenue Refunding Bonds
               (GNMA Mortgage Backed
               Securities Program),
               1995 Series A, 6.450%,
               3/01/16 (Alternative
               Minimum Tax)

---------------------------------------------------------------------------------
              Industrial/Other - 0.2%

          185 New Jersey Economic             12/03 at 102      BBB-      186,550
               Development Authority,
               District Heating and
               Cooling Revenue Bonds
               (Trigen-Trenton
               Project), 1993 Series B,
               6.100%, 12/01/04
               (Alternative Minimum
               Tax)

---------------------------------------------------------------------------------
              Long-Term Care - 8.6%

              New Jersey Economic
              Development Authority,
              Economic Development
              Revenue Bonds, United
              Methodist Homes of New
              Jersey Obligated Group
              Issue, Series 1998:
        1,500  5.125%, 7/01/18                 7/08 at 102      BBB-    1,175,640
        3,610  5.125%, 7/01/25                 7/08 at 102      BBB-    2,761,975

        5,100 New Jersey Economic             12/09 at 101       Aa3    5,418,189
               Development Authority,
               Economic Development
               Revenue Bonds (Jewish
               Community Housing
               Corporation of
               Metropolitan New Jersey
               1999 Project), 5.900%,
               12/01/31

        1,300 New Jersey Economic              7/08 at 102         A    1,224,405
               Development Authority,
               First Mortgage Revenue
               Fixed Rate Bonds
               (Cadbury Corporation
               Project), Series 1998A,
               5.500%, 7/01/18

---------------------------------------------------------------------------------
              Tax Obligation/General -
               11.3%

          200 The City of Atlantic            No Opt. Call         A      211,334
               City, General
               Obligation, General
               Improvement Bonds,
               Series 1994,
               5.650%, 8/15/04

          100 County of Atlantic,              1/04 at 101       AAA      106,654
               General Improvement
               Bonds, 6.000%, 1/01/07


--------------------------------------------------------------------------------
26

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

     $    100 County of Camden,             No Opt. Call       AAA $    102,545
               General Obligation
               Refunding Bonds, Series
               1992, 5.500%, 6/01/02

          500 The Board of Education        No Opt. Call        AA      564,015
               of the Township of
               Hillsborough, County of
               Somerset, General
               Obligation School
               Purpose Bonds, Series
               1992, 5.875%, 8/01/11

          400 The City of Jersey City,      No Opt. Call        AA      411,328
               General Obligation
               Bonds, 1992 School
               Issue, 6.500%, 2/15/02

        2,645 The Board of Education         8/07 at 100       AAA    2,922,566
               of the Township of
               Middletown, County of
               Monmouth, School Bonds,
               5.800%, 8/01/21

        3,500 The Board of Education         8/10 at 100       AAA    3,465,805
               of the Township of
               Middleton, County of
               Monmouth, Refunding
               School Bonds,
               5.000%, 8/01/22

          100 Township of Montclair,         3/01 at 101       AAA      101,161
               County of Essex,
               General Obligation
               Bonds, School Bonds,
               5.800%, 3/01/06

              State of New Jersey,
              General Obligation
              Bonds, Series D:
          200  0.000%, 2/15/03              No Opt. Call       AA+      186,088
        1,000  5.800%, 2/15/07              No Opt. Call       AA+    1,097,150

          165 Parsippany-Troy Hills         No Opt. Call       AA-      128,360
               Township, General
               Obligation, Capital
               Appreciation Bonds,
               Series 1992,
               0.000%, 4/01/07

          185 The Board of Education        No Opt. Call       AAA      199,650
               of the City of Perth
               Amboy, County of
               Middlesex, School
               Bonds, 6.200%, 8/01/04

        2,000 Commonwealth of Puerto     7/07 at 101 1/2       AAA    2,062,200
               Rico, Public
               Improvement Refunding
               Bonds, General
               Obligation Bonds,
               Series 1997,
               5.375%, 7/01/21

        2,000 Commonwealth of Puerto     7/05 at 101 1/2       AAA    2,091,920
               Rico, Public
               Improvement Refunding
               Bonds of 1995,
               Obligation Bonds,
               5.750%, 7/01/24

          250 The City of Union City,       No Opt. Call       AAA      292,958
               County of Hudson,
               General Obligation,
               School Purpose Bonds,
               Series 1992,
               6.375%, 11/01/10

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               21.1%

          150 The Bergen County             12/02 at 102       AAA      158,510
               Utilities Authority,
               1992 Water Pollution
               Control System Revenue
               Bonds, Series B,
               6.000%, 12/15/13

          500 The Essex County              12/02 at 102      Baa1      522,585
               Improvement Authority,
               County Guaranteed
               Pooled Revenue Bonds,
               Series 1992A,
               6.500%, 12/01/12

        1,680 Lafayette Yard Community       4/10 at 101       Aaa    1,836,005
               Development
               Corporation,
               Hotel/Conference Center
               Project Revenue Bonds,
               Series 2000
               (Guaranteed), 6.000%,
               4/01/29

        1,150 The Board of Education        No Opt. Call       N/R    1,207,190
               of the Borough of
               Little Ferry, Bergen
               County, Certificates of
               Participation,
               6.300%, 1/15/08

          250 Mercer County                 No Opt. Call        Aa      221,960
               Improvement Authority,
               Solid Waste Revenue
               Bonds, County
               Guaranteed, Site and
               Disposal Facilities
               Project Refunding 1992
               Issue, 0.000%, 4/01/04

        3,025 Middlesex County               9/09 at 100       Aaa    3,150,659
               Improvement Authority,
               County Guaranteed Open
               Space Trust Fund
               Revenue Bonds,
               Series 1999, 5.250%,
               9/15/15

        5,280 New Jersey Economic           11/08 at 101       Aaa    5,005,651
               Development Authority,
               Lease Revenue Bonds,
               Series 1998 (Bergen
               County Administration
               Complex), 4.750%,
               11/15/26

              New Jersey Economic
              Development Authority,
              Market Transition
              Facility, Senior Lien
              Revenue Bonds,
              Series 1994A:
          300  7.000%, 7/01/04              No Opt. Call       AAA      330,483
          650  5.875%, 7/01/11               7/04 at 102       AAA      701,883

          100 New Jersey Sports and          7/02 at 102       AAA      105,376
               Exposition Authority,
               Convention Center
               Luxury Tax Bonds, 1992
               Series A,
               6.000%, 7/01/07

          100 North Jersey District          7/03 at 102       AAA      106,172
               Water Supply
               Commission, Revenue
               Refunding Bonds
               (Wanaque South
               Project), Series 1993,
               5.700%, 7/01/05

        2,350 The Ocean County               7/01 at 100       AAA    2,350,470
               Utilities Authority,
               Wastewater Revenue
               Bonds, Refunding Series
               1987, 5.000%, 1/01/14


--------------------------------------------------------------------------------
27

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

     $    170 Puerto Rico Aqueduct and   7/06 at 101 1/2         A $    172,230
               Sewer Authority,
               Refunding Bonds, Series
               1995, Guaranteed by the
               Commonwealth of Puerto
               Rico, 5.000%, 7/01/15

        5,000 Puerto Rico Public            No Opt. Call       AAA    5,151,200
               Finance Corporation,
               Commonwealth
               Appropriation Bonds,
               1998 Series A,
               5.125%, 6/01/24

        5,000 The Union County               6/08 at 102       Aaa    4,839,100
               Utilities Authority,
               Solid Waste Bonds,
               County Deficiency
               Agreement, Series
               1998A, 5.000%, 6/15/28
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Transportation - 14.8%

        2,150 Delaware River Port            1/08 at 101       AAA    2,115,299
               Authority, Port
               District Project Bonds,
               Series B of 1998,
               5.000%, 1/01/26

        3,500 Delaware River Port            1/10 at 100       AAA    3,717,595
               Authority, Revenue
               Bonds, Series of 1999,
               5.750%, 1/01/22

          100 Parking Authority of the       3/02 at 102      Baa1      104,019
               City of Hoboken, County
               of Hudson, Parking
               General Revenue
               Refunding Bonds,
               Series 1992A, 6.625%,
               3/01/09

        1,750 New Jersey Turnpike           No Opt. Call        A-    1,972,110
               Authority, Turnpike
               Revenue Bonds, Series
               1991C, 6.500%, 1/01/08

          125 The Port Authority of         10/04 at 101       AAA      135,563
               New York and New
               Jersey, Consolidated
               Bonds, Ninety Sixth
               Series,
               6.600%, 10/01/23
               (Alternative Minimum
               Tax)

          200 The Port Authority of          7/04 at 101       AA-      211,040
               New York and New
               Jersey, Consolidated
               Bonds, Ninety Fifth
               Series, 5.500%, 7/15/05
               (Alternative Minimum
               Tax)

        1,000 The Port Authority of          1/07 at 101       AA-    1,019,230
               New York and New
               Jersey, Consolidated
               Bonds, One Hundred
               Ninth Series,
               5.375%, 7/15/22

        2,000 The Port Authority of          6/05 at 101       AA-    2,054,000
               New York and New
               Jersey, Consolidated
               Bonds, One Hundred
               Twelfth Series, 5.250%,
               12/01/13 (Alternative
               Minimum Tax)

              The Port Authority of
              New York and New Jersey,
              Special Project Bonds,
              Series 6 (JFK
              International Air
              Terminal LLC Project):
        2,125  6.250%, 12/01/08             No Opt. Call       AAA    2,414,340
               (Alternative Minimum
               Tax)
        1,000  7.000%, 12/01/12             No Opt. Call       AAA    1,225,730
               (Alternative Minimum
               Tax)
        3,100  5.750%, 12/01/25             12/07 at 100       AAA    3,230,789
               (Alternative Minimum
               Tax)

           45 South Jersey                  11/02 at 102       AAA       47,316
               Transportation
               Authority,
               Transportation System
               Revenue Bonds, 1992
               Series B,
               5.900%, 11/01/06

-------------------------------------------------------------------------------
              U.S. Guaranteed - 8.7%

          100 The Board of Education        12/02 at 102       AAA      106,280
               of the City of Atlantic
               City, Atlantic County,
               School Bonds,
               Series 1992,
               6.000%, 12/01/06 (Pre-
               refunded to 12/01/02)

              The Essex County
              Improvement Authority,
              City of Newark, General
              Obligation Lease Revenue
              Bonds, Series 1994:
          620  6.350%, 4/01/07 (Pre-         4/04 at 102   BBB+***      678,342
               refunded to 4/01/04)
          450  6.600%, 4/01/14 (Pre-         4/04 at 102   BBB+***      495,603
               refunded to 4/01/04)

          100 The Essex County              12/04 at 102       AAA      113,196
               Improvement Authority,
               General Obligation
               Lease Revenue Bonds,
               Series 1994
               (County Jail and Youth
               House Projects),
               6.900%,12/01/14 (Pre-
               refunded to 12/01/04)

              The Monmouth County
              Improvement Authority,
              Revenue Bonds, Series
              1992 (Howell Township
              Board of Education
              Project):
          100  6.000%, 7/01/03 (Pre-         7/02 at 102     AA***      105,322
               refunded to 7/01/02)
           50  6.450%, 7/01/08 (Pre-         7/02 at 102     AA***       52,954
               refunded to 7/01/02)

          200 New Jersey Economic            3/02 at 102       AAA      210,958
               Development Authority,
               Lease Rental Bonds,
               1992 Series (Liberty
               State Park Project),
               6.800%, 3/15/22 (Pre-
               refunded to 3/15/02)

        1,330 New Jersey Health Care        No Opt. Call       AAA    1,534,993
               Facilities Financing
               Authority, Revenue
               Bonds, Series 1979A,
               (Hackensack Hospital),
               8.750%, 7/01/09

        2,065 New Jersey Health Care         7/01 at 102     A2***    2,139,712
               Facilities Financing
               Authority, Revenue
               Bonds, Series 1990-E
               (Kennedy Memorial
               Hospital), 8.375%,
               7/01/10 (Pre-refunded
               to 7/01/01)

          200 New Jersey Health Care         7/04 at 102       AAA      218,094
               Facilities Financing
               Authority, Revenue
               Bonds, Newark Beth
               Israel Medical Center
               Issue, Series 1994,
               6.000%, 7/01/16 (Pre-
               refunded to 7/01/04)


--------------------------------------------------------------------------------
28

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

     $    250 New Jersey Health Care         8/04 at 102       AAA $    276,028
               Facilities Financing
               Authority, Refunding
               Revenue Bonds,
               Irvington General
               Hospital Issue, Series
               1994 (FHA-Insured
               Mortgage), 6.375%,
               8/01/15 (Pre-refunded
               to 8/01/04)

          250 New Jersey Health Care         7/04 at 102       AAA      274,815
               Facilities Financing
               Authority, Revenue
               Bonds, Monmouth
               Medical Center Issue,
               Series C, 6.250%,
               7/01/16 (Pre-refunded
               to 7/01/04)

              New Jersey Health Care
              Facilities Financing
              Authority, Revenue
              Bonds, Bayonne Hospital
              Obligated Group,
              Series 1994:
           35  6.400%, 7/01/07 (Pre-         7/04 at 102       AAA       38,603
               refunded to 7/01/04)
           25  6.250%, 7/01/12 (Pre-         7/04 at 102       AAA       27,457
               refunded to 7/01/04)

          325 New Jersey Health Care         7/02 at 102   Baa3***      343,509
               Facilities Financing
               Authority, Revenue
               Bonds, Palisades
               Medical Center
               Obligated Group Issue,
               Series 1992, 7.500%,
               7/01/06 (Pre-refunded
               to 7/01/02)

          250 New Jersey Economic            4/02 at 102    Aa1***      264,580
               Development Authority,
               Solid Waste Disposal
               Facility Revenue
               Bonds, Series 1992
               (Garden State Paper
               Company, Inc.
               Project), 7.125%,
               4/01/22 (Alternative
               Minimum Tax) (Pre-
               refunded to 4/01/02)

          180 New Jersey Economic       12/02 at 101 1/2    Aa3***      191,716
               Development Authority,
               Economic Growth Bonds,
               Composite Issue, 1992
               Second Series A3,
               6.550%, 12/01/07
               (Alternative Minimum
               Tax) (Pre-refunded to
               12/01/02)

          625 New Jersey Economic            5/05 at 102       AAA      693,788
               Development Authority,
               Insured Revenue Bonds,
               Educational Testing
               Service Issue,
               Series 1995B, 6.125%,
               5/15/15 (Pre-refunded
               to 5/15/05)

          250 New Jersey Sports and          7/02 at 102       AAA      264,255
               Exposition Authority,
               Convention Center
               Luxury Tax Bonds,
               1992 Series A,
               6.250%, 7/01/20 (Pre-
               refunded to 7/01/02)

          100 New Jersey Educational         7/02 at 102      A***      105,842
               Facilities Authority,
               Revenue Bonds, Stevens
               Institute of
               Technology Issue,
               1992 Series A,
               6.400%, 7/01/03 (Pre-
               refunded to 7/01/02)

          135 New Jersey Turnpike           No Opt. Call       AAA      147,123
               Authority, Turnpike
               Revenue Bonds, 1984
               Series, 10.375%,
               1/01/03

          200 New Jersey Wastewater          4/04 at 102    Aa1***      220,184
               Treatment Trust,
               Wastewater Treatment
               Bonds, Series 1994A,
               6.500%, 4/01/14 (Pre-
               refunded to 4/01/04)

          300 The Township of North          8/02 at 102       AAA      319,137
               Bergen, Hudson County,
               Fiscal Year Adjustment
               General Obligation
               Bonds, Series 1992,
               6.500%, 8/15/12 (Pre-
               refunded to 8/15/02)

           60 Puerto Rico Highway and    7/02 at 101 1/2       AAA       63,566
               Transportation
               Authority, Highway
               Revenue Bonds, Series
               T, 6.625%, 7/01/18
               (Pre-refunded to
               7/01/02)

           55 South Jersey                  11/02 at 102       AAA       58,262
               Transportation
               Authority,
               Transportation System
               Revenue Bonds, 1992
               Series B,
               5.900%, 11/01/06 (Pre-
               refunded to 11/01/02)

        1,100 Sparta Township School         9/06 at 100       AAA    1,209,274
               District, General
               Obligation Bonds
               (Unlimited Tax),
               5.800%, 9/01/18 (Pre-
               refunded to 9/01/06)

          100 University of Medicine        12/01 at 102    AA-***      104,315
               and Dentistry of New
               Jersey, Revenue Bonds,
               Series E, 6.500%,
               12/01/18 (Pre-refunded
               to 12/01/01)

          300 The Wanaque Borough           12/02 at 102     A3***      323,862
               Sewerage Authority,
               Passaic County, Sewer
               Revenue Bonds,
               Series 1992
               (Bank Qualified),
               7.000%, 12/01/21 (Pre-
               refunded to 12/01/02)

           75 The Wanaque Valley             9/03 at 102   Baa1***       80,846
               Regional Sewerage
               Authority, Passaic
               County, Sewer Revenue
               Bonds, 1993 Series A,
               6.125%, 9/01/22 (Pre-
               refunded to 9/01/03)

-------------------------------------------------------------------------------
              Utilities - 4.6%

          350 Pollution Control             No Opt. Call        B2      346,492
               Financing Authority of
               Camden County, Solid
               Waste Disposal and
               Resource Recovery
               System Revenue Bonds,
               Series 1991C, 7.125%,
               12/01/01 (Alternative
               Minimum Tax)

        2,395 Pollution Control             12/01 at 102        B2    2,264,903
               Financing Authority of
               Camden County, Solid
               Waste Disposal and
               Resource Recovery
               System Revenue Bonds,
               Series 1991D, 7.250%,
               12/01/10

          300 The Port Authority of         No Opt. Call       N/R      315,362
               New York and New
               Jersey, Special
               Project Bonds, Series
               4 (Kennedy Airport
               Corporation Partners
               Project), 7.000%,
               10/01/07 (Alternative
               Minimum Tax)

          250 Puerto Rico Electric          No Opt. Call        A-      252,192
               Power Authority, Power
               Revenue Refunding
               Bonds, Series Q,
               5.900%, 7/01/01

          790 Puerto Rico Electric          No Opt. Call        A-      920,815
               Power Authority, Power
               Revenue Bonds, Series
               S, 7.000%, 7/01/07

        1,500 Puerto Rico Electric           7/05 at 100        A-    1,504,799
               Power Authority, Power
               Revenue Refunding
               Bonds, Series Z,
               5.250%, 7/01/21

--------------------------------------------------------------------------------
29

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Water and Sewer - 2.4%

     $    250 The Hoboken-Union City-        8/02 at 102       AAA $    259,817
               Weehawken Sewerage
               Authority, Sewer Revenue
               Bonds, Refunding Series
               1992, 6.200%, 8/01/19

        2,675 The North Hudson Sewerage      8/06 at 101       AAA    2,683,078
               Authority, Sewer Revenue
               Bonds, Series 1996,
               5.125%, 8/01/22

-------------------------------------------------------------------------------
     $118,035 Total Investments (cost                               121,154,096
               $116,598,831) - 98.6%
-------------------------------------------------------------------------------
------------
              Short-Term Investments -
               1.2%

          500 New Jersey Economic                           VMIG-1      500,000
               Development Authority,
               Variable Rate Demand
               Bonds, Water Facilities
               Revenue Refunding Bonds
               (United Water New Jersey,
               Inc. Project), 1996
               Series A, 2.850%,
               11/01/26+

        1,000 Port Authority of New York                    VMIG-1    1,000,000
               and New Jersey, Versatile
               Structure Obligations,
               Variable Demand Rate
               Bonds, Series 6, 3.000%,
               12/01/17 (Alternative
               Minimum Tax)+

-------------------------------------------------------------------------------
     $  1,500 Total Short-Term                                        1,500,000
               Investments (cost
               $1,500,000)
-------------------------------------------------------------------------------
------------
              Other Assets Less                                         274,966
               Liabilities - 0.2%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $122,929,062
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term securi-ty. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
30

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 0.5%

     $    700 Essex County Industrial       11/09 at 101      BBB+ $    720,650
               Development Agency,
               Environmental Improvement
               Revenue Bonds,
               1999 Series A
               (International Paper
               Company Projects),
               6.450%, 11/15/23
               (Alternative Minimum Tax)

          750 Jefferson County              11/02 at 102      BBB+      784,178
               Industrial Development
               Agency, Multi-Modal
               Interchangeable Rate,
               Solid Waste Disposal
               Revenue Bonds (Champion
               International Corporation
               Project), Series 1990,
               7.200%, 12/01/20
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Consumer Staples - 4.3%

        1,000 Erie County Tobacco Asset      7/10 at 101        A1    1,016,530
               Securitization
               Corporation, Tobacco
               Settlement Asset-Backed
               Bonds, Series 2000,
               Senior, 6.000%, 7/15/20

              Monroe Tobacco Asset
              Securitization
              Corporation, Tobacco
              Settlement Asset-Backed
              Bonds, Series 2000:
          250  6.000%, 6/01/15               6/10 at 101        A1      255,838
        1,300  6.150%, 6/01/25               6/10 at 101        A1    1,335,178

        2,900 New York Counties Tobacco      6/10 at 101        A1    2,991,321
               Trust I, Tobacco
               Settlement Pass-Through
               Bonds, Series 2000,
               5.800%, 6/01/23

        1,500 Nassau County Tobacco          7/09 at 101        A2    1,575,570
               Settlement Corporation,
               Tobacco Settlement Asset-
               Backed Bonds, Series A,
               6.500%, 7/15/27

        2,750 TSASC, Inc., Tobacco           7/09 at 101       Aa1    2,839,348
               Flexible Amortization
               Bonds, Series 1999-1,
               6.250%, 7/15/27

        2,500 Westchester Tobacco Asset      7/10 at 101        A1    2,399,525
               Securitization
               Corporation, Tobacco
               Settlement Asset-Backed
               Bonds, Series 1999,
               0.000%, 7/15/29

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 12.5%

        2,000 City of Albany, Industrial    10/10 at 100        AA    2,082,920
              Development Agency, Civic
              Facility Revenue Bonds
              (The Albany
               Law School of Union
               University Project),
               Series 2000A, 5.750%,
               10/01/30

        1,750 Town of Brookhaven,            3/03 at 102      BBB-    1,827,700
               Industrial Development
               Agency, 1993 Civic
               Facility Revenue Bonds
               (Dowling College/The
               National Aviation and
               Transportation Center
               Civic Facility), 6.750%,
               3/01/23

        1,000 Cattaraugus County,            7/10 at 102      Baa1    1,046,900
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds, Jamestown
               Community College Issue,
               Series 2000A, 6.500%,
               7/01/30

        2,470 Dutchess County Industrial    11/03 at 102        A3    2,658,214
               Development Agency, Civic
               Facility Revenue Bonds
               (The Bard College
               Project), Series 1992,
               7.000%, 11/01/17

          700 The Trust for Cultural         7/10 at 101         A      714,259
               Resources for the City of
               New York, Revenue Bonds
               (The Museum of American
               Folk Art), Series 2000,
               6.000%, 7/01/22

          185 New York City Industrial      11/01 at 102       Aa1      192,174
               Development Agency, Civic
               Facility Revenue Bonds
               (Federation Protestant
               Welfare), Series 1991,
               6.950%, 11/01/11

              New York City Industrial
              Development Agency, Civic
              Facility Revenue Bonds
              (College of New Rochelle
              Project), Series 1995:
        1,000  6.200%, 9/01/10               9/05 at 102      Baa2    1,081,410
        1,000  6.300%, 9/01/15               9/05 at 102      Baa2    1,064,510

          700 New York City Industrial      11/10 at 101      BBB-      727,041
               Development Agency, Civic
               Facility Revenue Bonds
               (2000 Polytechnic
               University Project),
               6.000%, 11/01/20

        2,000 Dormitory Authority of the    No Opt. Call       AA-    2,016,700
               State of New York, State
               University Educational
               Facilities Revenue Bonds,
               Series 1990A, 7.400%,
               5/15/01

          750 Dormitory Authority of the    No Opt. Call      Baa1      881,580
               State of New York, City
               University System
               Consolidated, Second
               General Resolution
               Revenue Bonds, Series
               1990C, 7.500%, 7/01/10

        2,100 Dormitory Authority of the     7/04 at 102        A+    2,293,473
               State of New York,
               University of Rochester,
               Revenue Bonds,
               Series 1994A, 6.500%,
               7/01/19

        1,500 Dormitory Authority of the    No Opt. Call       AA-    1,634,700
               State of New York, City
               University System
               Consolidated, Second
               General Resolution
               Revenue Bonds, Series
               1993A, 5.750%, 7/01/07

        1,000 Dormitory Authority of the     5/14 at 100       AA-    1,030,190
               State of New York, State
               University Educational
               Facilities Revenue Bonds,
               Series 1993B, 5.250%,
               5/15/19

          500 Dormitory Authority of the     7/10 at 101       AAA      529,485
               State of New York,
               Upstate Community
               Colleges, Revenue Bonds,
               Series 2000A, 5.750%,
               7/01/29

--------------------------------------------------------------------------------
31

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations (continued)

      $ 1,750 Dormitory Authority of the     7/09 at 101        A+ $  1,810,900
               State of New York,
               University of Rochester,
               Revenue Bonds, Series
               1999B, 5.625%, 7/01/24

        1,250 Dormitory Authority of the     7/09 at 102        AA    1,337,888
               State of New York, Pratt
               Institute, Revenue Bonds,
               Series 1999, 6.000%,
               7/01/24

        2,700 Dormitory Authority of the     7/09 at 101        AA    2,917,755
               State of New York,
               Marymount Manhattan
               College, Insured Revenue
               Bonds, Series 1999,
               6.250%, 7/01/29

          835 Dormitory Authority of the     5/10 at 101       AAA    1,072,574
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-A, 7.551%,
               5/15/14 (IF)

          500 Dormitory Authority of the     5/10 at 101       AAA      621,080
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-B, 8.110%,
               5/15/16 (IF)

          670 Dormitory Authority of the     5/10 at 101       AAA      821,333
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-C, 8.332%,
               5/15/17 (IF)

        1,335 Dormitory Authority of the    No Opt. Call       AAA    1,771,919
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-D, 8.028%,
               5/15/16 (IF)

        3,515 Suffolk County Industrial      6/04 at 102     BBB--    3,391,518
               Development Agency, Civic
               Facility Revenue Bonds
               (Dowling College Civic
               Facility), Series 1994,
               6.625%, 6/01/24

        1,000 Suffolk County Industrial     12/06 at 102     BBB--      982,370
               Development Agency, Civic
               Facility Revenue
               Refunding Bonds (Dowling
               College Civic Facility),
               Series 1996, 6.700%,
               12/01/20

              City of Utica Industrial
              Development Agency, Civic
              Facility Revenue Bonds
              (Utica College Project),
              Series 1998A:
          835  5.300%, 8/01/08              No Opt. Call       N/R      856,226
        1,000  5.750%, 8/01/28               8/08 at 102       N/R      979,020

-------------------------------------------------------------------------------
              Healthcare - 9.5%

        3,300 Dormitory Authority of the     2/07 at 102       AAA    3,525,819
               State of New York,
               Menorah Campus, Inc.,
               FHA-Insured Mortgage
               Nursing Home Revenue
               Bonds, Series 1997,
               5.950%, 2/01/17

        1,000 Dormitory Authority of the     7/06 at 102      Baa2    1,028,040
               State of New York, Nyack
               Hospital, Revenue Bonds,
               Series 1996, 6.000%,
               7/01/06

        2,250 Dormitory Authority of the     2/07 at 102       AAA    2,314,418
               State of New York, The
               Rosalind and Joseph
               Gurwin Jewish Geriatric
               Center of Long Island,
               Inc., FHA-Insured
               Mortgage Nursing Home
               Revenue Bonds, Series
               1997, 5.700%, 2/01/37

        1,650 Dormitory Authority of the     7/10 at 101      BBB+    1,755,237
               State of New York, Mount
               Sinai, New York
               University, Health
               Obligated Group Revenue
               Bonds, Series 2000A,
               6.500%, 7/01/25

        3,000 Dormitory Authority of the     7/10 at 101       A--    3,274,890
               State of New York,
               Catholic Health Services
               of Long Island Revenue
               Bonds, Series 2000A (St.
               Catherine of Sienna
               Medical Center), 6.500%,
               7/01/20

        1,765 New York State Medical         8/02 at 102       AAA    1,826,193
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-Insured
               Mortgage Revenue Bonds,
               1992 Series B, 6.200%,
               8/15/22

        5,000 New York State Medical         2/04 at 102       AAA    5,034,500
               Care Facilities Finance
               Agency, Hospital Insured
               Mortgage Revenue Bonds,
               1994 Series A Refunding,
               5.375%, 2/15/25

          320 New York State Medical         8/01 at 100        AA      324,109
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1989 Series B, 7.350%,
               2/15/29

        1,000 New York State Medical         2/05 at 102        AA    1,063,900
               Care Facilities Finance
               Agency, FHA-Insured
               Mortgage Project Revenue
               Bonds, 1995 Series B,
               6.100%, 2/15/15

          960 New York State Medical        11/05 at 102       Aa1    1,032,259
               Care Facilities Finance
               Agency, Health Center
               Projects Revenue Bonds
               (Secured Mortgage
               Program), Series 1995A,
               6.375%, 11/15/19

        1,020 New York State Medical         2/04 at 102        AA    1,068,766
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-Insured
               Mortgage Revenue Bonds,
               1994 Series A, 6.200%,
               2/15/21

          340 New York State Medical         8/01 at 102        AA      351,832
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1991 Series A, 7.450%,
               8/15/31

        2,080 Newark-Wayne Community         9/03 at 102       N/R    2,118,459
               Hospital, Inc., Hospital
               Revenue Improvement and
               Refunding Bonds, Series
               1993A, 7.600%, 9/01/15


--------------------------------------------------------------------------------
32

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Healthcare (continued)

      $ 2,000 New York City Industrial      12/02 at 102       BBB $  2,025,900
               Development Agency, Civic
               Facility Revenue Bonds
               (1992 Jewish Board of
               Family and Children's
               Services, Inc. Project),
               6.750%, 12/15/12

        1,000 City of Yonkers Industrial     7/11 at 101      BBB-    1,001,410
               Development Authority,
               Civic Facility Revenue
               Bonds (St. John's
               Riverside Hospital
               Project), Series 2001A,
               7.125%, 7/01/31

-------------------------------------------------------------------------------
              Housing/Multifamily - 4.6%

        1,000 City of Batavia Housing        7/01 at 102       Aaa    1,021,600
               Authority, Tax-Exempt
               Mortgage Revenue
               Refunding Bonds, Series
               1994A (Washington
               Towers--FHA-Insured
               Mortgage), 6.500%,
               1/01/23

        2,000 New York City Housing          4/03 at 102       AAA    2,096,400
               Development Corporation,
               Multifamily Mortgage
               Revenue Bonds (FHA-
               Insured Mortgage Loan),
               1993 Series A, 6.550%,
               10/01/15

        1,250 New York City Housing          6/01 at 102       AAA    1,283,050
               Development Corporation,
               Multi-Unit Mortgage
               Refunding Bonds (FHA-
               Insured Mortgage Loans),
               1991 Series A, 7.350%,
               6/01/19

        2,240 New York State Finance         5/06 at 102       AAA    2,357,085
               Agency, Housing Project
               Mortgage Revenue Bonds,
               1996 Series A Refunding,
               6.125%, 11/01/20

              New York State Housing
              Finance Agency, Insured
              Multifamily Mortgage
              Housing Revenue Bonds,
              1992 Series A:
        1,650  6.950%, 8/15/12               8/02 at 102        AA    1,728,408
          500  7.000%, 8/15/22               8/02 at 102        AA      519,060

        1,000 New York State Housing         2/04 at 102       Aa1    1,057,140
               Finance Agency,
               Multifamily Housing
               Revenue Bonds (Secured
               Mortgage Program), 1994
               Series C, 6.450%, 8/15/14

        1,000 New York State Housing         8/11 at 101       Aa1    1,005,320
               Finance Agency,
               Multifamily Housing
               Revenue Bonds (Secured
               Mortgage Program), 2001
               Series B, 5.625%, 8/15/33
               (Alternative Minimum Tax)

        1,000 New York State Urban           1/02 at 102       AAA    1,044,500
               Development Corporation,
               Section 236 Revenue
               Bonds, Series 1992A,
               6.750%, 1/01/26

        1,300 Tonawanda Housing              9/09 at 103       N/R    1,318,746
               Authority, Housing
               Revenue Bonds (Kibler
               Senior Housing, LP
               Project), Series 1999B,
               7.750%, 9/01/31

-------------------------------------------------------------------------------
              Housing/Single Family -
               2.1%

        1,500 State of New York Mortgage     9/04 at 102       Aa1    1,589,640
               Agency, Homeowner
               Mortgage Revenue Bonds,
               Series 43, 6.450%,
               10/01/17

        1,000 State of New York Mortgage     3/05 at 102       Aa1    1,046,700
               Agency, Homeowner
               Mortgage Revenue Bonds,
               1995 Series 46, 6.600%,
               10/01/19 (Alternative
               Minimum Tax)

        2,000 State of New York Mortgage    10/09 at 100       Aa1    2,037,200
               Agency, Homeowner
               Mortgage Revenue Bonds,
               Series 82, 5.650%,
               4/01/30 (Alternative
               Minimum Tax)

        1,470 State of New York Mortgage     4/10 at 100       Aa1    1,512,042
               Agency, Homeowner
               Mortgage Revenue Bonds,
               Series 95, 5.625%,
               4/01/22

-------------------------------------------------------------------------------
              Long-Term Care - 5.5%

        1,500 New York City Industrial       7/10 at 102       N/R    1,492,665
               Development Agency, Civic
               Facility Revenue Bonds
               (Special Needs Facilities
               Pooled Program), Series
               2000A-1, 8.125%, 7/01/19

        2,000 Dormitory Authority of the     7/06 at 102       Aa1    2,088,400
               State of New York, Bishop
               Henry R. Hucles Nursing
               Home, Inc., Revenue
               Bonds, Series 1996,
               6.000%, 7/01/24

        2,380 Dormitory Authority of the     8/06 at 102       AAA    2,540,531
               State of New York, W.K.
               Nursing Home Corporation,
               FHA-Insured Mortgage
               Revenue Bonds, Series
               1996, 5.950%, 2/01/16

        1,000 Dormitory Authority of the     7/10 at 102         A    1,044,670
               State of New York, The
               Miriam Osborn Memorial
               Home Association, Revenue
               Bonds, Series 2000B,
               6.375%, 7/01/29

        1,500 Dormitory Authority of the     7/10 at 101        A1    1,629,360
               State of New York,
               Concord Nursing Home,
               Inc., Revenue Bonds,
               Series 2000, 6.500%,
               7/01/29

        5,000 Syracuse Housing               2/08 at 102       AAA    5,231,050
               Authority, FHA-Insured
               Mortgage Revenue Bonds
               (Loretto Rest Residential
               Health Care Facility
               Project), Series 1997A,
               5.800%, 8/01/37

        2,100 UFA Development                7/04 at 102       Aa2    2,102,646
               Corporation, Utica, FHA-
               Insured Mortgage Revenue
               Bonds (Loretto-Utica
               Project), Series 1993,
               5.950%, 7/01/35

--------------------------------------------------------------------------------
33

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Tax Obligation/General -
               4.9%

      $     5 The City of New York,       8/02 at 101 1/2       AAA $      5,271
               General Obligation
               Bonds, Fiscal 1992
               Series C, 6.625%,
               8/01/13

              The City of New York,
              General Obligation
              Bonds, Fiscal 1996
              Series G:
        2,000  5.750%, 2/01/17            2/06 at 101 1/2         A    2,083,840
        2,500  5.750%, 2/01/20            2/06 at 101 1/2         A    2,594,425

        1,750 The City of New York,      11/06 at 101 1/2         A    1,887,323
               General Obligation
               Bonds, Fiscal 1997
               Series D, 5.875%,
               11/01/11

        1,450 The City of New York,       2/02 at 101 1/2         A    1,522,254
               General Obligation
               Bonds, Fiscal 1992
               Series B, 7.500%,
               2/01/06

        4,440 The City of New York,           8/08 at 101         A    4,278,606
               General Obligation
               Bonds, Fiscal 1999
               Series C, 5.000%,
               8/15/22

          950 Northern Mariana Islands        6/10 at 100         A      976,030
               Commonwealth, General
               Obligation Bonds,
               Series 2000A, 6.000%,
               6/01/20

              South Orangetown Central
              School District,
              Rockland County, Serial
              General Obligation
              Bonds, Series 1990:
          390  6.875%, 10/01/08              No Opt. Call        A2      456,230
          390  6.875%, 10/01/09              No Opt. Call        A2      460,407

--------------------------------------------------------------------------------
              Tax Obligation/Limited -
               24.9%

          300 Albany Housing                 10/05 at 102      Baa1      305,541
               Authority, Limited
               Obligation Bonds,
               Series 1995, 5.850%,
               10/01/07

        1,500 Albany Parking                 No Opt. Call      Baa1      623,445
               Authority, Aggregate
               Principal Amount,
               Parking Revenue
               Refunding Bonds, Series
               1992A, 0.000%, 11/01/17

        1,250 Battery Park City              11/03 at 102        A2    1,286,875
               Authority, Junior
               Revenue Refunding
               Bonds, Series 1993A,
               5.800%, 11/01/22

        2,500 Housing New York               11/03 at 102       AAA    2,525,250
               Corporation, Senior
               Revenue Refunding
               Bonds, Series 1993,
               5.000%, 11/01/13

        4,000 Metropolitan                7/03 at 101 1/2       AA-    4,129,880
               Transportation
               Authority, Transit
               Facilities Service
               Contract Bonds, Series
               P, 5.750%, 7/01/15

              Metropolitan
              Transportation
              Authority, Dedicated Tax
              Fund Bonds, Series
              1999A:
        1,000  5.250%, 4/01/23                4/09 at 101       AAA    1,007,350
        1,000  5.000%, 4/01/29                4/09 at 101       AAA      969,870

        1,500 Metropolitan                    4/10 at 100       AAA    1,619,235
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               2000A, 6.000%, 4/01/30

        1,000 Nassau County Interim          11/10 at 100       AAA    1,075,000
               Finance Authority,
               Sales Tax Secure Bonds,
               Series 2000A, 5.750%,
               11/15/16

        1,700 New York City Transit           1/10 at 101       AAA    1,815,073
               Authority, Metropolitan
               Transportation
               Authority, Triborough
               Bridge and Tunnel
               Authority, Certificates
               of Participation,
               Series 2000A, 5.875%,
               1/01/30

        1,500 New York City                   5/10 at 101       AA+    1,626,570
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Fiscal
               2000 Series B, 6.000%,
               11/15/29

        1,000 New York City                   5/10 at 101       AA+    1,029,810
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Fiscal
               2000 Series C, 5.500%,
               11/01/29

        1,915 New York City                   5/10 at 101       Aa3    2,423,241
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Residual
               Interest Certificates,
               Series 319, 6.479%,
               11/01/17 (IF)

          220 Dormitory Authority of     4/01 at 114 5/32      Baa1      251,926
               the State of New York,
               Judicial Facilities
               Lease Revenue Bonds,
               Suffolk County Issue,
               Series 1991A, 9.500%,
               4/15/14

        1,000 Dormitory Authority of          7/04 at 102       AA-    1,054,750
               the State Of New York,
               Revenue Bonds,
               Department Of Education
               of the State of New
               York Issue, Series
               1994A, 6.250%, 7/01/24

        2,900 Dormitory Authority of          7/04 at 102       AA-    2,919,082
               the State of New York,
               Department of Health of
               the State of New York,
               Revenue Bonds, Series
               1994, 5.500%, 7/01/23

        2,500 Dormitory Authority of          2/07 at 102       AA-    2,567,675
               the State of New York,
               Mental Health Services
               Facilities, Improvement
               Revenue Bonds, Series
               1997B, 5.625%, 2/15/21

        1,000 Dormitory Authority of          2/07 at 102       AAA    1,047,080
               the State of New York,
               Mental Health Services
               Facilities, Improvement
               Revenue Bonds, Series
               1997A, 5.750%, 8/15/22

        1,545 New York State                  3/03 at 101       AA-    1,590,469
               Environmental
               Facilities Corporation,
               State Park
               Infrastructure Special
               Obligation Bonds,
               Series 1993A, 5.750%,
               3/15/13

        1,000 New York State Housing      5/06 at 101 1/2         A    1,078,240
               Finance Agency, Health
               Facilities Revenue
               Bonds, 1996 Series A
               Refunding, 6.000%,
               11/01/08

--------------------------------------------------------------------------------
34

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

      $   175 New York State Housing         5/01 at 102         A $    178,190
               Finance Agency, Health
               Facilities Revenue
               Bonds, 1990 Series A
               Refunding, 8.000%,
               11/01/08

        2,520 New York State Housing         9/03 at 102       AA-    2,633,450
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1993
               Series C Refunding,
               5.875%, 9/15/14

          215 New York State Housing         9/05 at 102       AA-      232,834
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1995
               Series A, 6.375%,
               9/15/15

          250 State of New York              9/01 at 102      BBB+      258,725
               Municipal Bond Bank
               Agency, City of
               Buffalo, Special
               Program Bonds, 1991
               Series A, 6.875%,
               3/15/06

           15 New York State Medical         8/04 at 102       AA-       15,957
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series E,
               6.500%, 8/15/24

        3,335 New York State Thruway         4/10 at 101       Aaa    4,185,725
               Authority, Highway and
               Bridge Trust Fund,
               Residual Interest
               Certificates, Series
               368, 6.272%, 4/01/16
               (IF)

        5,745 New York State Thruway        No Opt. Call       AAA    7,120,525
               Authority, Local
               Highway and Bridge
               Service Contract Bonds,
               Series 1999, Drivers
               Series 145, 10.597%,
               10/01/08 (IF)

        7,500 New York State Urban           1/04 at 102       AA-    7,476,525
               Development
               Corporation,
               Correctional Capital
               Facilities, Revenue
               Refunding Bonds, Series
               A, 5.250%, 1/01/21

        1,000 New York State Urban           1/06 at 102       AA-    1,070,390
               Development
               Corporation, Project
               Revenue Bonds (Onondaga
               County Convention
               Center), Refunding
               Series 1995, 6.250%,
               1/01/20

        5,090 New York State Urban           1/03 at 102       AA-    5,189,153
               Development
               Corporation,
               Correctional Capital
               Facilities, Revenue
               Bonds, 1993 Refunding
               Series, 5.500%, 1/01/15

        2,500 New York State Urban           1/08 at 102       AA-    2,367,400
               Development
               Corporation,
               Correctional Facilities
               Service Contract,
               Revenue Bonds, Series
               A, 5.000%, 1/01/28

        2,000 Niagara Falls City             6/08 at 101       AAA    2,017,740
               School District,
               Certificates of
               Participation (High
               School Facility),
               Series 1998, 5.375%,
               6/15/28

        1,420 Niagara Falls City             6/09 at 101      BBB-    1,511,434
               School District,
               Niagara County,
               Certificates of
               Participation (High
               School Facility),
               Series 2000, 6.625%,
               6/15/28

        1,000 Puerto Rico Highway and        7/10 at 101       AAA    1,086,250
               Transportation
               Authority,
               Transportation Revenue
               Bonds, Series B,
               5.750%, 7/01/19

        2,000 34th Street Partnership,       1/03 at 102        A1    2,009,800
               Inc., 34th Street
               Business Improvement
               District, Capital
               Improvement Bonds,
               Series 1993, 5.500%,
               1/01/23

          500 Triborough Bridge and         No Opt. Call       AA-      576,930
               Tunnel Authority,
               Convention Center
               Bonds, Series E,
               7.250%, 1/01/10

        1,250 Virgin Islands Public         10/10 at 101      BBB-    1,340,438
               Finance Authority,
               Revenue Bonds (Virgin
               Islands Gross Receipts
               Taxes Loan Note),
               Series 1999A, 6.500%,
               10/01/24

        1,960 City of Yonkers                2/11 at 100      BBB-    1,970,466
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds
               (Community Development
               Properties Yonkers,
               Inc. Project), Series
               2001A, 6.625%, 2/01/26

-------------------------------------------------------------------------------
              Transpotation - 6.6%

          500 Albany Parking                 9/01 at 102         A      517,835
               Authority, Aggregate
               Principal Amount,
               Parking Revenue
               Refunding Bonds (Green
               and Hudson Garage
               Project) (Letter of
               Credit Secured), Series
               1991A, 7.150%, 9/15/16

        4,000 Metropolitan               7/07 at 101 1/2       AAA    4,219,400
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997A,
               5.750%, 7/01/21

        1,000 Metropolitan                   7/07 at 102       AAA      985,910
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997B,
               5.000%, 7/01/20

        2,000 Metropolitan                   7/07 at 101       AAA    2,030,460
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997C,
               5.375%, 7/01/27

        1,000 New York City Industrial       8/07 at 102      Baa1      911,010
               Development Agency,
               Special Facility
               Revenue Bonds (1990
               American Airlines, Inc.
               Project), Remarketed,
               5.400%, 7/01/20
               (Alternative Minimum
               Tax)

        4,000 New York City Industrial       1/04 at 102        A-    4,169,280
               Development Agency,
               Special Facility
               Revenue Bonds (Terminal
               One Group Association,
               LP Project), Series
               1994, 6.125%, 1/01/24
               (Alternative Minimum
               Tax)

--------------------------------------------------------------------------------
35

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Transpotation
              (continued)

      $   500 New York City Industrial       12/08 at 102        A2 $    451,250
               Development Agency,
               Special Facility
               Revenue Bonds (1998
               British Airways PLC
               Project), Series 1998,
               5.250%, 12/01/32
               (Alternative Minimum
               Tax)

        1,000 Niagara Frontier                4/09 at 101       AAA    1,027,060
               Transportation
               Authority, Buffalo
               Niagara International
               Airport, Airport
               Revenue Bonds, Series
               1999A, 5.625%, 4/01/29
               (Alternative Minimum
               Tax)

        1,500 The Port Authority of          12/07 at 100       AAA    1,563,285
               New York and New
               Jersey, Special Project
               Bonds (JFK
               International Air
               Terminal LLC Project),
               Series 6, 5.750%,
               12/01/25 (Alternative
               Minimum Tax)

          250 Puerto Rico Ports               6/06 at 102      Baa2      255,893
               Authority, Special
               Facilities Revenue
               Bonds (American
               Airlines, Inc.
               Project), 1996 Series
               A, 6.250%, 6/01/26
               (Alternative Minimum
               Tax)

        3,000 Triborough Bridge and           1/10 at 100       Aa3    3,078,960
               Tunnel Authority,
               General Purpose Revenue
               Bonds, Series 1999B,
               5.500%, 1/01/30

--------------------------------------------------------------------------------
              U.S. Guaranteed - 12.0%

        1,600 County of Franklin,            11/02 at 102   BBB-***    1,713,296
               Industrial Development
               Agency, Lease Revenue
               Bonds (County
               Correctional Facility
               Project), Series 1992,
               6.750%, 11/01/12 (Pre-
               refunded to 11/01/02)

        1,025 Metropolitan                    7/02 at 102       AAA    1,087,330
               Transportation
               Authority, Transit
               Facilities Revenue
               Bonds, Series J,
               6.500%, 7/01/18 (Pre-
               refunded to 7/01/02)

        1,000 City of Rochelle                7/02 at 102   Baa2***    1,060,940
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds (College
               of New Rochelle
               Project), 1992 Series,
               6.625%, 7/01/12 (Pre-
               refunded to 7/01/02)

           40 The City of New York,       8/02 at 101 1/2       AAA       42,398
               General Obligation
               Bonds, Fiscal 1992
               Series C, 6.625%,
               8/01/13 (Pre-refunded
               to 8/01/02)

           40 The City of New York,      11/01 at 101 1/2       AAA       41,983
               General Obligation
               Bonds, Fiscal 1991
               Series F, 8.250%,
               11/15/19 (Pre-refunded
               to 11/15/01)

        1,000 The City of New York,           8/04 at 101       Aaa    1,119,480
               General Obligation
               Bonds, Fiscal 1995
               Series B1, 7.000%,
               8/15/16 (Pre-refunded
               to 8/15/04)

          550 The City of New York,       2/02 at 101 1/2      A***      578,743
               General Obligation
               Bonds, Fiscal 1992
               Series B, 7.500%,
               2/01/06 (Pre-refunded
               to 2/01/02)

        1,500 New York City Municipal     6/01 at 101 1/2       Aaa    1,541,775
               Water Finance
               Authority, Water and
               Sewer System Revenue
               Bonds, Fiscal 1991
               Series C, 7.750%,
               6/15/20 (Pre-refunded
               to 6/15/01)

        5,345 New York City Industrial        7/02 at 102    Aa2***    5,664,203
               Development Agency,
               Civic Facility Revenue
               Bonds (1992 The
               Lighthouse, Inc.
               Project), 6.500%,
               7/01/22 (Pre-refunded
               to 7/01/02)

          300 Dormitory Authority of          7/01 at 102    AA-***      310,419
               the State of New York,
               State of New York
               Department of
               Education, Revenue
               Bonds, Series 1991,
               7.750%, 7/01/21 (Pre-
               refunded to 7/01/01)

          400 Dormitory Authority of          8/01 at 102     AA***      414,760
               the State of New York,
               Menorah Campus, Inc.,
               FHA-Insured Mortgage
               Revenue Bonds, Series
               1991, 7.400%, 2/01/31
               (Pre-refunded to
               8/01/01)

          500 Dormitory Authority of          7/01 at 102    AA-***      516,490
               the State of New York,
               Revenue Bonds, State
               University Athletic
               Facility Issue, Series
               1991, 7.250%, 7/01/21
               (Pre-refunded to
               7/01/01)

          250 Dormitory Authority of          7/01 at 102    AA-***      258,263
               the State of New York,
               Department of Health
               Revenue Bonds (Veterans
               Home), Series 1990,
               7.250%, 7/01/21 (Pre-
               refunded to 7/01/01)

          985 Dormitory Authority of          7/04 at 102       AAA    1,119,443
               the State of New York,
               Revenue Bonds, State
               University Issue,
               Series X, 7.400%,
               7/01/24 (Pre-refunded
               to 7/01/04)

        1,500 Dormitory Authority of          7/05 at 102       AAA    1,700,955
               the State of New York,
               Department of Health of
               the State of New York,
               Revenue Bonds (Roswell
               Park Cancer Center),
               Series 1995, 6.625%,
               7/01/24 (Pre-refunded
               to 7/01/05)

        1,250 New York State Energy           6/02 at 102      A***    1,329,475
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds (Long
               Island Lighting Company
               Project), 1989 Series
               A, 7.150%, 9/01/19
               (Alternative Minimum
               Tax) (Pre-refunded to
               6/15/02)

          215 New York State Energy           1/03 at 102      A***      231,177
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds (Long
               Island Lighting Company
               Project), 1992 Series
               D, 6.900%, 8/01/22
               (Alternative Minimum
               Tax) (Pre-refunded to
               1/21/03)

          200 New York State Housing         No Opt. Call       AAA      251,798
               Finance Agency, State
               University Construction
               Refunding Bonds, 1986
               Series A, 8.000%,
               5/01/11


--------------------------------------------------------------------------------
36

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

      $   470 New York State Housing         9/03 at 102    AA-*** $    505,274
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1993
               Series C Refunding,
               5.875%, 9/15/14 (Pre-
               refunded to 9/15/03)

        1,785 New York State Housing         9/07 at 100    AA-***    2,032,544
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1995
               Series A, 6.375%,
               9/15/15 (Pre-refunded
               to 9/15/07)

          250 State of New York              9/01 at 102       AAA      259,635
               Municipal Bond Bank
               Agency, City of
               Rochester, Special
               Program Revenue Bonds,
               1991 Series A, 6.750%,
               3/15/11 (Pre-refunded
               to 9/15/01)

        1,330 New York State Medical         2/03 at 102       AAA    1,424,842
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-
               Insured Mortgage
               Revenue Bonds, 1992
               Series D, 6.450%,
               2/15/09 (Pre-refunded
               to 2/15/03)

              New York State Medical
              Care Facilities Finance
              Agency, Hospital FHA-
              Insured Mortgage Revenue
              Bonds, Series 1994A:
        1,000  6.750%, 8/15/14 (Pre-         2/05 at 102       AAA    1,129,760
               refunded to 2/15/05)
        1,000  6.800%, 8/15/24 (Pre-         2/05 at 102       AAA    1,131,350
               refunded to 2/15/05)

        2,700 New York State Medical         2/05 at 102       AAA    3,054,645
               Care Facilities Finance
               Agency, Secured
               Hospital Revenue Bonds
               (Brookdale Hospital
               Medical Center), 1995
               Series A, 6.800%,
               8/15/12 (Pre-refunded
               to 2/15/05)

        1,480 New York State Medical         2/04 at 102     AA***    1,584,384
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-
               Insured Mortgage
               Revenue Bonds, 1994
               Series A, 6.200%,
               2/15/21 (Pre-refunded
               to 2/15/04)

        1,485 New York State Medical         8/04 at 102    AA-***    1,645,915
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series E,
               6.500%, 8/15/24 (Pre-
               refunded to 8/15/04)

          130 New York State Medical         8/01 at 102     AA***      135,018
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1991 Series A, 7.450%,
               8/15/31 (Pre-refunded
               to 8/15/01)

        2,900 New York State Urban           4/01 at 102       Aaa    2,968,846
               Development
               Corporation, State
               Facilities Revenue
               Bonds, Series 1991,
               7.500%, 4/01/20 (Pre-
               refunded to 4/01/01)

-------------------------------------------------------------------------------
              Utilities - 9.1%

        6,500 Erie County Industrial        12/10 at 103       N/R    4,095,000
               Development Agency,
               Solid Waste Disposal
               Facility Revenue Bonds
               (1998 CanFibre of
               Lackawanna Project),
               8.875%, 12/01/13
               (Alternative Minimum
               Tax)

              Long Island Power
               Authority, Electric
               System General Revenue
               Bonds, Series 1998A:
        1,000  5.250%, 12/01/26              6/08 at 101        A-      986,710
        1,500  5.250%, 12/01/26              6/08 at 101       AAA    1,496,715
        4,455  5.500%, 12/01/29              6/03 at 101        A-    4,512,425

        5,950 New York City Industrial      10/08 at 102      BBB-    5,522,850
               Development Agency,
               Industrial Development
               Revenue Bonds (Brooklyn
               Navy Yard Cogeneration
               Partners, LP Project),
               Series 1997, 5.750%,
               10/01/36 (Alternative
               Minimum Tax)

          350 New York State Energy      7/01 at 100 1/2        A+      355,688
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds
               (Consolidated Edison
               Company of New York,
               Inc. Project), Series
               1991A, 7.500%, 1/01/26
               (Alternative Minimum
               Tax)

          285 New York State Energy          1/03 at 102         A      303,414
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds (Long
               Island Lighting Company
               Project), 1992 Series
               D, 6.900%, 8/01/22
               (Alternative Minimum
               Tax)

        2,435 New York State Energy          7/05 at 102       AAA    2,559,088
               Research and
               Development Authority,
               Adjustable Rate
               Pollution Control
               Revenue Bonds (New York
               State Electric and Gas
               Corporation Project),
               1987 Series A, 6.150%,
               7/01/26 (Alternative
               Minimum Tax)

        1,500 New York State Energy          7/05 at 102       AAA    1,596,555
               Research and
               Development Authority,
               Facilities Refunding
               Revenue Bonds
               (Consolidated Edison
               Company of New York,
               Inc. Project), Series
               1995A, 6.100%, 8/15/20

        2,500 Power Authority of the        11/10 at 100       Aa2    2,492,324
               State of New York,
               Revenue Bonds, Series
               2000A, 5.250%, 11/15/40

          750 Onondaga County Resource       5/02 at 102      Baa1      769,672
               Recovery Agency, System
               Revenue Bonds
               (Development Costs),
               1992 Series, 7.000%,
               5/01/15 (Alternative
               Minimum Tax)

        2,000 Suffolk County                 1/09 at 101       N/R    1,754,499
               Industrial Development
               Agency, 1998 Industrial
               Development Revenue
               Bonds (Nissequogue
               Cogen Partners
               Facility), 5.500%,
               1/01/23 (Alternative
               Minimum Tax)


--------------------------------------------------------------------------------
37

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Water and Sewer - 2.2%

      $ 2,000 New York City Municipal       6/06 at 101       AAA $  2,077,279
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1996 Series B, 5.750%,
               6/15/26

        3,000 New York City Municipal       6/05 at 101       AAA    3,126,149
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1996 Series A, 5.875%,
               6/15/25

          250 New York City Municipal       6/09 at 101       AAA      256,899
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               2000 Series A, 5.500%,
               6/15/32

        1,000 New York City Municipal       6/10 at 101        AA    1,028,829
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               2001 Series A, 5.500%,
               6/15/33

------------------------------------------------------------------------------
     $277,905 Total Investments (cost                              287,206,182
               $271,295,937) - 98.7%
------------------------------------------------------------------------------
------------
              Other Assets Less                                      3,637,467
               Liabilities - 1.3%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $290,843,649
         ---------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
38

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
               Organizations - 13.1%

     $  1,000 Allegany County                8/08 at 102       Aaa $    965,950
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds (Alfred
               University Civic
               Facility), Series 1998,
               5.000%, 8/01/28

        3,095 Town of Amherst,               8/10 at 102       AAA    3,277,079
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds
               (University of Buffalo
               Foundation Faculty -
                Student Housing
               Corporation - Village
               Green Project), Series
               2000A, 5.750%, 8/01/30

        1,350 Town of Hempstead              7/06 at 102       AAA    1,443,785
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds (Hofstra
               University Project),
               Series 1996, 5.800%,
               7/01/15

        1,750 The Trust for Cultural         4/07 at 101       AAA    1,813,578
               Resources of the City
               of New York, Revenue
               Bonds (American Museum
               of Natural History),
               Series 1997A, 5.650%,
               4/01/27

        1,000 New York City Industrial      11/04 at 102       AAA    1,098,580
               Development Agency,
               Civic Facility Revenue
               Bonds (United States
               Tennis Association,
               National Tennis Center
               Incorporated Project),
               6.375%, 11/15/14

        1,145 New York City Industrial       6/07 at 102       Aaa    1,200,155
               Development Agency,
               Civic Facility Revenue
               Bonds (Anti-Defamation
               League Fondation
               Project), Series 1997A,
               5.600%, 6/01/17

          180 Dormitory Authority of         6/01 at 101       AAA      183,596
               the State of New York,
               College and University
               Revenue (Pooled Capital
               Program), Series 1985,
               7.800%, 12/01/05

        3,090 Dormitory Authority of         7/04 at 102       AAA    2,965,937
               the State of New York,
               Mount Sinai School of
               Medicine, Insured
               Revenue Bonds, Series
               1994A, 5.000%, 7/01/21

        1,500 Dormitory Authority of         7/05 at 102       AAA    1,584,300
               the State of New York,
               Sarah Lawrence College,
               Revenue Bonds, Series
               1995, 6.000%, 7/01/24

        5,000 Dormitory Authority of         5/06 at 102       AAA    5,108,450
               the State of New York,
               State University
               Educational Facilities,
               Revenue Bonds, Series
               1996, 5.500%, 5/15/26

        2,925 Dormitory Authority of         7/07 at 102       AAA    3,067,828
               the State of New York,
               Siena College, Insured
               Revenue Bonds, Series
               1997, 5.750%, 7/01/26

        4,000 Dormitory Authority of         7/08 at 101       AAA    3,865,560
               the State of New York,
               Fordham University,
               Insured Revenue Bonds,
               Series 1998, 5.000%,
               7/01/28

        3,000 Dormitory Authority of         7/08 at 101       Aaa    2,937,930
               the State of New York,
               Ithaca College, Insured
               Revenue Bonds, Series
               1998, 5.000%, 7/01/21

        3,250 Dormitory Authority of         7/10 at 101       AAA    3,441,653
               the State of New York,
               Upstate Community
               Colleges, Revenue
               Bonds, Series 2000A,
               5.750%, 7/01/29

        5,280 Dormitory Authority of         7/10 at 101       AAA    3,288,701
               the State of New York,
               University of
               Rochester, Revenue
               Bonds, Series A,
               0.000%, 7/01/25

        1,000 Dormitory Authority of         7/10 at 102       AAA    1,085,210
               the State of New York,
               Pace University,
               Insured Revenue Bonds,
               Series 2000, 6.000%,
               7/01/29

        4,695 Dormitory Authority of         7/01 at 102       AAA    4,818,760
               the State of New York,
               New York University,
               Insured Revenue Bonds,
               Series 1991, 6.250%,
               7/01/09

        1,000 Dormitory Authority of         7/10 at 100       AAA      993,510
               the State of New York,
               City University, System
               Consolidated Revenue
               Bonds (Fourth General
               Resolution), 2000
               Series A, 5.125%,
               7/01/22

        1,000 Dormitory Authority of         7/11 at 101       AAA    1,002,050
               the State of New York,
               Canisius College,
               Revenue Bonds, Series
               2000, 5.250%, 7/01/30

-------------------------------------------------------------------------------
              Healthcare - 12.3%

        2,980 New York City Health and       2/03 at 102       AAA    3,044,904
               Hospitals Corporation,
               Health System Bonds,
               1993 Series A, 5.750%,
               2/15/22

        6,460 Dormitory Authority of         8/05 at 102       AAA    6,682,289
               the State of New York,
               St. Vincent's Hospital
               and Medical Center of
               New York, FHA-Insured
               Mortgage Revenue Bonds,
               Series 1995, 5.800%,
               8/01/25

        3,730 Dormitory Authority of         2/06 at 102       AAA    3,855,515
               the State of New York,
               Maimonides Medical
               Center, FHA-Insured
               Mortgage Hospital
               Revenue Bonds, Series
               1996A, 5.750%, 8/01/24

        2,500 Dormitory Authority of     2/08 at 101 1/2       AAA    2,393,925
               the State of New York,
               Southside Hospital,
               Secured Hospital
               Insured Revenue Bonds,
               Series 1998, 5.000%,
               2/15/25

        1,750 Dormitory Authority of         2/08 at 101       AAA    1,657,985
               the State of New York,
               New York and
               Presbyterian Hospital,
               FHA-Insured Mortgage
               Hospital Revenue Bonds,
               Series 1998, 5.000%,
               8/01/32

--------------------------------------------------------------------------------
39

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Healthcare (continued)

     $  3,000 Dormitory Authority of the    11/08 at 101       AAA $  2,883,750
               State of New York, North
               Shore Health System
               Obligated Group, North
               Shore University Hospital
               Revenue Bonds, Series
               1998, 5.000%, 11/01/23

        3,105 Dormitory Authority of the     7/09 at 101       AAA    3,189,798
               State of New York,
               Catholic Health Services
               of Long Island Obligated
               Group, St. Charles
               Hospital and
               Rehabilitation Center
               Revenue Bonds, Series
               1999A, 5.500%, 7/01/22

        2,260 Dormitory Authority of the     7/09 at 101       AAA    2,310,805
               State of New York,
               Catholic Health Services
               of Long Island Obligated
               Group, St. Francis
               Hospital Revenue Bonds,
               Series 1999A, 5.500%,
               7/01/29

        1,000 Dormitory Authority of the     7/09 at 101       AAA    1,056,840
               State of New York, New
               Island Hospital Insured
               Revenue Bonds, Series
               1999A, 5.750%, 7/01/19

        3,000 New York State Medical        11/02 at 102       AAA    3,172,320
               Care Facilities Finance
               Agency, Revenue Bonds
               (South Nassau Communities
               Hospital Project), 1992
               Series A, 6.125%,
               11/01/11

        1,670 New York State Medical        11/01 at 102       AAA    1,715,274
               Care Facilities Finance
               Agency, Revenue Bonds
               (Our Lady of Victory
               Hospital Project), 1991
               Series A, 6.625%,
               11/01/16

              New York State Medical
              Care Facilities Finance
              Agency, Revenue Bonds
              (Sisters of Charity
              Hospital of Buffalo
              Project), 1991 Series A:
          500  6.600%, 11/01/10             11/01 at 102       AAA      519,680
        1,550  6.625%, 11/01/18             11/01 at 102       AAA    1,608,652

        4,000 New York State Medical         2/04 at 102       AAA    4,027,600
               Care Facilities Finance
               Agency, Hospital Insured
               Mortgage Revenue Bonds,
               1994 Series A Refunding,
               5.375%, 2/15/25

          635 New York State Medical         8/01 at 100        AA      643,153
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1989 Series B, 7.350%,
               2/15/29

        2,890 New York State Medical         2/05 at 102       AAA    3,028,576
               Care Facilities Finance
               Agency, Montefiore
               Medical Center, FHA-
               Insured Mortgage Revenue
               Bonds, 1995 Series A,
               5.750%, 2/15/15

-------------------------------------------------------------------------------
              Housing/Multifamily - 9.2%

        5,000 New York City Housing          3/01 at 105       AAA    5,257,350
               Development Corporation,
               Multifamily Housing
               Limited Obligation Bonds
               (Pass Through
               Certificates), Series
               1991A, 6.500%, 2/20/19

              New York State Finance
              Agency, Mortgage Revenue
              Bonds (Housing Project),
              1996 Series A Refunding:
        5,650  6.100%, 11/01/15              5/06 at 102       AAA    5,996,628
        4,980  6.125%, 11/01/20              5/06 at 102       AAA    5,240,305

          635 New York State Housing         5/01 at 101       AAA      659,016
               Finance Agency,
               Multifamily Housing
               Revenue Bonds (AMBAC-
               Insured Program), 1989
               Series A, 7.450%,
               11/01/28

              New York State Urban
              Development Corporation,
              Section 236 Revenue Bonds,
              Series 1992A:
        3,850  6.700%, 1/01/12               1/02 at 102       AAA    4,022,057
        9,650  6.750%, 1/01/26               1/02 at 102       AAA   10,079,425

-------------------------------------------------------------------------------
              Long-Term Care - 1.6%

        4,250 Village of East Rochester      8/07 at 102       AAA    4,387,445
               Housing Authority, FHA-
               Insured Mortgage Revenue
               Bonds (St. Johns Meadows
               Project), Series 1997A,
               5.700%, 8/01/27

        1,000 Dormitory Authority of the     7/02 at 102       AAA    1,051,340
               State of New York,
               Insured Revenue Bonds
               (United Cerebral Palsy
               Association of
               Westchester County,
               Inc.), Series 1992,
               6.200%, 7/01/12

-------------------------------------------------------------------------------
              Tax Obligation/General -
               8.7%

        1,000 City of Buffalo, Refunding     8/01 at 101       AAA    1,021,850
               Serial Bonds of 1991,
               6.150%, 2/01/04

              Camden Central School
              District, Oneida County,
              School District Serial
              Bonds of 1991:
          500  7.100%, 6/15/07              No Opt. Call       AAA      583,975
          600  7.100%, 6/15/08              No Opt. Call       AAA      710,988
          600  7.100%, 6/15/09              No Opt. Call       AAA      719,580
          275  7.100%, 6/15/10              No Opt. Call       AAA      333,828

          500 Greece Central School         No Opt. Call       AAA      562,655
               District, Monroe County,
               General Obligation Bonds,
               School District Serial
               Bonds of 1992, 6.000%,
               6/15/09

--------------------------------------------------------------------------------
40

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

              Town of Halfmoon,
               Saratoga County, Public
               Improvement Serial
               Bonds of 1991:
     $    385  6.500%, 6/01/09              No Opt. Call       AAA $    446,662
          395  6.500%, 6/01/10              No Opt. Call       AAA      461,253
          395  6.500%, 6/01/11              No Opt. Call       AAA      466,440

              Middle County Central
              School, District at
              Centereach in the Town
              of Brookhaven, County of
              Suffolk, School District
              Serial Bonds of 1991
              (Unlimited Tax):
          475  6.900%, 12/15/07             No Opt. Call       AAA      555,099
          475  6.900%, 12/15/08             No Opt. Call       AAA      561,878

              Mount Sinai Union Free
              School District, County
              of Suffolk, School
              District Refunding
              Serial Bonds of 1992:
          500  6.200%, 2/15/15              No Opt. Call       AAA      579,780
        1,035  6.200%, 2/15/16              No Opt. Call       AAA    1,198,644

        1,500 County of Nassau,              8/04 at 103       AAA    1,592,700
               General Obligation
               Serial Bonds, General
               Improvement Bonds,
               Series O, 5.700%,
               8/01/13

        1,125 County of Nassau,              3/10 at 100       AAA    1,211,288
               General Obligation
               Serial Bonds, General
               Improvement Bonds,
               Series F, 6.000%,
               3/01/20

        1,000 County of Nassau,              6/09 at 102       AAA    1,005,040
               General Obligation
               Serial Bonds, General
               Improvement Bonds,
               Series B, 5.250%,
               6/01/23

        1,020 City of New Rochelle,          8/04 at 102       AAA    1,080,843
               Westchester County,
               General Obligations,
               Public Improvement
               Bonds, 1994
               Series B, 6.200%,
               8/15/22

              The City of New York,
               General Obligation
               Bonds, Fiscal 1992
               Series C:
           60  6.250%, 8/01/10           8/02 at 101 1/2       AAA       62,965
           20  6.625%, 8/01/12           8/02 at 101 1/2       AAA       21,083

              The City of New York,
               General Obligation
               Bonds, Fiscal 1990
               Series B:
        1,300  7.000%, 10/01/15              4/01 at 100       AAA    1,311,336
        2,000  7.000%, 10/01/16              4/01 at 100       AAA    2,006,520
        1,025  7.000%, 10/01/17              4/01 at 100       AAA    1,028,342
          310  7.000%, 10/01/18              4/01 at 100       AAA      310,896

        1,590 City of Niagara Falls,         3/04 at 102       AAA    1,747,935
               Niagara County, Public
               Improvement Serial
               Bonds of 1994, 6.900%,
               3/01/21

        1,505 Town of North Hempstead,      No Opt. Call       AAA    1,778,112
               Nassau County, General
               Obligation Refunding
               Serial Bonds of 1992,
               Series B, 6.400%,
               4/01/14

          800 Commonwealth of Puerto         7/10 at 100       AAA      852,584
               Rico, General
               Obligation Bonds,
               Public Improvement
               Bonds of 2000, 5.750%,
               7/01/26

              Rensselaer County,
               General Obligation
               Serial Bonds, Series
               1991:
          960  6.700%, 2/15/13              No Opt. Call       AAA    1,157,386
          960  6.700%, 2/15/14              No Opt. Call       AAA    1,160,122
          960  6.700%, 2/15/15              No Opt. Call       AAA    1,161,235

              Rondout Valley Central
              School District at
              Accord, Ulster County,
              General Obligation,
              School District Serial
              Bonds of 1991:
          550  6.800%, 6/15/06              No Opt. Call       AAA      624,476
          550  6.850%, 6/15/07              No Opt. Call       AAA      635,366
          550  6.850%, 6/15/08              No Opt. Call       AAA      643,418
          550  6.850%, 6/15/09              No Opt. Call       AAA      650,628
          550  6.850%, 6/15/10              No Opt. Call       AAA      657,206

          600 County of Suffolk,             5/02 at 102       AAA      628,398
               General Obligation
               Refunding Serial Bonds,
               Public Improvement
               Refunding Bonds, 1993
               Series B, 6.150%,
               5/01/10

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               12.2%

        2,500 Metropolitan                   4/07 at 101       AAA    2,510,500
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               1996A, 5.250%, 4/01/26

        2,500 Metropolitan                   4/08 at 101       AAA    2,306,375
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               1998A, 4.750%, 4/01/28

        1,000 Metropolitan                   4/09 at 101       AAA    1,005,070
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               1999A, 5.000%, 4/01/17

        2,000 Metropolitan                   4/10 at 100       AAA    2,158,980
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               2000A, 6.000%, 4/01/30

--------------------------------------------------------------------------------
41

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

     $  4,625 New York City Transit          1/10 at 101       AAA $  4,938,066
               Authority, Metropolitan
               Transportation
               Authority, Triborough
               Bridge and Tunnel
               Authority, Certificates
               of Participation,
               Series 2000A, 5.875%,
               1/01/30

        3,000 New York City                  5/10 at 101       AAA    3,260,130
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Fiscal
               2000 Series B, 6.000%,
               11/15/24

        2,750 Dormitory Authority of         5/10 at 101       AAA    2,910,683
               the State of New York,
               Court Facilities Lease
               Revenue Bonds, the City
               of New York Issue,
               Series 1999, 5.750%,
               5/15/30

        3,400 Dormitory Authority of         8/09 at 101       AAA    3,363,042
               the State of New York,
               Mental Health Services
               Facilities, Improvement
               Revenue Bonds, Series
               1999D, 5.250%, 2/15/29

        3,280 New York Local                 4/04 at 100       AAA    3,171,268
               Government Assistance
               Corporation, A Public
               Benefit Corporation of
               the State of New York,
               Revenue Bonds, Series
               1993D, 5.000%, 4/01/23

        2,000 New York State Medical         2/04 at 102       AAA    1,975,280
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series A,
               5.250%, 8/15/23

          185 New York State Medical         2/02 at 102       AAA      190,842
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1992 Series B,
               6.250%, 8/15/18

          150 New York State Medical         2/02 at 102       AAA      157,223
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, Series 1992A,
               6.375%, 8/15/17

        2,000 New York State Medical         2/04 at 102       AAA    2,001,260
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1993 Series F
               Refunding, 5.250%,
               2/15/19

        4,000 New York State Urban           4/06 at 102       AAA    4,114,360
               Development
               Corporation, Revenue
               Bonds (Sports Facility
               Assistance Program),
               1996 Series A, 5.500%,
               4/01/19

        5,000 New York State Urban           1/09 at 101       AAA    5,376,550
               Development
               Corporation,
               Correctional Facilities
               Service Contract,
               Revenue Bonds, Series
               C, 6.000%, 1/01/29

        2,000 Empire State Development       1/11 at 100       AAA    1,990,000
               Corporation, New York
               State Urban Development
               Corporation,
               Correctional Facilities
               Service Contract,
               Revenue Bonds, Series
               C, 5.125%, 1/01/21

-------------------------------------------------------------------------------
              Transportation - 10.9%

        2,500 Albany County Airport         12/07 at 102       AAA    2,569,075
               Authority, Airport
               Revenue Bonds, Series
               1997, 5.500%, 12/15/19
               (Alternative Minimum
               Tax)

        3,000 Buffalo and Fort Erie          1/05 at 101       AAA    3,095,460
               Public Bridge
               Authority, Toll Bridge
               System Revenue Bonds,
               Series 1995, 5.750%,
               1/01/25

        4,000 Metropolitan                   7/05 at 101       AAA    4,128,240
               Transportation
               Authority, Commuter
               Facilities Subordinated
               Revenue Bonds, Series
               1995-2 (Grand Central
               Terminal Redevelopment
               Project), 5.700%,
               7/01/24

        3,000 Metropolitan               7/07 at 101 1/2       AAA    3,164,550
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997A,
               5.750%, 7/01/21

        3,040 Metropolitan                   7/07 at 102       AAA    3,019,328
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997B,
               5.125%, 7/01/24

        2,000 Metropolitan                   7/07 at 101       AAA    2,030,460
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997C,
               5.375%, 7/01/27

        3,500 Metropolitan                   7/07 at 101       AAA    3,440,535
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997E,
               5.000%, 7/01/21

              Niagara Frontier
              Transportation
              Authority, Airport
              Revenue Bonds, Series
              1998 (Buffalo Niagara
              International Airport):
        1,000  5.000%, 4/01/18               4/08 at 101       AAA      976,930
               (Alternative Minimum
               Tax)
        1,500  5.000%, 4/01/28               4/08 at 101       AAA    1,416,885
               (Alternative Minimum
               Tax)

        3,000 Niagara Frontier               4/09 at 101       AAA    3,081,180
               Transportation
               Authority, Airport
               Revenue Bonds, Series
               1999A (Buffalo Niagara
               International Airport),
               5.625%, 4/01/29
               (Alternative Minimum
               Tax)

        4,000 The Port Authority of         10/07 at 101       AAA    4,171,960
               New York and New
               Jersey, Consolidated
               Bonds, One Hundred
               Twentieth Series,
               5.750%, 10/15/26
               (Alternative Minimum
               Tax)

        3,000 The Port Authority of         12/07 at 100       AAA    3,126,570
               New York and New
               Jersey, Special Project
               Bonds, Series 6 (JFK
               International Air
               Terminal LLC Project),
               5.750%, 12/01/25
               (Alternative Minimum
               Tax)

        2,750 Triborough Bridge and      1/02 at 101 1/2       AAA    2,852,245
               Tunnel Authority,
               General Purpose Revenue
               Bonds, Series X,
               6.500%, 1/01/19


--------------------------------------------------------------------------------
42

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed - 18.5%

     $  3,385 Buffalo Municipal Water        7/03 at 102       AAA $  3,619,817
               Finance Authority,
               Water System Revenue
               Bonds, Series 1992,
               5.750%, 7/01/19 (Pre-
               refunded to 7/01/03)

        1,000 Erie County Water             12/09 at 100       AAA    1,179,400
               Authority, Water Works
               System Revenue Bonds,
               Series 1990B, 6.750%,
               12/01/14

       10,340 Metropolitan                   7/02 at 102       AAA   10,968,775
               Transportation
               Authority, Transit
               Facilities Revenue
               Bonds, Series J,
               6.500%, 7/01/18 (Pre-
               refunded to 7/01/02)

              County of Monroe,
               General Obligations,
               Public Improvement
               Bonds, Series 1992:
          375  6.500%, 6/01/15 (Pre-         6/01 at 102       AAA      385,526
               refunded to 6/01/01)
          375  6.500%, 6/01/16 (Pre-         6/01 at 102       AAA      385,526
               refunded to 6/01/01)
          350  6.500%, 6/01/17 (Pre-         6/01 at 102       AAA      359,825
               refunded to 6/01/01)

        4,840 Nassau County Industrial       8/01 at 102       AAA    5,006,496
               Development Agency,
               Civic Facility Revenue
               Bonds (Hofstra
               University Project),
               Series 1991, 6.750%,
               8/01/11 (Pre-refunded
               to 8/01/01)

              The City of New York,
               General Obligation
               Bonds, Fiscal 1992
               Series C:
        3,940  6.250%, 8/01/10 (Pre-     8/02 at 101 1/2       AAA    4,155,754
               refunded to 8/01/02)
           55  6.625%, 8/01/12 (Pre-     8/02 at 101 1/2       AAA       58,297
               refunded to 8/01/02)

        2,000 New York City Municipal        6/01 at 101       AAA    2,040,240
               Water Finance
               Authority, Water and
               Sewer System Revenue
               Bonds, Fiscal 1992
               Series A, 6.750%,
               6/15/16 (Pre-refunded
               to 6/15/01)

        2,500 Dormitory Authority of         7/01 at 102       AAA    2,582,550
               the State of New York,
               Cooper Union, Insured
               Revenue Bonds, Series
               1990, 7.200%, 7/01/20
               (Pre-refunded to
               7/01/01)

          305 Dormitory Authority of         7/01 at 102       AAA      314,107
               the State of New York,
               New York University,
               Insured Revenue Bonds,
               Series 1991, 6.250%,
               7/01/09 (Pre-refunded
               to 7/01/01)

        1,000 New York State Medical        11/01 at 102       AAA    1,040,910
               Care Facilities Finance
               Agency, Revenue Bonds
               (Aurelia Osborn Fox
               Memorial Hospital
               Project), 1992 Series
               A, 6.500%, 11/01/19
               (Pre-refunded to
               11/01/01)

        1,000 New York State Medical         8/04 at 102       AAA    1,099,830
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series D,
               6.150%, 2/15/15 (Pre-
               refunded to 8/15/04)

        2,500 New York State Medical        11/03 at 102       AAA    2,716,025
               Care Facilities Finance
               Agency, Revenue Bonds
               (St. Mary's Hospital
               (Rochester) Mortgage
               Project), 1994 Series A
               Refunding, 6.200%,
               11/01/14 (Pre-refunded
               to 11/01/03)

        2,630 New York State Medical         2/02 at 102       AAA    2,753,557
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1992 Series B,
               6.250%, 8/15/18 (Pre-
               refunded to 2/15/02)

        7,000 New York State Medical         2/05 at 102       AAA    7,919,450
               Care Facilities Finance
               Agency, New York
               Hospital, FHA-Insured
               Mortgage Revenue Bonds,
               Series 1994A, 6.800%,
               8/15/24 (Pre-refunded
               to 2/15/05)

        6,000 New York State Medical         2/02 at 102       AAA    6,288,900
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, Series 1992A,
               6.375%, 8/15/17 (Pre-
               refunded to 2/15/02)

        2,000 Power Authority of the         1/02 at 102       AAA    2,092,100
               State of New York,
               General Purpose Bonds,
               Series Z, 6.500%,
               1/01/19 (Pre-refunded
               to 1/01/02)

        5,300 New York State Thruway         1/02 at 102       AAA    5,509,562
               Authority, General
               Revenue Bonds, Series
               A, 5.750%, 1/01/19
               (Pre-refunded to
               1/01/02)

              Nyack Union Free School
               District, Rockland
               County, School District
               Serial Bonds of 1992:
          625  6.500%, 4/01/12 (Pre-         4/02 at 102       AAA      658,413
               refunded to 4/01/02)
          625  6.500%, 4/01/13 (Pre-         4/02 at 102       AAA      658,413
               refunded to 4/01/02)
          625  6.500%, 4/01/14 (Pre-         4/02 at 102       AAA      658,413
               refunded to 4/01/02)

-------------------------------------------------------------------------------
              Utilities - 5.1%

              Long Island Power
               Authority, Electric
               System General Revenue
               Bonds, Series 1998A:
        6,520  0.000%, 12/01/19             No Opt. Call       AAA    2,486,793
        4,035  5.125%, 12/01/22              6/08 at 101       AAA    3,982,585
        1,000  5.750%, 12/01/24              6/08 at 101       AAA    1,049,910
        2,000  5.250%, 12/01/26              6/08 at 101       AAA    1,995,620
        3,380  5.250%, 12/01/26              6/08 at 101       AAA    3,372,598

              Long Island Power
               Authority, Electric
               System General Revenue
               Bonds, Series 2000A:
        2,000  0.000%, 6/01/24              No Opt. Call       AAA      589,100
        2,000  0.000%, 6/01/25              No Opt. Call       AAA      557,619


--------------------------------------------------------------------------------
43

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Utilities  (continued)

     $  1,000 New York State Energy         3/09 at 102       AAA $    986,609
               Research and Development
               Authority, Electric
               Facilities Revenue Bonds
               (Long Island Lighting
               Company Project), 1997
               Series A, 5.300%,
               8/01/25 (Alternative
               Minimum Tax)

        2,000 New York State Energy         7/05 at 102       AAA    2,101,919
               Research and Development
               Authority, Adjustable
               Rate Pollution Control
               Revenue Bonds (New York
               State Electric and Gas
               Corporation Project),
               1987 Series A, 6.150%,
               7/01/26 (Alternative
               Minimum Tax)

------------------------------------------------------------------------------
              Water and Sewer - 6.9%

        2,955 City of Buffalo Municipal     7/08 at 101       AAA    2,855,681
               Water Finance Authority,
               Water System Revenue
               Bonds, Series 1998-A,
               5.000%, 7/01/28

        8,120 New York City Municipal       6/06 at 101       AAA    8,433,756
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1996 Series B, 5.750%,
               6/15/26

        1,250 New York City Municipal       6/01 at 101       AAA    1,273,249
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1992 Series A, 6.750%,
               6/15/16

        4,650 New York City Municipal       6/02 at 100       AAA    4,676,458
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1993 Series A, 5.500%,
               6/15/20

        1,000 New York City Municipal       6/10 at 101       AAA    1,084,139
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               2000 Series B, 6.000%,
               6/15/33

        1,450 New York State                3/01 at 101       AAA    1,469,096
               Environmental Facilities
               Corporation, State Water
               Pollution Control,
               Revolving Fund Revenue
               Bonds, Series 1990C
               (Pooled Loan Issue),
               7.200%, 3/15/11

        3,700 Suffolk County Water          6/03 at 102       AAA    3,693,598
               Authority, Water System
               Revenue Bonds, Series
               1994, 5.000%,
               6/01/17

------------------------------------------------------------------------------
     $330,435 Total Investments (cost                              333,721,418
               $312,421,053) - 98.5%
------------------------------------------------------------------------------
------------
              Other Assets Less                                      4,961,053
               Liabilities - 1.5%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $338,682,471
         ---------------------------------------------------------------------

         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
44

                 Statement of Net Assets
                 February 28, 2001


                                                                      New York
                            Connecticut   New Jersey     New York      Insured
------------------------------------------------------------------------------
Assets
Investments in municipal
 securities, at market
 value                     $239,616,460 $121,154,096 $287,206,182 $333,721,418
Temporary investments in
 short-term municipal
 securities,
 at amortized cost, which
 approximates market
 value                        2,000,000    1,500,000           --           --
Cash                                 --           --      144,427      350,466
Receivables:
 Interest                     3,789,349    1,637,452    4,120,406    3,771,112
 Investments sold             3,294,600           --      306,000    2,244,000
 Shares sold                    739,468      409,781      525,852      120,127
Other assets                      1,648          811        1,582       10,889
------------------------------------------------------------------------------
  Total assets              249,441,525  124,702,140  292,304,449  340,218,012
------------------------------------------------------------------------------
Liabilities
Cash overdraft                  721,562    1,210,143           --           --
Payables:
 Investments purchased        2,584,025           --           --           --
 Shares redeemed                745,243       91,327      456,953      251,659
Accrued expenses:
 Management fees                101,838       51,418       93,199      140,297
 12b-1 distribution and
  service fees                   55,974       26,056       44,523       23,742
 Other                           91,764      127,459       98,539      172,773
Dividends payable               453,234      266,675      767,586      947,070
------------------------------------------------------------------------------
  Total liabilities           4,753,640    1,773,078    1,460,800    1,535,541
------------------------------------------------------------------------------
Net assets                 $244,687,885 $122,929,062 $290,843,649 $338,682,471
------------------------------------------------------------------------------
Class A Shares
Net assets                 $204,442,043 $ 52,276,681 $102,144,494 $ 56,935,766
Shares outstanding           19,446,680    5,004,883    9,579,322    5,424,881
Net asset value and
 redemption price per
 share                     $      10.51 $      10.45 $      10.66 $      10.50
Offering price per share
 (net asset value per
 share plus
 maximum sales charge of
 4.20% of offering price)  $      10.97 $      10.91 $      11.13 $      10.96
------------------------------------------------------------------------------
Class B Shares
Net assets                 $ 19,793,759 $ 15,979,239 $ 25,991,920 $ 16,964,852
Shares outstanding            1,886,760    1,530,483    2,434,371    1,614,549
Net asset value, offering
 and redemption price per
 share                     $      10.49 $      10.44 $      10.68 $      10.51
------------------------------------------------------------------------------
Class C Shares
Net assets                 $ 18,459,965 $ 12,757,341 $ 17,756,845 $  5,130,547
Shares outstanding            1,758,519    1,225,171    1,660,231      489,022
Net asset value, offering
 and redemption price per
 share                     $      10.50 $      10.41 $      10.70 $      10.49
------------------------------------------------------------------------------
Class R Shares
Net assets                 $  1,992,118 $ 41,915,801 $144,950,390 $259,651,306
Shares outstanding              189,014    4,012,773   13,555,486   24,718,065
Net asset value, offering
 and redemption price per
 share                     $      10.54 $      10.45 $      10.69 $      10.50
------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
45

                 Statement of Operations
                 Year Ended February 28, 2001


                                                                      New York
                            Connecticut   New Jersey     New York      Insured
-------------------------------------------------------------------------------
Investment Income           $14,141,786  $ 6,498,032  $16,519,514  $19,647,755
-------------------------------------------------------------------------------
Expenses
Management fees               1,268,580      624,682    1,453,591    1,799,004
12b-1 service fees--Class
 A                              395,419       95,678      182,013      109,690
12b-1 distribution and
 service fees--Class B          166,549      137,231      208,359      149,209
12b-1 distribution and
 service fees--Class C          121,096       81,757      101,063       33,375
Shareholders' servicing
 agent fees and expenses        125,305      127,892      228,147      328,711
Custodian's fees and
 expenses                        99,692       91,955      111,979      115,876
Trustees' fees and
 expenses                         7,416        5,295        9,104        9,561
Professional fees                11,944       11,326       14,594       23,849
Shareholders' reports--
 printing and mailing
 expenses                        28,595       30,432       51,486       64,784
Federal and state
 registration fees                5,111        5,951       10,956        4,630
Other expenses                   10,678        6,412       14,065       10,579
-------------------------------------------------------------------------------
Total expenses before
 custodian fee credit and
 expense reimbursement        2,240,385    1,218,611    2,385,357    2,649,268
 Custodian fee credit           (24,558)     (18,262)     (16,064)     (22,380)
 Expense reimbursement               --           --     (563,654)          --
-------------------------------------------------------------------------------
Net expenses                  2,215,827    1,200,349    1,805,639    2,626,888
-------------------------------------------------------------------------------
Net investment income        11,925,959    5,297,683   14,713,875   17,020,867
-------------------------------------------------------------------------------
Realized and Unrealized
 Gain (Loss) from
 Investments
Net realized gain (loss)
 from investment
 transactions                    43,604     (911,716)  (1,083,238)    (775,844)
Net change in unrealized
 appreciation or
 depreciation of
 investments                 12,511,600    9,002,825   14,578,377   18,864,887
-------------------------------------------------------------------------------
Net gain from investments    12,555,204    8,091,109   13,495,139   18,089,043
-------------------------------------------------------------------------------
Net increase in net assets
 from operations            $24,481,163  $13,388,792  $28,209,014  $35,109,910
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
46

                 Statement of Changes in Net Assets



                                 Connecticut                 New Jersey
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               2/28/01       2/29/00       2/28/01       2/29/00
---------------------------------------------------------------------------------
Operations
Net investment income     $ 11,925,959  $ 12,145,044  $  5,297,683  $  5,674,144
Net realized gain (loss)
 from investment
 transactions                   43,604       (98,153)     (911,716)     (442,612)
Net change in unrealized
 appreciation or
 depreciation of
 investments                12,511,600   (21,884,560)    9,002,825    (9,982,626)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 24,481,163    (9,837,669)   13,388,792    (4,751,094)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From and in excess of
 net investment income:
 Class A                   (10,309,075)  (10,657,962)   (2,267,812)   (2,490,807)
 Class B                      (776,283)     (614,284)     (574,072)     (549,377)
 Class C                      (749,723)     (782,580)     (459,908)     (455,400)
 Class R                       (91,566)      (59,079)   (1,991,416)   (2,180,089)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --            --            --            --
 Class B                            --            --            --            --
 Class C                            --            --            --            --
 Class R                            --            --            --            --
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (11,926,647)  (12,113,905)   (5,293,208)   (5,675,673)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  24,002,995    31,868,633    16,024,610    23,313,205
Net proceeds from shares
 issued to shareholders
 due to
 reinvestment of
 distributions               5,196,463     5,335,507     3,069,850     3,366,469
---------------------------------------------------------------------------------
                            29,199,458    37,204,140    19,094,460    26,679,674
Cost of shares redeemed    (26,930,857)  (34,509,563)  (14,241,042)  (27,406,311)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions          2,268,601     2,694,577     4,853,418      (726,637)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              14,823,117   (19,256,997)   12,949,002   (11,153,404)
Net assets at the
 beginning of year         229,864,768   249,121,765   109,980,060   121,133,464
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $244,687,885  $229,864,768  $122,929,062  $109,980,060
---------------------------------------------------------------------------------
Undistributed (Over-
 distribution of) net
 investment income at
 the end of year          $     45,507  $     46,195  $      5,131  $        656
---------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
47

                                  New York                New York Insured
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               2/28/01       2/29/00       2/28/01       2/29/00
---------------------------------------------------------------------------------
Operations
Net investment income     $ 14,713,875  $ 14,101,903  $ 17,020,867  $ 18,335,269
Net realized gain (loss)
 from investment
 transactions               (1,083,238)     (777,587)     (775,844)     (516,349)
Net change in unrealized
 appreciation or
 depreciation of
 investments                14,578,377   (19,650,813)   18,864,887   (26,997,720)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 28,209,014    (6,326,497)   35,109,910    (9,178,800)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From and in excess of
 net investment income:
 Class A                    (5,186,887)   (4,361,271)   (2,768,762)   (2,744,482)
 Class B                    (1,085,951)     (757,621)     (672,204)     (682,606)
 Class C                      (693,182)     (452,805)     (199,563)     (194,703)
 Class R                    (8,419,221)   (8,347,109)  (13,528,306)  (14,463,882)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --      (171,256)           --       (21,641)
 Class B                            --       (38,412)           --        (6,843)
 Class C                            --       (20,085)           --        (1,774)
 Class R                            --      (305,575)           --      (105,965)
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (15,385,241)  (14,454,134)  (17,168,835)  (18,221,896)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  50,855,858    51,408,121    18,976,752    31,304,562
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               8,816,108     8,466,145    11,408,731    12,335,565
---------------------------------------------------------------------------------
                            59,671,966    59,874,266    30,385,483    43,640,127
Cost of shares redeemed    (31,990,305)  (47,492,353)  (44,997,751)  (52,615,589)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions         27,681,661    12,381,913   (14,612,268)   (8,975,462)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              40,505,434    (8,398,718)    3,328,807   (36,376,158)
Net assets at the
 beginning of year         250,338,215   258,736,933   335,353,664   371,729,822
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $290,843,649  $250,338,215  $338,682,471  $335,353,664
---------------------------------------------------------------------------------
Undistributed (Over-
 distribution of) net
 investment income at
 the end of year          $   (387,111) $    284,255  $    165,103  $    313,071
---------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
48

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was orga-nized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, Connecticut had outstanding when-issued and delayed delivery purchase commitments of $2,584,025. There were no such out-standing purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market dis-count from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when dis-tributed to the shareholders of the Funds. All monthly tax-exempt income divi-dends paid during the fiscal year ended February 28, 2001, have been desig-nated Exempt Interest Dividends.

-------------------------------------------------------------------------------
49

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securi-ties covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securi-ties. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value at-tributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attribut-able to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. Dur-ing the fiscal year ended February 28, 2001, the New York Fund invested in in-verse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Invest-ments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security de-clines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the float-ing rate security. The Connecticut, New Jersey and New York Insured Funds did not invest in any such securities during the fiscal year ended February 28, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
50

2. Fund Shares

Transactions in Fund shares were as follows:

                                    Connecticut                                         New Jersey
                  --------------------------------------------------  --------------------------------------------------
                        Year Ended                Year Ended                Year Ended                Year Ended
                          2/28/01                   2/29/00                   2/28/01                   2/29/00
                  ------------------------  ------------------------  ------------------------  ------------------------
                      Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A           1,343,132  $ 13,752,397   1,760,501  $ 18,283,345     822,459  $  8,304,537   1,031,880  $ 10,382,720
 Class B             476,269     4,867,066     717,184     7,460,912     272,859     2,772,525     613,401     6,270,631
 Class C             442,182     4,549,786     539,467     5,653,475     297,053     3,008,806     360,453     3,684,927
 Class R              81,120       833,746      45,537       470,901     191,863     1,938,742     293,764     2,974,927
Shares issued to
 shareholders
 due to
 reinvestment of
 distributions:
 Class A             426,340     4,345,791     437,447     4,555,256     122,603     1,232,155     132,266     1,345,915
 Class B              35,640       362,718      29,721       307,191      21,685       217,695      24,234       245,622
 Class C              42,221       429,804      41,923       435,212      24,449       245,011      22,706       229,919
 Class R               5,687        58,150       3,634        37,848     136,982     1,374,989     151,879     1,545,013
-------------------------------------------------------------------------------------------------------------------------
                   2,852,591    29,199,458   3,575,414    37,204,140   1,889,953    19,094,460   2,630,583    26,679,674
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A          (2,038,075)  (20,714,808) (2,731,832)  (28,162,520)   (693,376)   (6,903,199) (1,450,515)  (14,400,959)
 Class B            (227,632)   (2,315,818)   (176,175)   (1,782,560)   (171,488)   (1,720,235)   (303,073)   (3,009,282)
 Class C            (352,745)   (3,569,595)   (443,381)   (4,513,336)   (128,131)   (1,281,858)   (324,197)   (3,273,108)
 Class R             (31,667)     (330,636)     (4,904)      (51,147)   (434,870)   (4,335,750)   (668,086)   (6,722,962)
-------------------------------------------------------------------------------------------------------------------------
                  (2,650,119)  (26,930,857) (3,356,292)  (34,509,563) (1,427,865)  (14,241,042) (2,745,871)  (27,406,311)
-------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)          202,472  $  2,268,601     219,122  $  2,694,577     462,088  $  4,853,418    (115,288) $   (726,637)
-------------------------------------------------------------------------------------------------------------------------

                                     New York                                        New York Insured
                  --------------------------------------------------  --------------------------------------------------
                        Year Ended                Year Ended                Year Ended                Year Ended
                          2/28/01                   2/29/00                   2/28/01                   2/29/00
                  ------------------------  ------------------------  ------------------------  ------------------------
                      Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A           2,619,712  $ 27,235,771   2,790,883  $ 29,104,680     629,908  $  6,454,969   1,496,280  $ 15,529,903
 Class B             911,499     9,532,020   1,036,762    10,937,779     248,308     2,547,101     715,180     7,454,738
 Class C             837,991     8,777,070     528,399     5,518,626     113,286     1,179,935     147,209     1,505,110
 Class R             511,559     5,310,997     554,613     5,847,036     863,725     8,794,747     666,121     6,814,811
Shares issued to
 shareholders
 due to
 reinvestment of
 distributions:
 Class A             207,486     2,156,109     179,500     1,892,549     164,672     1,678,394     167,792     1,725,557
 Class B              44,059       458,214      36,081       378,936      35,652       363,902      36,951       380,102
 Class C              28,028       292,710      15,250       160,948      11,244       114,479      12,055       124,036
 Class R             567,484     5,909,075     570,094     6,033,712     906,826     9,251,956     980,490    10,105,870
-------------------------------------------------------------------------------------------------------------------------
                   5,727,818    59,671,966   5,711,582    59,874,266   2,973,621    30,385,483   4,222,078    43,640,127
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A          (1,298,861)  (13,497,318) (2,221,619)  (23,154,539)   (834,680)   (8,508,013) (1,085,766)  (11,116,343)
 Class B            (466,877)   (4,857,581)   (224,929)   (2,347,237)   (265,401)   (2,682,847)   (401,249)   (4,062,416)
 Class C            (222,905)   (2,332,241)   (327,306)   (3,418,515)   (100,988)   (1,021,747)    (76,265)     (776,795)
 Class R          (1,086,435)  (11,303,165) (1,770,315)  (18,572,062) (3,218,469)  (32,785,144) (3,589,069)  (36,660,035)
-------------------------------------------------------------------------------------------------------------------------
                  (3,075,078)  (31,990,305) (4,544,169)  (47,492,353) (4,419,538)  (44,997,751) (5,152,349)  (52,615,589)
-------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)        2,652,740  $ 27,681,661   1,167,413  $ 12,381,913  (1,445,917) $(14,612,268)   (930,271) $ (8,975,462)
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
51

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 2, 2001, to shareholders of record on March 9, 2001, as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Dividend per share:
 Class A                     $.0445        $.0390        $.0490        $.0430
 Class B                      .0375         .0325         .0425         .0365
 Class C                      .0395         .0340         .0445         .0380
 Class R                      .0460         .0405         .0510         .0445
-------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended
February 28, 2001, were as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Purchases:
 Long-term municipal
  securities            $20,650,418   $17,558,053  $101,465,296   $49,874,162
 Short-term municipal
  securities              2,000,000     1,500,000     7,400,000     3,000,000
Sales and maturities:
 Long-term municipal
  securities             16,906,248    13,729,280    74,559,414    68,811,359
 Short-term municipal
  securities                     --            --     7,400,000     3,000,000
-------------------------------------------------------------------------------

At February 28, 2001, the identified cost of investments owned for federal in-come tax purposes were as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
                       $230,911,961  $118,113,301  $271,309,769  $312,421,053
-------------------------------------------------------------------------------

At February 28, 2001, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Expiration year:
 2002                           $--    $  256,350           $--           $--
 2003                       766,696       424,626            --            --
 2004                            --       116,050            --            --
 2005                            --            --            --            --
 2006                            --       238,550            --            --
 2007                            --            --            --            --
 2008                        98,153       132,876       776,564       403,724
 2009                            --     1,212,020     1,069,405       888,468
-------------------------------------------------------------------------------
Total                      $864,849    $2,380,472    $1,845,969    $1,292,192
-------------------------------------------------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Gross unrealized:
 appreciation           $12,555,274   $ 5,826,492   $19,125,246   $21,570,953
 depreciation            (1,850,775)   (1,285,697)   (3,228,833)     (270,588)
-------------------------------------------------------------------------------
Net unrealized
 appreciation           $10,704,499   $ 4,540,795   $15,896,413   $21,300,365
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
52

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as fol-lows:

Average Daily Net Assets        Management Fee
----------------------------------------------
For the first $125 million        .5500 of 1%
For the next $125 million         .5375 of 1
For the next $250 million         .5250 of 1
For the next $500 million         .5125 of 1
For the next $1 billion           .5000 of 1
For net assets over $2 billion    .4750 of 1
----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of New York and New York Insured in order to limit total ex-penses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2001, Nuveen Investments (the "Dis-tributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            New York
                            Connecticut New Jersey New York  Insured
--------------------------------------------------------------------
Sales charges collected        $178,184    $81,827 $124,832  $39,706
Paid to authorized dealers      158,894     70,453  124,832   39,706
--------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2001, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     New York
                     Connecticut New Jersey New York  Insured
-------------------------------------------------------------
Commission advances     $251,199   $126,413 $531,840 $107,782
-------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2001, the Distributor retained such 12b-1 fees as fol-lows:

                                                     New York
                     Connecticut New Jersey New York  Insured
-------------------------------------------------------------
12b-1 fees retained     $164,260   $138,532 $217,466 $129,562
-------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2001, as follows:

                                               New York
               Connecticut New Jersey New York  Insured
-------------------------------------------------------
CDSC retained      $55,101    $38,398 $141,076 $119,613
-------------------------------------------------------

-------------------------------------------------------------------------------
53

7. Composition of Net Assets

At February 28, 2001, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                        New York
                           Connecticut    New Jersey      New York       Insured
---------------------------------------------------------------------------------
Capital paid-in           $234,802,728  $120,763,610  $277,180,316  $318,509,195
Undistributed (Over-
 distribution of) net
 investment income              45,507         5,131      (387,111)      165,103
Accumulated net realized
 gain (loss) from
 investment transactions      (864,849)   (2,394,944)   (1,859,801)   (1,292,192)
Net unrealized
 appreciation of
 investments                10,704,499     4,555,265    15,910,245    21,300,365
---------------------------------------------------------------------------------
Net assets                $244,687,885  $122,929,062  $290,843,649  $338,682,471
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
54

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  ----------------------
CONNECTICUT
Class (Inception Date)                    Net
                                    Realized/     Ratios/Supplemental Data
                            -------Unrealized-----------------------------------------------------------
                 Beginning     Net    BeforeICredit/nvest-   After     Net  After Credit/  Ending
                       Net Invest-    Reimbursementment Reimbursement(b)InvReimbursement(c)est-Net
CONNECTICUTYear Ended           Asset----ment-------Gain------------ment--Capital---------Asset
February 28/29,      Value  Income     (Loss)  ToRatiotal   Income  RatioGains Total   RatioValue
                                                of Net             of Net             of Net
                                               Invest-            Invest-            Invest-
                                     Ratio of     ment  Ratio of     ment  Ratio of     ment
                                     Expenses   Income  Expenses   Income  Expenses   Income
                              Ending       to       to        to       to        to       to
                                 Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Total    Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,  Return(a)     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
 2001               $ 9.96    $.53      $ .55  $1.08    $(.53)     $-- $(.53) $10.51
 2000                10.90     .53       (.94)  (.41)    (.53)      --  (.53)   9.96
 1999                10.85     .53        .06    .59     (.54)      --  (.54)  10.90
 1998                10.51     .56        .34    .90     (.56)      --  (.56)  10.85
 1997(d)             10.23     .42        .28    .70     (.42)      --  (.42)  10.51
 1996(e)             10.38     .57       (.14)   .43     (.58)      --  (.58)  10.23
Class B (2/97)
 2001                 9.94     .45        .55   1.00     (.45)      --  (.45)  10.49
 2000                10.88     .45       (.94)  (.49)    (.45)      --  (.45)   9.94
 1999                10.83     .46        .05    .51     (.46)      --  (.46)  10.88
 1998                10.51     .48        .32    .80     (.48)      --  (.48)  10.83
 1997(f)             10.53     .04       (.02)   .02     (.04)      --  (.04)  10.51
Class C (10/93)**
 2001                 9.95     .47        .55   1.02     (.47)      --  (.47)  10.50
 2000                10.88     .47       (.93)  (.46)    (.47)      --  (.47)   9.95
 1999                10.83     .48        .05    .53     (.48)      --  (.48)  10.88
 1998                10.49     .50        .34    .84     (.50)      --  (.50)  10.83
 1997(d)             10.22     .38        .27    .65     (.38)      --  (.38)  10.49
 1996(e)             10.36     .52       (.14)   .38     (.52)      --  (.52)  10.22
Class R (2/97)
 2001                 9.99     .55        .55   1.10     (.55)      --  (.55)  10.54
 2000                10.93     .55       (.94)  (.39)    (.55)      --  (.55)   9.99
 1999                10.87     .56        .06    .62     (.56)      --  (.56)  10.93
 1998                10.51     .58        .36    .94     (.58)      --  (.58)  10.87
 1997(f)             10.55     .01       (.05)  (.04)      --       --    --   10.51
----------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
 2001                11.14% $204,442      .87%    5.20%      .87%    5.20%      .86%    5.21%         7%
 2000                (3.84)  196,416      .88     5.09       .88     5.09       .87     5.10         22
 1999                 5.51   220,721      .90     4.88       .86     4.92       .86     4.92          7
 1998                 8.75   216,436      .85     5.15       .78     5.22       .78     5.22         12
 1997(d)              6.96   209,873     1.02*    5.18*      .79*    5.41*      .79*    5.41*        20
 1996(e)              4.18   202,219     1.03     5.23       .74     5.52       .74     5.52         24
Class B (2/97)
 2001                10.31    19,794     1.62     4.45      1.62     4.45      1.61     4.46          7
 2000                (4.57)   15,931     1.63     4.37      1.63     4.37      1.63     4.38         22
 1999                 4.77    11,223     1.64     4.14      1.62     4.16      1.61     4.17          7
 1998                 7.76     3,713     1.61     4.34      1.52     4.43      1.52     4.43         12
 1997(f)               .19       102     1.59*    6.61*     1.12*    7.08*     1.12*    7.08*        20
Class C (10/93)**
 2001                10.50    18,460     1.42     4.65      1.42     4.65      1.41     4.66          7
 2000                (4.31)   16,181     1.43     4.54      1.43     4.54      1.42     4.55         22
 1999                 4.94    16,198     1.45     4.33      1.41     4.37      1.41     4.37          7
 1998                 8.17    11,586     1.41     4.59      1.33     4.67      1.33     4.67         12
 1997(d)              6.43     7,087     1.57*    4.65*     1.34*    4.88*     1.34*    4.88*        20
 1996(e)              3.71     7,243     1.58     4.67      1.29     4.96      1.29     4.96         24
Class R (2/97)
 2001                11.30     1,992      .67     5.40       .67     5.40       .66     5.41          7
 2000                (3.63)    1,337      .68     5.31       .68     5.31       .67     5.32         22
 1999                 5.83       979      .69     5.09       .66     5.12       .66     5.13          7
 1998                 9.17       590      .66     5.29       .57     5.38       .57     5.38         12
 1997(f)              (.38)       --       --    10.97*       --    10.97*       --    10.97*        20
----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Information included prior to the nine months ended February 28, 1997, re-
   flects the financial highlights of Flagship Connecticut Double Tax Exempt.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the nine months ended February 28.
(e) For the fiscal year ended May 31.
(f) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
55

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  ----------------------
NEW JERSEY
                                          Net
                                    Realized/
                 Beginning     Net Unrealized             Net                 Ending
                       Net Invest-    Invest-         Invest-                    Net
Year Ended           Asset    ment  ment Gain            ment  Capital         Asset     Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)
-----------------------------------------------------------------------------------------------
Class A (9/94)**
 2001               $ 9.73    $.48      $ .72  $1.20    $(.48)     $-- $(.48) $10.45     12.59%
 2000                10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
 1999                10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00
 1998                10.26     .55        .36    .91     (.56)      --  (.56)  10.61      9.06
 1997(d)             10.22     .05        .04    .09     (.05)      --  (.05)  10.26       .85
 1997(e)             10.40     .48       (.15)   .33     (.51)      --  (.51)  10.22      3.31
Class B (2/97)
 2001                 9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
 1999                10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23
 1998                10.26     .48        .35    .83     (.48)      --  (.48)  10.61      8.25
 1997(d)             10.22     .05        .03    .08     (.04)      --  (.04)  10.26       .78
Class C (9/94)**
 2001                 9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
 1999                10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48
 1998                10.25     .50        .34    .84     (.50)      --  (.50)  10.59      8.40
 1997(d)             10.20     .04        .05    .09     (.04)      --  (.04)  10.25       .90
 1997(e)             10.38     .41       (.16)   .25     (.43)      --  (.43)  10.20      2.53
Class R (12/91)**
 2001                 9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
 1999                10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13
 1998                10.27     .58        .35    .93     (.58)      --  (.58)  10.62      9.29
 1997(d)             10.23     .05        .04    .09     (.05)      --  (.05)  10.27       .86
 1997(e)             10.41     .49       (.14)   .35     (.53)      --  (.53)  10.23      3.55
-----------------------------------------------------------------------------------------------
Class (Inception Date)
                                       Ratios/Supplemental Data
                 ---------------------------------------------------------------------------
                          Before Credit/         After          After Credit/
                          Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW JERSEY               ------------------ ------------------ ------------------
                                     Ratio              Ratio              Ratio
                                    of Net             of Net             of Net
                                   Invest-            Invest-            Invest-
                         Ratio of     ment  Ratio of     ment  Ratio of     ment
                         Expenses   Income  Expenses   Income  Expenses   Income
                  Ending       to       to        to       to        to       to
                     Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended        Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------
Class A (9/94)**
 2001            $52,277     1.00%    4.73%     1.00%    4.73%      .98%    4.74%        12%
 2000             46,235      .99     4.74       .93     4.80       .91     4.82         26
 1999             53,442     1.02     4.62       .66     4.98       .66     4.98         10
 1998             35,782     1.01     4.92       .60     5.33       .60     5.33         16
 1997(d)          27,879     1.01*    5.43*      .55*    5.89*      .55*    5.89*        --
 1997(e)          17,072     1.13     4.85      1.00     4.98      1.00     4.98         10
Class B (2/97)
 2001             15,979     1.75     3.98      1.75     3.98      1.73     3.99         12
 2000             13,681     1.74     4.01      1.69     4.06      1.67     4.08         26
 1999             11,368     1.76     3.88      1.39     4.25      1.39     4.25         10
 1998              2,981     1.77     4.16      1.36     4.57      1.36     4.57         16
 1997(d)              74     1.77*    5.71*     1.27*    6.21*     1.27*    6.21*        --
Class C (9/94)**
 2001             12,757     1.55     4.17      1.55     4.17      1.53     4.19         12
 2000             10,007     1.54     4.20      1.48     4.26      1.47     4.27         26
 1999             10,290     1.57     4.07      1.21     4.43      1.21     4.43         10
 1998              5,733     1.56     4.37      1.16     4.77      1.16     4.77         16
 1997(d)           2,712     1.56*    4.89*     1.10*    5.35*     1.10*    5.35*        --
 1997(e)           2,611     1.88     4.09      1.75     4.22      1.75     4.22         10
Class R (12/91)**
 2001             41,916      .80     4.93       .80     4.93       .78     4.94         12
 2000             40,058      .79     4.94       .73     5.00       .71     5.02         26
 1999             46,033      .82     4.82       .47     5.17       .47     5.17         10
 1998             44,817      .81     5.12       .40     5.53       .40     5.53         16
 1997(d)          42,651      .81*    5.63*      .35*    6.09*      .35*    6.09*        --
 1997(e)          42,905      .89     5.10       .75     5.24       .75     5.24         10
-----------------------------------------------------------------------------------------------

* Annualized.
** Information included prior to the one month ended February 28, 1997, re-
   flects the financial highlights of Nuveen New Jersey Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the one month ended February 28.
(e) For the fiscal year ended January 31.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
56

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations      Less Distributions
                            -------------------------  -----------------------
NEW YORK
                                           Net            From
                                     Realized/          and in
                                    Unrealized          Excess
                  Beginning     Net    Invest-          of Net                  Ending              Ending
                        Net Invest-       ment         Invest-                     Net                 Net
Year Ended            Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,       Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
----------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 2001                $10.17    $.57      $ .52  $1.09    $(.60)   $  --  $(.60) $10.66     10.97% $102,144
 2000                 11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)   81,857
 1999                 10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69    80,549
 1998                 10.53     .57        .44   1.01     (.57)      --   (.57)  10.97      9.84    78,038
 1997                 10.61     .59       (.07)   .52     (.56)    (.04)  (.60)  10.53      5.07    71,676
CLASS B (2/97)
 2001                 10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24    25,992
 2000                 11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)   19,803
 1999                 10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88    12,121
 1998                 10.53     .49        .45    .94     (.49)      --   (.49)  10.98      9.10     4,311
 1997(d)              10.48     .05        .04    .09     (.04)      --   (.04)  10.53       .87       124
CLASS C (9/94)**
 2001                 10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47    17,757
 2000                 11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)   10,374
 1999                 11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00     8,858
 1998                 10.56     .51        .45    .96     (.51)      --   (.51)  11.01      9.31     6,233
 1997                 10.64     .55       (.11)   .44     (.48)    (.04)  (.52)  10.56      4.31     3,965
CLASS R (12/86)**
 2001                 10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19   144,950
 2000                 11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)  138,303
 1999                 11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88   157,209
 1998                 10.55     .59        .45   1.04     (.59)      --   (.59)  11.00     10.11   160,142
 1997                 10.64     .59       (.05)   .54     (.59)    (.04)  (.63)  10.55      5.26   152,598
----------------------------------------------------------------------------------------------------------
Class (Inception Date)
                               Ratios/Supplemental Data
                  -------------------------------------------------------------------
                   Before Credit/         After          After Credit/
                   Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK          ------------------ ------------------ ------------------
                              Ratio              Ratio              Ratio
                             of Net             of Net             of Net
                            Invest-            Invest-            Invest-
                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                  Expenses   Income  Expenses   Income  Expenses   Income
                        to       to        to       to        to       to
                   Average  Average   Average  Average   Average  Average  Portfolio
Year Ended             Net      Net       Net      Net       Net      Net   Turnover
February 28/29,     Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 2001                  .91%    5.26%      .70%    5.47%      .69%    5.48%        28%
 2000                  .89     5.21       .61     5.49       .60     5.50         19
 1999                  .94     4.88       .79     5.03       .79     5.03         28
 1998                  .90     5.14       .77     5.27       .77     5.27         30
 1997                  .95     5.39       .89     5.45       .89     5.45         37
CLASS B (2/97)
 2001                 1.66     4.51      1.45     4.72      1.44     4.73         28
 2000                 1.64     4.50      1.33     4.81      1.32     4.82         19
 1999                 1.68     4.16      1.57     4.27      1.57     4.27         28
 1998                 1.67     4.32      1.50     4.49      1.50     4.49         30
 1997(d)              1.65*    5.86*     1.44*    6.07*     1.44*    6.07*        37
CLASS C (9/94)**
 2001                 1.46     4.72      1.26     4.92      1.25     4.92         28
 2000                 1.44     4.67      1.16     4.96      1.15     4.96         19
 1999                 1.49     4.34      1.35     4.47      1.35     4.47         28
 1998                 1.46     4.57      1.32     4.71      1.32     4.71         30
 1997                 1.64     4.73      1.57     4.80      1.57     4.80         37
CLASS R (12/86)**
 2001                  .71     5.46       .49     5.67       .49     5.68         28
 2000                  .69     5.40       .42     5.67       .41     5.68         19
 1999                  .74     5.08       .59     5.23       .59     5.23         28
 1998                  .70     5.34       .57     5.47       .57     5.47         30
 1997                  .71     5.55       .69     5.57       .69     5.57         37
----------------------------------------------------------------------------------------------------------

* Annualized.
** Information included prior to the fiscal year ended February 28, 1997, re-
   flects the financial highlights of Nuveen New York Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
57

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
NEW YORK INSURED
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                  Ending
                       Net Invest-       ment         Invest-                     Net
Year Ended           Asset    ment       Gain            ment  Capital          Asset     Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.95    $.51      $ .55  $1.06    $(.51)    $ --  $(.51) $10.50     10.97%
 2000                10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)
 1999                10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91
 1998                10.50     .53        .26    .79     (.53)      --   (.53)  10.76      7.76
 1997                10.61     .55       (.14)   .41     (.52)      --   (.52)  10.50      4.02
Class B (2/97)
 2001                 9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12
 2000                10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)
 1999                10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19
 1998                10.50     .45        .26    .71     (.45)      --   (.45)  10.76      6.96
 1997(d)             10.53     .03       (.02)   .01     (.04)      --   (.04)  10.50       .07
Class C (9/94)
 2001                 9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33
 2000                10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)
 1999                10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53
 1998                10.48     .47        .26    .73     (.47)      --   (.47)  10.74      7.16
 1997                10.61     .47       (.16)   .31     (.44)      --   (.44)  10.48      3.06
Class R (12/86)
 2001                 9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16
 2000                10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)
 1999                10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18
 1998                10.49     .55        .27    .82     (.55)      --   (.55)  10.76      8.04
 1997                10.61     .55       (.13)   .42     (.54)      --   (.54)  10.49      4.15
------------------------------------------------------------------------------------------------
Class (Inception Date)
                                       Ratios/Supplemental Data
                 ----------------------------------------------------------------------------
                           Before Credit/         After          After Credit/
                           Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK INSURED          ------------------ ------------------ ------------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                   Ending       to       to        to       to        to       to
                      Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            $ 56,936      .91%    4.98%      .91%    4.98%      .90%    4.99%        15%
 2000              54,364      .90     5.02       .90     5.02       .90     5.02         16
 1999              52,448      .92     4.78       .92     4.78       .92     4.78         16
 1998              44,721      .88     4.98       .88     4.98       .88     4.98         17
 1997              35,957      .92     5.04       .92     5.04       .92     5.04         29
Class B (2/97)
 2001              16,965     1.66     4.23      1.66     4.23      1.65     4.24         15
 2000              15,893     1.65     4.28      1.65     4.28      1.65     4.28         16
 1999              13,374     1.67     4.04      1.67     4.04      1.67     4.04         16
 1998               5,982     1.65     4.24      1.65     4.24      1.65     4.24         17
 1997(d)            1,279     1.64*    5.17*     1.64*    5.17*     1.64*    5.17*        29
Class C (9/94)
 2001               5,131     1.46     4.43      1.46     4.43      1.45     4.44         15
 2000               4,627     1.45     4.48      1.45     4.48      1.45     4.48         16
 1999               4,103     1.47     4.25      1.47     4.25      1.47     4.25         16
 1998               2,310     1.43     4.43      1.43     4.43      1.43     4.43         17
 1997               2,015     1.67     4.28      1.67     4.28      1.67     4.28         29
Class R (12/86)
 2001             259,651      .71     5.18       .71     5.18       .70     5.19         15
 2000             260,469      .70     5.21       .70     5.21       .70     5.21         16
 1999             301,805      .72     4.97       .72     4.97       .72     4.98         16
 1998             313,647      .68     5.18       .68     5.18       .68     5.18         17
 1997             319,208      .68     5.28       .68     5.28       .68     5.28         29
------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
58

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Con-necticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Mu-nicipal Bond Funds (each a series of the Nuveen Multistate Trust II) (a Massa-chusetts business trust), including the portfolios of investments, as of Feb-ruary 28, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of February 28, 2001 by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confir-mation from brokers, and when replies were not received, we carried out alter-native auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Con-necticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Mu-nicipal Bond Funds as of February 28, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 2001

-------------------------------------------------------------------------------
59

                                     Notes




____
60

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787






NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


  _____
  61

Serving
Investors
For Generations

                                    ____________________________________________

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
JOHN NUVEEN, SR.

A 100-Year Tradition of Quality Investments


Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
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333 West Wacker Drive
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